Exhibit 10.2

MARCH 12, 2025

BAIDU, INC.

(as Issuer)

and

THE BANK OF NEW YORK MELLON, LONDON

BRANCH

(as Trustee)

TRUST DEED

related to

U.S.$2,000,000,000 Zero Coupon Exchangeable

Bonds due 2032 exchangeable for ordinary shares of

Trip.com Group Limited (Stock code: 9961.HK)

This Trust Deed is made on March 12, 2025 between:

(1)	BAIDU, INC. (the “Issuer”); and

(2)

THE BANK OF NEW YORK MELLON, LONDON BRANCH, a banking corporation organised and existing under the laws of the State of New York with limited liability and operating through its branch in London at 160 Queen Victoria Street, London EC4V 4LA, United Kingdom (the “Trustee”, which expression, where the context so admits, includes any successor trustee or other trustee for the time being of this Trust Deed).

Whereas:

(A)

The Issuer has authorised the issue of U.S.$2,000,000,000 Zero Coupon exchangeable bonds due 2032 exchangeable for ordinary shares of Trip.com Group Limited (Stock code: 9961.HK) to be constituted by this Trust Deed.

(B)	The Trustee has agreed to act as trustee of this Trust Deed on the following terms and conditions.

This Trust Deed witnesses and it is declared as follows:

1.	INTERPRETATION

1.1	Definitions

The following expressions have the following meanings:

“Additional Exchange Property” has the meaning set out in Condition 7(B)(iii);

“Agency Agreement” means the paying, exchange and transfer agency agreement referred to as such in the Conditions, and includes any other agreements, approved in writing by the Trustee, appointing Successor Agents or amending, varying, novating or supplementing any such agreements;

“Agents” means the Principal Agent, the Registrar, the Paying Agent, the Exchange Agent, the Transfer Agent, their Successors or any of them and shall include such other Agent or Agents as may be appointed from time to time under the Agency Agreement and references to Agents are to them acting solely through their specified offices;

“Applicable Law” means any law or regulation including, but not limited to: (i) any statute or regulation; (ii) any rule or practice of any Authority by which any party to this Trust Deed is bound or with which any party is accustomed to comply; (iii) any agreement between any Authorities; and (iv) any customary agreement between any Authority and any party to this Trust Deed;

“Appointee” has the meaning given to it in Clause 12.23;

“Auditors” means the auditors for the time being of the Issuer or, if they are unable or unwilling to carry out any action requested of them under this Trust Deed, such other firm of independent accountants as may be nominated by the Issuer and notified in writing to the Trustee for the purpose;

“Authorised Signatory” means any person duly authorised by the Issuer as specified in the list(s) of authorised signatories provided by the Issuer to the Trustee and the Principal Agent pursuant to clause 17.14 of the Agency Agreement;

“Authority” means any competent regulatory, prosecuting, tax or governmental authority in any jurisdiction;

“Bondholder”, “holder of the Bonds” or, in respect of a Bond, “holder” means a person in whose name a Bond is registered in the register of holders of the Bonds (or, in the case of joint holders, the first named thereof) save that, for so long as such Bonds or any part thereof are represented by a Global Certificate deposited with the Common Depositary (as defined below), each person who is for the time being shown in the records of Euroclear or Clearstream (other than Clearstream, if Clearstream shall be an accountholder of Euroclear, and Euroclear, if Euroclear shall be an accountholder of Clearstream) as the holder of a particular principal amount of the Bonds shall be deemed to be the holder of such principal amount of such Bonds (and the registered holder of the Bonds shall be deemed not to be the holder) for all purposes of this Trust Deed other than with respect to the payment of principal on such principal amount of such Bonds, the rights to which shall be vested, as against the Issuer and the Trustee, solely in the Common Depositary and for which purpose the Common Depositary shall be deemed to be the holder of such principal amount of such Bonds in accordance with and subject to its terms and the provisions of this Trust Deed; and the words holder and holders and related expressions shall (where appropriate) be construed accordingly;

“Bonds” means the U.S.$2,000,000,000 zero coupon exchangeable bonds due 2032 of the Issuer, which expression shall include, unless the context requires otherwise, any further bonds issued in accordance with Condition 18 and consolidated and forming a single series with the Bonds, exchangeable into ordinary shares of Trip.com, constituted by this Trust Deed and for the time being outstanding or, as the context may require, a specific number or principal amount of them, and, if the context so permits, shall include the Global Certificate representing the Bonds;

“Capital Distribution” has the meaning set out in Condition 5;

“Cash Settlement Amount” has the meaning set out in Condition 5;

“Certificate” means a certificate representing one or more Bonds and, save as provided in the Conditions, comprising the entire holding by a Bondholder of his Bonds and, save in the case of Global Certificates, being substantially in the form set out in Schedule 2, issued in the name of the holder of one or more Bonds; and, except in Clause 3.1 and Clause 3.2, includes the Global Certificate;

“Clearstream” means Clearstream Banking S.A.;

“Code” means the U.S. Internal Revenue Code of 1986, as amended;

“Common Depositary” means, in relation to the Bonds, a depositary common to Euroclear and Clearstream;

“Conditions” means the terms and conditions applicable to the Bonds which shall be substantially in the form set out in Schedule 4, as modified, with respect to any Bonds represented by a Global Certificate, by the provisions of such Global Certificate and shall be endorsed on the relevant Certificate and any reference to a particularly numbered Condition shall be construed accordingly;

“definitive Certificate” has the meaning ascribed to it in the Global Certificate;

“directors” means members of the board of directors of the Issuer from time to time;

“Electronic Consent” has the meaning given to it in Schedule 3;

“Electronic Means” means the following communications methods: (i) non-secure methods of transmission or communication such as e-mail transmission and (ii) secure electronic transmission containing applicable authorisation codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder;

“Equivalent Amount” has the meaning set out in Condition 7(B)(iii)(a);

“Euroclear” means Euroclear Bank SA/NV or any successor securities clearing agency;

“Event of Default” means any of the events described in Condition 12;

“Exchange Agent” means any person appointed as an exchange agent pursuant to the Agency Agreement, or any Successor Exchange Agent appointed under the Agency Agreement, and includes the Principal Agent;

“Exchange Date” has the meaning set out in Condition 7(B)(i);

“Exchange Notice” has the meaning set out in Condition 7(B)(i);

“Exchange Period” has the meaning set out in Condition 7(A)(iv);

“Exchange Property” has the meaning set out in Condition 7(C);

“Exchange Right” has the meaning set out in Condition 7(A)(i);

“Extraordinary Resolution” has the meaning set out in Schedule 3;

“FATCA” means:

(a)	Sections 1471 to 1474 of the Code or any associated regulation, instruction or other official guidance, as amended from time to time;

(b)

any treaty, law, regulation, instruction or other official guidance enacted or amended in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) facilitates the implementation of paragraph (a) above of this definition;

(c)

any agreement pursuant to the implementation of paragraph (a) or (b) above of this definition with the U.S. Internal Revenue Service, the Government of the United States or any governmental or taxation authority in any other jurisdiction; or

(d)

any treaty, law, regulation, instruction or other official guidance analogous to paragraph (a) or (b) of this definition enacted or amended in any other jurisdiction from time to time, and any agreement pursuant to the implementation of any such treaty, law, regulation, instruction or other official guidance with any governmental or taxation authority in any jurisdiction;

“FATCA Withholding” means any withholding or deduction required pursuant to an agreement described in section 1471(b) of the Code, or otherwise imposed pursuant to sections 1471 through 1474 of the Code, any regulations or agreements thereunder, any official interpretations thereof, or any law implementing an intergovernmental approach thereto;

“FSMA” means the Financial Services and Markets Act 2000, as amended;

“Global Certificate” means a Certificate substantially in the form set out in Schedule 2 representing Bonds that are registered in the name of a nominee of a Common Depositary and/or any other clearing system;

“Hong Kong” means the Hong Kong Special Administrative Region of the People’s Republic of China;

“Hong Kong Stock Exchange” means The Stock Exchange of Hong Kong Limited;

“Offer Consideration” has the meaning set out in Condition 8;

“outstanding” means, in relation to the Bonds, all the Bonds issued except (a) those which have been redeemed in accordance with the Conditions, (b) those in respect of which the date for redemption has occurred and the redemption moneys (including premium (if any) payable under the Conditions after such date) have been duly paid to the Trustee or to the Principal Agent as provided in Clause 2 and remain available for payment in accordance with the Conditions (c) those which have become void or in respect of which claims have become prescribed, (d) those which have been purchased and cancelled as provided in the Conditions and (e) those in respect of which the Exchange Right has been duly exercised and discharged (and, for the avoidance of doubt, a Bond in respect of which an Exchange Date has occurred shall be deemed to remain outstanding until the Exchange Right has been satisfied and discharged even if the holder is removed from the register of Holders during the exchange process); and provided that for the purposes of (i) ascertaining the right to attend and vote at any meeting of the Bondholders or to participate in any Written Resolution or Electronic Consent, (ii) the determination of how many Bonds are outstanding for the purposes of Clause 14, Conditions 12, 14 and 15 and Schedule 3 and (iii) the exercise of any discretion, power or authority whether contained in this Trust Deed or any other document or provided by law, which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Bondholders, those Bonds which are beneficially held by or on behalf of the Issuer or any of its Principal Subsidiaries and Affiliates and notified to the Trustee in writing and not cancelled shall (unless no longer so held) be deemed not to remain outstanding;

“Paying Agent” means an institution appointed as such under the Agency Agreement acting through its specified office, or any additional or Successor Paying Agent, and includes the Principal Agent;

“Payment Business Day” has the meaning set out in Condition 5;

“Potential Event of Default” means an event or circumstance which could with the giving of notice, lapse of time, issue of a certificate and/or fulfilment of any other requirement provided for in Condition 12 become an Event of Default;

“PRC” means the People’s Republic of China, which, for the purpose of this Trust Deed, excludes Hong Kong, the Macau Special Administrative Region of the People’s Republic of China and Taiwan;

“Principal Agent” means The Bank of New York Mellon, London Branch in its capacity as principal paying agent, principal exchange agent and principal transfer agent at its specified office or any Successor Principal Agent appointed under the Agency Agreement, at its specified office;

“Principal Subsidiary” has the meaning set out in Condition 5;

“Registrar” means the institution named as such in the Conditions acting through its specified office, or any Successor Registrar;

“Relevant Company” has the meaning set out in Condition 5;

“Relevant Exchange” has the meaning set out in Condition 5;

“Relevant Event” has the meaning set out in Condition 10(F);

“Responsible Officer” means any managing director, vice president, trust associate, relationship manager, transaction manager, client service manager, any trust officer or any other officer located at the Specified Corporate Trust Office of the Trustee who customarily performs functions similar to those performed by any persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and in each such case, who shall have direct responsibility for the day to day administration of this Trust Deed;

“Specified Corporate Trust Office” means The Bank of New York Mellon, Hong Kong Branch, a banking corporation organised and existing under the laws of the State of New York with limited liability and operating through its branch in Hong Kong at Level 26, Three Pacific Place, 1 Queen’s Road East, Hong Kong; Attention: Global Corporate Trust – Baidu; E-mail: honctrmta@bny.com;

“Shareholder” means the person in whose name a Share is registered;

“Shares” has the meaning set out in Condition 5;

“specified office” means, in relation to an Agent, the office identified with its name at the end of the Conditions or any other office notified to the Trustee in writing pursuant to clause 19.4 of the Agency Agreement;

“Subsidiary” has the meaning set out in Condition 5;

“Successor” means, in relation to the Agents, such other or further person as may from time to time be appointed by the Issuer as an Agent and on terms (other than as to remuneration) approved in writing by the Trustee and notice of whose appointment is given to Bondholders pursuant to Clause 10.13;

“Tax” or “Taxes” means any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of any Authority having power to tax, and “Taxation” shall be construed accordingly;

“this Trust Deed” means this Trust Deed (as from time to time amended, varied, novated and/or supplemented in accordance with this Trust Deed) and any other document executed in accordance with this Trust Deed (as from time to time so amended, varied, novated or supplemented) and expressed to be supplemental to this Trust Deed;

“Transfer Agents” means the Transfer Agents appointed under the Agency Agreement, or any Successor Transfer Agent;

“trust corporation” means a trust corporation (as defined in the Law of Property Act 1925) or a corporation entitled to act as a trustee pursuant to applicable laws relating to trustees; and

“Written Resolution” has the meaning given to it in Schedule 3.

1.2	Construction of Certain References

References to:

(a)	“U.S. dollars” and “U.S.$” are to the lawful currency for the time being of the United States of America;

(b)	“Hong Kong dollars” and “HK$” are to the lawful currency for the time being of the Hong Kong Special Administrative Region of the People’s Republic of China;

(c)	fees, costs, charges, remuneration or expenses include any withholding, value added, turnover or similar Tax charged in respect thereof; and

(d)

an action, remedy or method of judicial proceedings for the enforcement of creditors’ rights include references to the action, remedy or method of judicial proceedings in jurisdictions other than Hong Kong as shall most nearly approximate thereto.

1.3	Headings

Headings shall be ignored in construing this Trust Deed.

1.4	Schedules

The Schedules are part of this Trust Deed and have effect accordingly.

1.5	Clauses

References in this Trust Deed to Clauses and Schedules are to clauses and schedules in this Trust Deed respectively unless otherwise stated.

1.6	Alternative Clearing System

References in this Trust Deed to Euroclear and Clearstream shall, wherever the context so permits, be deemed to include reference to any additional or alternative clearing system (an “Alternative Clearing System”) selected by the Issuer and approved in writing by the Trustee, the Principal Agent and the Registrar.

1.7	The Conditions

In this Trust Deed, unless the context requires or the same are otherwise defined, words and expressions defined in the Conditions and not otherwise defined herein shall have the same meaning in this Trust Deed.

1.8	Amended Documents

Save where the contrary is indicated, any reference in this Trust Deed to this Trust Deed or any other agreement or document shall be construed as a reference to this Trust Deed or such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented.

2.	AMOUNT OF THE BONDS AND COVENANT TO PAY

2.1	Amount of the Bonds

Subject to Condition 18 and Clause 19, the aggregate principal amount of the Bonds is limited to U.S.$2,000,000,000.

2.2	Covenant to Pay

The Issuer will on any date when any Bonds become due to be redeemed or any amount in respect of the Bonds or any of them becomes payable in accordance with this Trust Deed and/or the Conditions, unconditionally pay to or to the order of the Trustee in U.S. dollars in immediately available funds the principal amount of the Bonds becoming due for redemption on that date or such other amount as may be payable in respect of the Bonds in accordance with the Conditions, together with any applicable premium and will (subject to the Conditions) until such payment (both before and after judgment) unconditionally pay to or to the order of the Trustee interest accrued on the principal amount of the Bonds outstanding as set out in the Conditions provided that:

(a)

subject to the provisions of Clause 2.4, payment of any sum due in respect of the Bonds made to the Principal Agent as provided in the Agency Agreement shall, to that extent, satisfy such obligation except to the extent that there is failure in its subsequent payment to the relevant Bondholders under the Conditions; and

(b)

a payment made after the due date or pursuant to Condition 12 will be deemed to have been made when the full amount due (including interest accrued, if any) has been received by the Principal Agent or the Trustee and notice to that effect has been given to the Bondholders (if required under Clause 10.11) except to the extent that there is failure in its subsequent payment to the relevant Bondholders under the Conditions.

The Trustee will hold the benefit of this covenant on trust for itself and the Bondholders.

2.3	Discharge

Subject to Clause 2.4, any payment to be made in respect of the Bonds by the Issuer or the Trustee may be made as provided in the Conditions and any payment so made will (subject to Clause 2.4) to that extent be a good and complete discharge to the Issuer or the Trustee, as the case may be.

2.4	Payment after a Default

At any time after an Event of Default or a Potential Event of Default has occurred, the Trustee may:

(a)	by notice in writing to the Issuer and the Agents, require the Agents, until notified in writing by the Trustee to the contrary, so far as permitted by Applicable Law:

(i)

to act as agents of the Trustee under this Trust Deed and the Bonds on the terms of the Agency Agreement (with consequential amendments as necessary and except that the Trustee’s liability for the indemnification, remuneration and all other expenses of the Agents will be limited to the amounts for the time being held by the Trustee in respect of the Bonds on the terms of this Trust Deed) and thereafter to hold all Certificates and all moneys, documents and records held by them in respect of the Bonds to the order of the Trustee; and/or

(ii)

to deliver all Certificates and all moneys, documents and records held by them in respect of the Bonds to the Trustee or as the Trustee directs in such notice or subsequently, provided that this paragraph (a)(ii) of Clause 2.4 shall not apply to any documents or records which the relevant Agent is obliged not to release by any Applicable Law to which it is subject; and

(b)

by notice in writing to the Issuer, require the Issuer to make all subsequent payments in respect of the Bonds to or to the order of the Trustee and not to the Principal Agent with effect from the issue of any such notice to the Issuer; and from then until such notice is withdrawn, paragraph (a) of Clause 2.2 above, shall cease to have effect.

3.	FORM OF THE BONDS

3.1	The Global Certificate

The Bonds will initially be represented by the Global Certificate in registered form in the principal amount of U.S.$2,000,000,000 which shall be deposited with the Common Depositary. The Global Certificate shall be registered in the name of a nominee of the Common Depositary. The Global Certificate will be exchangeable for Certificates as set out in the Global Certificate. Except in the limited circumstances set out in the Global Certificate, owners of interests in Bonds represented by a Global Certificate will not be entitled to receive definitive Certificates in respect of their individual holdings of Bonds. The Bonds are not issuable in bearer form. The Bonds evidenced by the Global Certificate shall be subject to its terms in all respects and entitled to the benefits under this Trust Deed.

3.2	Form of Certificates

The definitive Certificates, if issued, will be substantially in the form set out in Schedule 1 and endorsed with the Conditions.

3.3	Legends on the Bonds

Every Bond represented by a Global Certificate or a definitive Certificate that bears or is required under this Clause 3.3 to bear the legend set forth in this Clause 3.3 (the “Restricted Bonds”) shall be subject to the restrictions on transfer set forth in this Clause 3.3 (including the legend set forth below), unless such restrictions on transfer shall be eliminated or otherwise waived by written consent of the Issuer, and the Bondholder of each such Restricted Bond, by such Bondholder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Clause 3.3, the term “transfer” encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Bond. Any Certificate evidencing the Bonds shall bear a legend in substantially the following form as long as it applies:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL, OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “DISTRIBUTION COMPLIANCE PERIOD END DATE”) THAT IS 40 DAYS AFTER THE DATE OF ORIGINAL ISSUANCE HEREOF, ONLY (A) TO BAIDU, INC. (THE “COMPANY”) OR ONE OF ITS SUBSIDIARIES OR (B) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT. ANY HOLDER WHO ACQUIRES THIS SECURITY (INCLUDING ANY ACQUISITION OF ANY INTEREST HEREIN) ON OR BEFORE THE DISTRIBUTION COMPLIANCE PERIOD END DATE REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY OR PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY DURING THE THREE IMMEDIATELY PRECEDING MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR OWN THIS SECURITY OR A BENEFICIAL INTEREST HEREIN.

3.4	Signature

The Global Certificate (and the definitive Certificates, if issued) will be signed manually by any Authorised Signatory of the Issuer duly authorised for the purpose and authenticated by or on behalf of the Registrar. The Issuer may use the manual signature of any person who at the date of signing of the relevant Certificate is an Authorised Signatory of the Issuer even if at the time of issue of any definitive Certificate or the Global Certificate he no longer is an Authorised Signatory of the Issuer and the Bonds in respect of which the Global Certificate or a definitive Certificate is so executed and authenticated will be binding and valid obligations of the Issuer.

3.5	Issue

Issue and delivery of the Bonds shall be completed on the issue and delivery of the Global Certificate to Euroclear and Clearstream or to a custodian on behalf thereof, and the completion of the entry in the register of holders by the Registrar.

3.6	Entitlement to treat holder as owner

The holder of any Bond will (except as ordered by a court of competent jurisdiction or save as otherwise required by law) be treated as the absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or any writing (other than the endorsed form of transfer) on, or the theft or loss of, the Certificate issued in respect of it) and no person will be liable for so treating such holder, and none of the Issuer, the Trustee or any Agent shall be affected by any notice to the contrary.

4.	STAMP DUTIES AND TAXES

4.1	Stamp Duties

The Issuer will pay, or cause to be paid, any stamp, issue, registration, documentary, transfer or other Taxes, including interest and penalties, fees, assessments and government charges payable in the Cayman Islands, Hong Kong, the PRC and any other relevant jurisdiction, in respect of the creation, issue and offering of the Bonds and the execution, delivery, performance and/or enforcement of this Trust Deed, the Agency Agreement or the Bonds, and to the extent required under Condition 7(B). The Trustee shall not be liable or responsible to (i) pay any such Taxes in any jurisdiction, (ii) determine whether the Issuer, any Holder or any other person is liable to pay any such Taxes and shall not be concerned with, or be obliged or required to enquire into, the sufficiency of any amount paid by any person for this purpose, or (iii) provide any notice or information to any Agent or any other person that would permit, enable or facilitate the payment of any principal, premium (if any), interest or other amount under or in respect of the Bonds without deduction or withholding for or on account of any Tax or other payment imposed by or in any jurisdiction, and the Trustee shall not, in any case, be liable for any losses as a result of any non-payment by the Issuer or any Bondholder.

The Issuer will also indemnify the Trustee and the Bondholders on demand, on an after-tax basis, from and against all stamp, issue, registration, documentary, transfer or other Taxes, including interest and penalties, paid by any of them in any jurisdiction in connection with any action taken by or on behalf of the Trustee or, as the case may be, the Bondholders to enforce the Issuer’s obligations under this Trust Deed, the Agency Agreement or the Bonds. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Trustee and/or the Bonds no longer being outstanding and/or the termination of this Trust Deed. The Contracts (Rights of Third Parties) Act 1999 applies to this Clause 4.1.

4.2	Change of Taxing Jurisdiction

If the Issuer becomes subject generally to the taxing jurisdiction of a territory or a taxing authority of or in that territory with power to tax other than or in addition to the Cayman Islands, the PRC, Hong Kong or, in each case, any political subdivision or any authority thereof or therein or having the power to Tax, then the Issuer will notify the Trustee in writing as soon as reasonably practicable after it becomes aware and give the Trustee an undertaking in form and substance satisfactory to the Trustee in terms and manner corresponding to the terms of Condition 11 with the substitution for, or (as the case may require) the addition to, the references in that Condition to the Cayman Islands, the PRC, Hong Kong or any other jurisdiction in which the Issuer is then organised or resident for tax purposes of references to that other or additional territory or authority to whose taxing jurisdiction the Issuer has become so subject. In such event this Trust Deed, and the Bonds and the Conditions, including, but not limited to, the provision in Condition 10(C), will be read and construed accordingly. For the avoidance of doubt, the references in Condition 10(C) to the Cayman Islands, the PRC and Hong Kong should be deemed to include that other or additional territory or authority to whose taxing jurisdiction the Issuer has become so subject.

5.	COVENANTS RELATING TO THE EXCHANGE PROPERTY, EXCHANGE RIGHTS AND PHYSICAL SETTLEMENT ELECTION

5.1

Whilst any Bond remains outstanding, the Issuer undertakes to and covenants with the Trustee that it will observe all its obligations under the Conditions and this Trust Deed with respect to Exchange Rights and in addition it shall:

(a)

Delivery of Exchange Property and Payment of Cash Alternative Amount: comply with its obligations to pay the Cash Settlement Amount and, if it has made a Physical Settlement Election, comply with its obligations to deliver Exchange Property and any Additional Exchange Property, in each case in accordance with the instructions set out in any Exchange Notice on exercise of Exchange Rights and to pay, or procure the payment of, any Equivalent Amounts, Offer Consideration or any other cash amounts or other property payable under the Conditions, in each case, in accordance with this Trust Deed, the Conditions and the Agency Agreement;

(b)

Record of Exchange Property: at all times maintain a record clearly identifying the composition of the Exchange Property and provide a copy of such record to the Trustee, or allow the Trustee and any person appointed by it to whom the Issuer shall have no reasonable objection free access to such record at all reasonable times during normal business hours at the Issuer’s principal place of business in Hong Kong, after receiving the Trustee’s prior written request;

(c)

Changes to the Exchange Property: as soon as reasonably practicable thereafter, notify the Trustee and the Agents in writing and the Holders in accordance with this Trust Deed and the Conditions of any change in the nature or composition of the Exchange Property or any adjustment to the Exchange Property pursuant to the Conditions and including, but not limited to, the circumstances requiring such change in the nature and composition of the Exchange Property, details of the Exchange Property, which, following such change, the Holder will be entitled to receive upon exercise of an Exchange Right, and the date from which it shall become, or became effective and such other or further information as the Trustee may from time to time request, and shall certify such details as the Trustee may require of the Exchange Property to which the Holder would be entitled upon exercise of the Exchange Right in respect of such Bond following such change;

(d)

Notices relating to Exchange Property: in the circumstances described in paragraph (c) of Clause 5.1, send or procure to be sent to the Trustee a copy of all notices, statements and circulars which are received by it in its capacity as legal or beneficial owner of any Shares and which contain information having or which may have a material bearing on the matters described in paragraph (c) of Clause 5.1 as soon as reasonably practicable, but in any event not later than 10 Payment Business Days after the date of receipt thereof;

(e)	Rights Issue: provide such notice and take such action as is required by Condition 7(E);

(f)	Bonus Issues, Capital Distributions and Reorganisation: provide such notice and take such action as is required by Condition 7(F);

(g)

Relevant Securities: to the extent that it is attributable to the Exchange Property, as determined in accordance with the Conditions and this Trust Deed, procure that any Securities or other property or assets received following a Relevant Event are included as part of the Exchange Property; and

(h)

Notification of Satisfaction of Exchange Rights: notify or procure notification to the Trustee, the Principal Agent and the Registrar in writing promptly when any Exchange Right has been duly exercised and of the principal amount of the Bonds in respect of which such Exchange Right has been duly exercised and discharged.

6.	EXCHANGE

6.1	Rights of Exchange

Subject to the right of the Issuer to make a Physical Settlement Election, the holder of each Bond will have the right, subject to any applicable laws and regulations and in the manner described in the Conditions, to exchange such Bond at any time during the Exchange Period for the Cash Settlement Amount in respect of a pro rata share of the Exchange Property as at the relevant Exchange Date as provided in the Conditions. Payment of such sum in cash equal to the relevant Cash Settlement Amount, or where a Physical Settlement Election is made as provided in the Conditions, delivery of the pro rata share of the Exchange Property, upon an exercise of Exchange Rights with respect to a Bond and performance by the Issuer of its obligations in respect of such exchange, shall satisfy and constitute a discharge of the Issuer’s obligations in respect of such Bond. From the Exchange Date up to the Cash Settlement Payment Date (or, as the case may be, the Settlement Date), the Issuer’s obligations relating to such Bond shall be limited to the Exchange Right in relation to that Bond, except as provided in the Conditions.

6.2	Adjustment to Exchange Property

The assets comprising the Exchange Property may be subject to change in accordance with the Conditions.

6.3	Payment of Stamp Duty and Other Expenses

Where a Physical Settlement Election is made by the Issuer, a Holder exercising Exchange Rights must pay directly to the relevant authorities any taxes and capital, stamp, issue, registration, documentary, transfer or other duties (including penalties) arising on exchange and/or on the transfer, delivery or other disposition of Exchange Property arising on exercise of Exchange Rights (“Stamp Taxes”) or provide an indemnity and/or security in respect thereof in such form as the Issuer may reasonably require, other than or in respect of any Stamp Taxes payable or imposed in the Cayman Islands, Hong Kong, the PRC or any other jurisdiction in which the register in respect of any securities or other property comprising Exchange Property is located or in which any property comprising Exchange Property is situated, or any jurisdictions in which any listing, exchange, clearance or settlement services are provided in connection with the relevant Exchange Property, including in connection with the transfer or delivery of the relevant Exchange Property, or imposed or payable by virtue of the place of incorporation, domicile or tax residence of the Issuer of any Relevant Securities comprised in the relevant pro rata share of the Exchange Property (“Excluded Stamp Taxes”), which shall be payable by the Issuer directly to the relevant authorities. If the Issuer fails to pay any Excluded Stamp Taxes, the relevant Holder shall be entitled to pay the Excluded Stamp Taxes to the relevant tax authority. The Issuer covenants to reimburse each such Holder in respect of the payment of Excluded Stamp Taxes by them and any penalties payable in respect thereof, which shall be payable by the Issuer. Such Holder must pay all, if any, taxes arising by reference to any disposal or deemed disposal of a Bond in connection with the exercise of Exchange Rights by it.

6.4	Trustee Not Obliged to Monitor the Exchange Property:

(a)

The Trustee shall not be under any duty or obligation to (and will not be responsible or liable to any Bondholder or any other person for not so doing) monitor whether any event or circumstance which gives rise or may give rise to an adjustment to the Exchange Property has happened or exists as described in Condition 7 or Condition 8 and, unless it has express notice in writing from the Issuer to the contrary, may assume that no such event or circumstance has happened or does exist and shall not be liable to any Bondholder or any other person for so doing.

(b)

The Trustee shall not be under any duty or obligation to (and will not be responsible or liable to any Bondholder or any other person for not so doing) perform, verify or assist in any calculation or determination in connection with any amount payable under any redemption option under Condition 10, the number of a pro rata share of the Exchange Property or Additional Exchange Property, the Equivalent Amount, the Further Amount, the Cash Settlement Amount, or any other amount with respect to any exercise of the Exchange Right and shall not be responsible for delivery of any Exchange Property, Additional Exchange Property or Physical Settlement Election Notice or for payment of any Equivalent Amount, Further Amount, Cash Settlement Amount, or any other amount with respect to any exercise of the Exchange Right.

7.	OFFERS

Upon receipt of any Offer as is referred to in the Conditions, the Issuer shall, and shall procure that the registered holder or owner of the Exchange Property shall, as soon as reasonably practicable notify the Trustee and (in the case of the Issuer) give notice to Holders in accordance with the Conditions giving details of the Offer and stating that, subject as provided in the Conditions, the Exchange Rights shall be suspended during the Suspension Period.

8.	CONSOLIDATION, AMALGAMATION OR MERGER

The Issuer shall not consolidate with or merge into any other person in a transaction in which the Issuer is not the surviving entity, or convey, transfer or lease its properties and assets substantially as an entirety to, any person, unless:

(a)

any person formed by such consolidation or into or with which the Issuer is merged or to whom the Issuer has conveyed, transferred or leased its properties and assets substantially as an entirety is a corporation, partnership, trust or other entity validly existing under the laws of the British Virgin Islands, the Cayman Islands or Hong Kong and such person expressly assumes by a trust deed supplemental to this Trust Deed all the obligations of the Issuer under this Trust Deed and the Bonds, including the obligation to pay Additional Amounts with respect to any jurisdiction in which it is organized or resident for tax purposes;;

(b)

immediately after giving effect to the transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

(c)

the Issuer has delivered to the Trustee an Officers’ Certificate and an opinion of independent legal counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Trust Deed and that all conditions precedent therein provided for relating to such transaction have been complied with.

9.	APPLICATION OF MONEYS RECEIVED BY THE TRUSTEE

9.1	Declaration of Trust

All moneys received by the Trustee in respect of the Bonds or amounts payable under this Trust Deed will, despite any appropriation of all or part of them by the Issuer, be held by the Trustee on trust to apply them (subject to Clause 9.2):

(a)

firstly, in payment of all fees, all costs, charges and expenses properly incurred and all liabilities incurred by the Trustee (including without limitation remuneration payable to the Trustee) in carrying out its functions and/or duties and/or exercising its rights, powers and/or discretions under and in accordance with this Trust Deed, the Bonds and/or the Agency Agreement and the Bonds (which for the avoidance of doubt includes but is not limited to the fees, costs, charges, expenses and liabilities of, and all other amounts payable to, any Appointee appointed by the Trustee hereunder and the Agents for so long as they are acting as agents of the Trustee;

(b)	secondly, in payment of any amounts (including principal, premium (if any) and interest (if any)) owing in respect of the Bonds pari passu and rateably;

(c)

thirdly, in payment or satisfaction of all fees, costs, charges and expenses properly incurred and all liabilities incurred by or payable to each Agent (including without limitation remuneration payable to it) in carrying out its duties, discretions or functions under or in connection with the Agency Agreement or in connection with the Bonds (if any) but unpaid; and

(d)	fourthly, in payment of any balance (if any) to the Issuer for itself.

If the Trustee holds any moneys in respect of the Bonds on which claims for payment have become void, the Trustee will hold them on these trusts.

9.2	Accumulation

If the amount of the moneys at any time available for payment in respect of the Bonds under Clause 9.1 is less than 10 per cent. of the principal amount of the Bonds then outstanding, the Trustee may, at its sole discretion, place such moneys on deposit into an interest bearing account (and for the avoidance of doubt, the Trustee shall not be required to obtain best rates or exercise any form of investment discretion with respect to such deposits, and it is acknowledged that an interest bearing account may result in negative interest rates applying) in the name or under the control of the Trustee at such bank or other financial institution and in such currency as the Trustee may think fit in light of the cash needs of the transactions relating to the Bonds and not for purposes of generating income. The Trustee may at its sole discretion retain such monies and accumulate the resulting income until the monies and the accumulations, together with any other funds for the time being under its control and available for such payment, amount to at least 10 per cent. of the principal amount of the Bonds then outstanding and then such monies, accumulations and funds (after deduction of, or provision for, any applicable Taxes) will be applied as specified in Clause 9.1 . For the avoidance of doubt, the Trustee shall in no circumstances, have any discretion to invest any moneys referred to in this Clause 9.2. If that bank or institution is the Trustee or a subsidiary, holding or associated company of the Trustee, it need only account for an amount of interest equal to the standard amount of interest payable by it on such a deposit to an independent customer. The Trustee may at any time vary or transpose any such deposits or convert any moneys so deposited into any other currency. The Trustee will not be responsible for any resulting loss, whether by depreciation in value, change in exchange rates, interest rates or otherwise and shall not be liable for obtaining a return thereon which is less than the return which may have been obtained if the relevant deposit was made in another form and/or with another institution. All interest and other income deriving from such deposits shall be applied in accordance with Clause 9.1.

10.	COVENANTS

So long as any Bond is outstanding, the Issuer will:

10.1	[Reserved]

10.2

Notice of Events of Default: notify the Trustee and the Agents in writing immediately on becoming aware of the occurrence of any Event of Default or Potential Event of Default and the action it proposes to take with effect thereto without waiting for the Trustee to take any further action;

10.3

Information: so far as permitted by Applicable Law, give the Trustee such information, opinions, certificates and evidence as it reasonably requires and in such form as it shall reasonably require or consider necessary (including without limitation the procurement by the Issuer of all such certificates called for by the Trustee pursuant to Clause 10.5) to perform or discharge its functions and obligations and/or exercise its rights, powers and discretions as Trustee under this Trust Deed, the Agency Agreement and the Bonds or any other document required or contemplated hereunder or thereunder or relating to the transactions herein or therein contemplated or by operation of law;

10.4

Financial Statements etc.: So long as any Bond remains outstanding, the Issuer shall furnish the Trustee within 15 days after the same are required to be filed with the Commission with copies of any documents or reports that the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (the “Issuer Information”). This excludes any information, documents, or reports, or portions thereof, for which the Issuer has received, or is actively seeking in good faith and has not been denied, confidential treatment, giving effect to any applicable grace period provided by Rule 12b-25 under the Exchange Act. In the event that the Issuer ceases to be a reporting company under the Exchange Act, the Issuer shall instead provide copies of any documents or reports that it is required to file with any Relevant Exchange. Any document that the Issuer files with or furnishes to the Commission via the Commission’s EDGAR system (or any successor thereto) shall be deemed to be filed with the Trustee for purposes of this paragraph at the time such documents are filed via the EDGAR system (or any successor thereto);

10.5

Certificate of Authorised Signatories: send to the Trustee, within 120 days after the end of each fiscal year (beginning with the fiscal year ending on December 31, 2025), a certificate in (or translated into) English substantially in the form as set out in Schedule 6 signed by an Authorised Signatory of the Issuer on behalf of the Issuer to the effect that, having made all reasonable enquiries, to the best of the knowledge, information and belief of the Issuer as at a date (the “Certification Date”) being not more than five days before the date of the certificate:

(a)

no Event of Default or Potential Event of Default had occurred since the Certification Date of the last such certificate or (if none) the date of this Trust Deed or, if such an event had occurred, giving details of it; and

(b)	the Issuer has complied with all its obligations under this Trust Deed and the Bonds or, if there is any non-compliance, giving details of it.

The Trustee shall be entitled to rely conclusively upon certificates of the Issuer given as contemplated in this Trust Deed and shall not be liable to any Bondholder or any other person for so relying upon such certificates;

10.6

NDRC Post-Issuance Filing: comply with the requirements with respect to the Post-Issuance Filing as set forth in the Conditions and provide the Trustee with within 10 PRC Business Days after submission of the Post-Issuance Filing, (i) a certificate (substantially in the form set out in Schedule 7) in English signed by two Authorised Signatories of the Issuer confirming the submission of the Post-Issuance Filing has occurred; and (ii) copies of the relevant documents evidencing the Post-Issuance Filing (if any), each certified in English by two Authorised Signatories of the Issuer as a true and complete copy of the original (the items specified in (i) and (ii) together, the “Registration Documents”). In addition, the Issuer shall use its reasonable efforts to, within five PRC Business Days after the documents comprising the Registration Documents are delivered to the Trustee, give notice to the Bondholders (in accordance with Condition 17) confirming the submission of the Post-Issuance Filing.

The Trustee shall have no obligation or duty to monitor or ensure that the Post-Issuance Filing is filed with the NDRC or completed within the prescribed timeframe in accordance with these Conditions and/or any other applicable PRC laws and regulations or to verify the accuracy, validity and/or genuineness of any documents in relation to or in connection with the Post- Issuance Filing or to give notice to the Bondholders confirming the filing of the Post-Issuance Filing, and shall not be liable to the Issuer, the Bondholders or any other person for not doing so;

10.7

Notices to Holders: send to the Trustee at least five business days prior to the proposed date of publication, a copy of the form of each notice in English to be given to Bondholders for the Trustee’s approval and, once given, a copy of each such notice, such notice to be in a form approved by the Trustee (such approval not to constitute approval for the purposes of section 21 of the FSMA of any such notice which is communicated within the meaning of section 21 of the FSMA). The failure of the Trustee to provide its approval shall not preclude the Issuer from giving any notice required by the Conditions or any Applicable Law. For the avoidance of doubt, the Trustee shall not be concerned with, nor shall it be obligated or required to enquire into, the sufficiency or accuracy of the contents of such notices and shall not be liable to Bondholders or any other person for the contents of such notices or for any such approval given by the Trustee;

10.8

Notification of Satisfaction of Exchange Rights: notify or procure notification to the Trustee and the Principal Agent promptly when any Exchange Right has been duly exercised and of the principal amount of the Securities in respect of which such Exchange Right has been duly exercised and discharged;

10.9

Information Material to Bondholders: send to the Trustee copies or translations, in each case in English, of all notices, statements, circulars and documents which have not been filed with or furnished to the Commission via the Commission’s EDGAR system (or any successor thereto), which are material in the context of the Bonds and which are issued to its shareholders or creditors generally as soon as reasonably practicable (but not later than 14 days) after their date of issue and make available to the Agents (without cost to the Agents) as many further copies or translations as they may request in order to satisfy any request from the holders of the Bonds from time to time;

10.10

Further Acts: so far as permitted by Applicable Law and unless prohibited by the applicable listing rules, execute all such further documents and do all such further things as may be necessary to give effect to this Trust Deed, the Agency Agreement and/or the Bonds;

10.11

Notice of Late Payment: forthwith give notice to the Bondholders of any unconditional payment to the Principal Agent or the Trustee of any sum due in respect of the Bonds made after the due date for such payment;

10.12

Listing: use its reasonable endeavours to cause to be made an application for the Bonds to be traded, and maintain the inclusion of the Bonds for listing on the Open Market segment of the Frankfurt Stock Exchange;

10.13

Change in Agents: give at least 14 days’ prior notice to the Bondholders in accordance with Condition 19 of any future appointment, resignation or removal of an Agent or of any change by an Agent of its specified office. The Issuer shall at all times maintain the Agents as provided in Condition 19;

10.14

Notification of a Relevant Event: notify the Trustee in writing and the holders of the Bonds in accordance with the Conditions by not later than 14 days following the first day on which it becomes aware of the occurrence of a Relevant Event;

10.15

Early Redemption: give prior notice (in the manner set out in the Conditions) to the Trustee, the Principal Agent and the Holders of any proposed early redemption in accordance with Condition 10(B). Neither the Trustee nor the Agents shall be responsible for determining or verifying whether a Bond is to be accepted for redemption under Condition 10(B) and will not be responsible to Holders or any other person for any loss arising from any failure by it to do so;

10.16

Register: deliver or procure the delivery to the Trustee of an up-to-date copy of the Register in respect of the Bonds, certified as being a true, accurate and complete copy, at such times as the Trustee may require upon written request;

10.17

Compliance: comply with and perform and observe all the provisions of this Trust Deed, the Agency Agreement, the Bonds and the Conditions relating to any Bonds which are expressed to be binding on it. The Conditions shall be binding on the Issuer and the holders of the Bonds. The Trustee shall be entitled to enforce the obligations of the Issuer under the Bonds and the Conditions as if the same were set out and contained in this Trust Deed which shall be read and construed as one document with the Bonds and the Conditions. The provisions contained in Schedule 4 shall have effect in the same manner as if herein set forth;

10.18

Filing, Registration and Reporting: duly and punctually comply with or procure that there is compliance with all filing, registration, reporting and similar requirements required in accordance with applicable laws and regulations from time to time relating in any manner whatsoever to this Trust Deed, the Agency Agreement, the Bonds and the Conditions relating to any Bonds;

10.19

Consents, Approvals and Authorisations: obtain, comply with and maintain in full force and effect any governmental or regulatory or other consent, approval, authorisation, filing, resolution, licence, exemption, order, recording or registration required (i) to enable the Issuer to lawfully enter into, exercise its rights and perform and comply with its obligations under the Bonds and this Trust Deed as and when required, (ii) to ensure that such obligations are legally binding and enforceable and (iii) to make the Bonds and this Trust Deed admissible in evidence in the courts of Hong Kong;

10.20

Legal Opinions: unless the Trustee agrees otherwise, prior to making any modification or amendment or supplement to any of this Trust Deed, the Agency Agreement, the Bonds and the Conditions, procure the delivery of legal opinion(s) as to the Cayman Islands, Hong Kong, English, PRC and any other relevant law, addressed to the Trustee, dated the date of such modification or amendment or supplement, as the case may be, and in form and substance acceptable to the Trustee from legal advisers acceptable to the Trustee;

10.21

Principal Subsidiaries: Within 21 days of the filing of its annual report with the Commission, or within 21 days of a request by the Trustee , to give a certificate of the Issuer substantially in the form set out in Schedule 5 and signed by an Authorised Signatory listing those Subsidiaries of the Issuer which as at the last day of the last financial year of the Issuer, or as at the date specified in such request, were Principal Subsidiaries. The certificate shall also set out the relevant particulars and calculations for the purpose of determining the Principal Subsidiaries of the Issuer. The Issuer shall also notify the Trustee in writing as soon as practicable of the acquisition or disposal of any company which, due to such acquisition or disposal, becomes or ceases to be a Principal Subsidiary;

10.22

Bonds held by the Issuer: send to the Trustee as soon as reasonably practicable after being so requested by the Trustee and in any event within 14 days of any such request, a certificate of the Issuer, as the case may be, signed by an Authorised Signatory of the Issuer, as the case may be, stating the number of Bonds which are beneficially held by or on behalf of the Issuer or any of its Principal Subsidiaries and Affiliates at the date of such certificate;

10.23

Amendment of Regulations: seek prior written approval of the Trustee and the Registrar for any change in the regulations concerning transfer and registration of the Bonds and entries on the Register as scheduled to the Agency Agreement;

10.24

Modification of Bonds: so long as any Bond remains outstanding, not propose or agree to any material modification of the Bonds unless provision satisfactory to the Trustee and the Agents is made to deal with any resulting consequences under FATCA;

10.25

Information Collection and Sharing: within ten business days of any written request by the Trustee, supply to the Trustee such forms, documentation and other information relating to it, its operations, or the Bonds as the Trustee reasonably requests for the purposes of the Trustee’s compliance with Applicable Law and shall notify the Trustee promptly in the event that it becomes aware that any of the forms, documentation or other information provided by the Issuer is (or becomes) inaccurate in any material respect; provided, however, that the Issuer shall not be required to provide any forms, documentation or other information pursuant to this Clause 10.25 to the extent that: (i) any such form, documentation or other information (or the information required to be provided on such form or documentation) is not reasonably available to the Issuer and cannot be obtained by the Issuer using reasonable efforts; or (ii) doing so would or might in the reasonable opinion of the Issuer constitute a breach of any: (a) Applicable Law; (b) fiduciary duty; or (c) duty of confidentiality;

10.26

Tax Indemnity: indemnify the Trustee on demand and on an after tax basis against any liability or loss howsoever incurred in connection with the Issuer’s obligation to withhold or deduct an amount for or on account of Tax including, without limitation, any Tax imposed by FATCA; and

10.27	No Liability: The Trustee is entitled to refrain from acting in the absence of any approval, directions or instructions and shall not be liable for not acting in such circumstances.

11.	REMUNERATION AND INDEMNIFICATION OF THE TRUSTEE

11.1	Normal Remuneration

So long as any Bond is outstanding, the Issuer will pay, or cause to be paid, the Trustee as remuneration for its services as Trustee such sum on such dates in each case as they may from time to time agree in writing. Such remuneration will accrue from day to day from the date of this Trust Deed. However, if any payment to a Bondholder of moneys due in respect of any Bond is improperly withheld or refused, such remuneration will again accrue as from the date of such withholding or refusal until payment or delivery to such Bondholder or the Trustee is duly made.

11.2	Extra Remuneration

If an Event of Default or Potential Event of Default shall have occurred or if the Trustee believes or is notified that such an event has occurred or is about to occur, the Issuer hereby agrees that the Trustee shall be entitled to be paid additional remuneration calculated at its normal hourly rates in force from time to time. In any other case, if the Trustee finds it expedient or necessary or is requested by the Issuer to undertake duties which in the opinion of the Trustee are of an exceptional nature or otherwise outside the scope of the Trustee’s normal duties under this Trust Deed, the Agency Agreement, the Bonds and/or the Conditions (including without limitation in the event of any proposed amendment, waiver or consent), the Issuer will pay or cause to be paid, such additional remuneration as the Trustee and the Issuer may agree (and which may be calculated by reference to the Trustee’s normal hourly rates in force from time to time) or, failing agreement as to any of the matters in this Clause 11.2, as determined by a financial institution or person (acting as an expert) selected by the Trustee and approved by the Issuer or, failing such approval, nominated by the President for the time being of The Law Society of England and Wales. The expenses involved in such nomination and such financial institution’s or person’s fees will be borne by the Issuer. The determination of such financial institution or person will be conclusive and binding on the Issuer, the Trustee and the Bondholders.

11.3	Expenses

The Issuer will also on demand by the Trustee pay or discharge all fees, costs, charges and expenses properly incurred and all other liabilities incurred by the Trustee in the preparation and execution of this Trust Deed and the performance of its functions and the exercise of its rights, powers and/or discretions under this Trust Deed, the Agency Agreement and the Bonds including, but not limited to, expenses properly incurred in seeking legal, financial, accounting or other advice to discharge its duties in accordance with this Trust Deed, the Agency Agreement and the Conditions, travelling expenses, any amounts incurred in relation to the appointment or engagement of any Appointee and any stamp, documentary or other Taxes paid by the Trustee in connection with any legal proceedings brought or contemplated by the Trustee against the Issuer to enforce any provision of this Trust Deed, the Agency Agreement or the Bonds together in each case with any applicable value added tax, sales, stamp, issue, registration, documentary or other Taxes.

Such costs, charges, liabilities and expenses will:

(a)

in the case of payments made by the Trustee before such demand, carry interest from the date of the demand at the rate which is equal to two per cent. per annum above the Trustee’s cost of funds on the date on which the Trustee made such payments, as notified by the Trustee; and

(b)	in other cases, carry interest at such rate from 30 days after the date of the demand or (where the demand specifies that payment is to be made on an earlier date) from such earlier date.

11.4	Indemnity

The Issuer hereby unconditionally and irrevocably covenants and undertakes, on demand by the Trustee, to indemnify and hold harmless the Trustee (including any predecessor trustee), its directors, officers, employees and agents (each an “indemnified party”) in full at all times on an after-tax basis against all costs, fees, expenses and disbursements (including without limitation the fees, costs and expenses of legal advisers and other experts) properly incurred and all losses, liabilities, actions, proceedings, claims, demands, penalties, damages and other liabilities whatsoever, which may be suffered or brought against or may be incurred by such indemnified party (all such costs, fees, expenses, disbursements, losses, liabilities, actions, proceedings, claims, demands, penalties, damages, taxes, duties, levies and other liabilities whatsoever, collectively “Losses”) as a result of or in connection with (i) their appointment or involvement hereunder or the exercise or non-exercise of any of their rights, discretion, functions, powers or duties hereunder or under the Bonds or the taking of any acts in accordance with the terms of this Trust Deed, the Agency Agreement, the Bonds or its usual practice, (ii) this Trust Deed, the Agency Agreement, the Bonds and any other transaction documents in relation to the Bonds or relating to the transactions contemplated in the Trust Deed, the Agency Agreement and/or the Conditions, or (iii) any instruction, certificate, communication, direction or other document upon which the Trustee may rely conclusively (without liability) under this Trust Deed, the Agency Agreement and/or the Bonds as well as the fees, costs and expenses properly incurred by an indemnified party in defending itself against or investigating any claim or liability in respect of the foregoing, or (iv) fees and properly incurred expenses of counsel and court costs incurred in connection with any action, claim or suit brought to enforce the Trustee’s right to compensation, reimbursement or indemnification provided that this indemnity shall not apply in respect of an indemnified party to the extent that a court of competent jurisdiction determines that any such Losses incurred or suffered by or brought against such indemnified party arise directly from the fraud, wilful default or gross negligence of such indemnified party. The Contracts (Rights of Third Parties) Act 1999 applies to this Clause 11.4.

11.5	Taxes

The Issuer hereby further undertakes to the Trustee that all monies payable by it to the Trustee or any indemnified party under this Trust Deed (including, but not limited to Clause 11 Clause 4.1 and Clause 17) shall be made without set-off or counterclaim and without deduction or withholding or on account of any present or future Taxes of, whatever nature imposed, levied, collected, withheld or assessed by or in any jurisdiction or any political subdivision thereof or by an authority thereof or therein having power to Tax unless compelled by law, in which event the Issuer will pay or cause to be paid, such additional amounts as will result in the receipt by the Trustee or such other indemnified party of the amounts which would otherwise have been payable by it to the Trustee or such indemnified party under this Trust Deed (including, but not limited to this Clause 11.5, Clause 4.1 and Clause 17) in the absence of any such set-off, counterclaim, deduction or withholding.

11.6	Corporate Income Tax of the Trustee

For the avoidance of doubt, the Trustee shall be responsible for its own corporate income tax and nothing in this Trust Deed shall require the Issuer to pay taxes imposed in respect of the Trustee’s overall net income by a taxing jurisdiction wherein the Trustee is incorporated or resident or carries on or is deemed to carry on business for tax purposes.

11.7	Interest

All remuneration payable to the Trustee that is not paid on the due date thereof shall carry interest from such due date at the rate of two per cent. per annum over the Trustee’s cost of funds prevailing at the date of such payment until the date of payment of such remuneration in full.

11.8	Continuing Effect

Clauses 11.3, 11.4, 11.5 and 11.7 will continue in full force and effect as regards the Trustee even if it no longer is the Trustee or the Bonds are no longer outstanding or this Trust Deed has been terminated or is expired.

12.	PROVISIONS SUPPLEMENTAL TO THE TRUSTEE ACT 1925 AND THE TRUSTEE ACT 2000

By way of supplement to the Trustee Act 1925 and the Trustee Act 2000 and subject to Clause 13, it is expressly declared as follows:

12.1	Advice

The Trustee and each of its directors, officers, employees and Appointees may engage and consult, at the expense of the Issuer, and may rely conclusively and act on the opinion or advice of, or information obtained from, any adviser, expert or other professional adviser (including without limitation any lawyer, valuer, accountant, surveyor, banker, broker, rating agency, auctioneer, investment bank or financial consultant) selected by it (including the Auditors), whether obtained by or addressed to the Issuer, the Trustee the Principal Agent or otherwise, and whether or not liability in relation thereto is limited (by its terms or by any engagement letter relating thereto entered into by the Trustee or any other person or in any other manner) by reference to a monetary cap, methodology or otherwise, and none of them will be responsible or liable to Bondholders, the Issuer or anyone else for any loss occasioned by so acting or not acting. Any such opinion, advice or information may be sent or obtained by letter or electronic communication and the Trustee and each of its directors, officers, employees and Appointees will not be liable to anyone for acting on any opinion, advice or information purporting to be conveyed by such means, even if it contains some error or is not authentic. The Trustee may accept and shall be entitled to rely on any such information, report, confirmation, certificate, opinion or advice and, in such event, such information, report, confirmation, certificate, opinion or advice shall be binding on the Bondholders.

12.2	Trustee to Assume Performance

The Trustee need not notify anyone of the execution of this Trust Deed, the Agency Agreement or any other document referred to herein or therein or do anything to find out if an Event of Default or Potential Event of Default or Relevant Event has occurred and it will not be responsible to Holders or any other person for any loss arising from any failure by it to do so. Until a Responsible Officer of the Trustee has received express notice in writing from the Issuer to the contrary, the Trustee may assume that no such event has occurred and that the Issuer and the Agents are performing all their respective obligations under this Trust Deed, the Bonds, the Agency Agreement and any other document referred to herein or therein, and the Trustee shall not be liable to the Bondholders or any other person for doing so. For the avoidance of doubt, any notice or communication sent to the Trustee in accordance with Clause 18 and with a copy to its Hong Kong Branch shall be deemed to have been sent to a Responsible Officer of the Trustee.

12.3	No Obligations to Monitor

The Trustee shall be under no obligation to monitor or supervise the functions of any other person under, or to ascertain compliance with the provisions of, or to be responsible for the performance of any other person in relation to, the Bonds, this Trust Deed, the Agency Agreement, the Conditions or any other agreement or document relating to the transactions herein or therein contemplated or take any steps to ascertain whether an Event of Default or a Potential Event of Default, or a Relevant Event or any event or circumstance which gives rise or may give rise to a Relevant Event or any redemption under Condition 10, has occurred. It shall not be liable for not doing so, and shall be entitled, in the absence of express notice in writing of a breach of obligation, to assume that each such person is properly and fully performing and complying with its obligations. The Trustee shall be under no obligation to monitor any performance (financial or otherwise) of the Issuer or any other person appointed by any of them in relation to the Bonds and/or the Exchange Property of the duties and obligations on their part expressed in respect of the same. The Trustee shall not be responsible or liable to the Issuer, the Bondholders or any other person for not doing so.

12.4	Resolutions of Holders

The Trustee will not be responsible or liable to any person for having acted on a resolution purporting (i) to have been passed at a meeting of Bondholders in respect of which minutes have been made and signed or (ii) to be a Written Resolution made or Electronic Consent obtained in accordance with paragraph 23 of Schedule 3, even if it is later found that there was a defect in the constitution of the meeting or the passing of the resolution or that the resolution was not valid or binding on the Bondholders.

12.5	Illegality/Expenditure of Trustee Funds

Nothing in this Trust Deed, the Bonds, the Agency Agreement or any other document referred to herein or therein shall require the Trustee to do anything, and the Trustee may refrain without liability from doing anything in any state or jurisdiction, which in its opinion: (i) may be illegal or contrary to Applicable Law, directive, regulation or fiscal requirement of any governmental agency or state or jurisdiction (and the Trustee may do anything which is, in its opinion, necessary to comply with any such Applicable Law, directive, court order, arbitral award, regulation or fiscal requirement); (ii) it would not have power to do in that state or jurisdiction by virtue of any Applicable Law in that state or jurisdiction or if it is determined by any court or other competent Authority in that state or jurisdiction that it does not have such power or (iii) may cause it to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights, powers, authority or discretion hereunder or pursuant to the Conditions and/or the Agency Agreement, if it believes that repayment of such funds or satisfactory indemnity against, and/or security and/or pre-funding for, such risk or the liability is not assured to it. Furthermore, notwithstanding anything else contained in this Trust Deed, the Agency Agreement or the Conditions, the Trustee may refrain from doing anything which would or might in its opinion be contrary to the rules, operating procedures or market practice of any relevant stock exchange or other market or clearing system on which the Bonds are listed or through which the Bonds are held and/or cleared, or which would or might otherwise render it liable to any person, and the Trustee may do anything which is, in its opinion, necessary to comply with any of the Applicable Law and the aforementioned directives, regulations, fiscal requirements, rules, operating procedures or market practice.

12.6	Certificate Signed by Directors/Authorised Signatories

If the Trustee, in the exercise of its functions, rights, powers and/or discretions under this Trust Deed, the Agency Agreement, the Conditions or any other document to which the Trustee is a party in its capacity as such, requires to be satisfied or to have information as to any fact or the expediency of any act, it may call for and accept as sufficient evidence of that fact or the expediency of that act a certificate signed by any Authorised Signatory of the Issuer as to that fact or to the effect that, in his or her opinion, that act is expedient and the Trustee need not call for further evidence and will not be responsible or liable to any Bondholder or any other person for any loss occasioned by relying or acting (or refraining from acting) on such a certificate.

12.7	Deposit of Documents

The Trustee may appoint as custodian, on any terms, any bank or entity whose business includes the safe custody of documents or any lawyer or firm of lawyers believed by it in its absolute discretion to be good repute and may deposit this Trust Deed and any other documents with such custodian and pay all sums due in respect thereof at the cost of the Issuer, and the Trustee shall not be responsible for or required to insure against any loss incurred in connection with such deposit. The Trustee is not obliged to appoint a custodian of securities payable to bearer.

12.8	Discretion

The Trustee will have absolute and unfettered discretion as to the exercise or non-exercise of its functions, rights, powers and discretions under this Trust Deed, the Agency Agreement, the Bonds, the Conditions and any other transaction documents and will not be responsible for any loss, liability, cost, claim, action, demand, expense or inconvenience which may result from their exercise or non-exercise.

Whenever in this Trust Deed, the Agency Agreement and the Bonds or by law, the Trustee shall have any discretion or permissive power it may decline to exercise the same in the absence of approval by or directions from the Bondholders by way of an Extraordinary Resolution. The Trustee shall not be bound to exercise any discretion or power or act at the request or direction of the Bondholders unless first indemnified and/or secured and/or pre-funded to its satisfaction against all actions, proceedings, claims and demands to which, in its opinion, it may render itself liable and all costs, charges, damages, expenses and liabilities it may incur by doing so.

As between the Trustee and the Bondholders, the exercise of such discretion shall be conclusive and binding.

The Trustee shall not be responsible or liable for any loss or liability incurred by any person as a result of any delay in it exercising any such discretion or power or in taking any action, making any decision, or giving any direction where the Trustee is seeking such directions or instructions or where directions or instructions sought are not provided by the holders of the Bonds. The Trustee shall not be liable to the Issuer or any other person for any loss, costs, charges, liabilities and expenses incurred or suffered by the Issuer or any such other person where it is acting on the instructions or at the direction of the Bondholders (whether given by Extraordinary Resolution or otherwise as contemplated or permitted by this Trust Deed and/or the Bonds).

12.9	Agents

Subject to Clause 12.23, whenever it considers it expedient in the interests of the Holders, the Trustee may, in the conduct of its trust business, instead of acting personally, without the permission of any other party, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Trustee (including the receipt and payment of money).

12.10	Delegation

Subject to Clause 12.23, the Trustee may, without the permission of any other party, in the execution and exercise of all or any of the trusts, rights, powers, authorities and discretions vested in it by this Trust Deed, the Agency Agreement and the Conditions, act by responsible officers or a responsible officer for the time being of the Trustee and the Trustee may also whenever it thinks fit, whether by power of attorney or otherwise, delegate to any person or persons or fluctuating body of persons (whether being an affiliate, a joint trustee of this Trust Deed or not) all or any of the trusts, powers, authorities and discretions vested in it by this Trust Deed, the Agency Agreement and/or the Bonds and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate with the consent of the Trustee) as the Trustee may think fit in the interests of the Bondholders.

12.11	Nominees and Custodians

In relation to any asset held by it under this Trust Deed, the Trustee may appoint any person to act as its nominee or custodian on any terms.

12.12	Confidentiality

The Issuer:

(a)

acknowledges that information relating to the Issuer or in connection with the transactions contemplated under this Trust Deed may be transferred to jurisdictions which do not have strict data protection or data privacy laws;

(b)	acknowledges that such information permitted to be transferred / disclosed / used includes any information regarding third parties provided to the Trustee by the Issuer; and

(c)

represents that it has sent to or received from any person regarding whom it has provided information to the Trustee any notices, consents and waivers necessary to permit the processing of that information, and that it will do so in advance of providing such information in the future.

Unless ordered to do so by a court of competent jurisdiction or as required by Applicable Law, the Trustee shall not be required to disclose to any Bondholder or any other person any confidential financial or other information made available to the Trustee by the Issuer or any of its Subsidiaries and no Bondholder or any third party shall be entitled to take any action to obtain from the Trustee any such information.

12.13	Forged Bonds and Documents

The Trustee will not be liable to the Issuer, any Holder or any other person by reason of having accepted as valid or not having rejected any Certificate or any entry in the Register purporting to be such and later found to be forged or not authentic, nor shall it be liable for any action taken or omitted to be taken in reliance on any document, certificate or communication believed by it to be genuine and to have been presented or signed by the proper person or persons.

12.14	Determinations Conclusive

As between itself and the Bondholders, the Trustee may determine all questions and doubts arising in relation to any of the provisions of this Trust Deed, the Agency Agreement and the Bonds. Such determinations, whether made upon such a question actually raised or implied in the acts or proceedings of the Trustee, will be conclusive and shall bind the Bondholders.

12.15	Currency Conversion

Where it is necessary or desirable to convert any sum from one currency to another, it will (unless otherwise provided herein or required by law) be converted at such rate or rates, in accordance with such method and as at such date as may be specified by the Trustee but having regard to current rates of exchange, if available. Any rate, method and date so specified will be binding on the Bondholders.

12.16	Events of Default, etc.

The Trustee may, but is not obliged to, determine in its absolute discretion whether or not an Event of Default or Potential Event of Default or any other proposed action or any circumstance is in its opinion capable of remedy and/or materially prejudicial to the interests of the Bondholders. Any such determination will be conclusive and binding on the Bondholders. The Trustee will not be responsible or liable to the Issuer or any Bondholder or any other person for any loss arising from a failure to make such a determination. Without prejudice to the foregoing, the Trustee is not obliged to make a determination under this Clause 12.16 unless first indemnified and/or secured and/or pre-funded to its satisfaction against all actions, proceedings, claims and demands to which it may in its opinion render itself liable and all costs, charges, damages, expenses and liabilities which it may in its opinion incur by so doing.

12.17	Payment for and Delivery of Bonds

The Trustee will not be responsible for (i) the receipt or application by the Issuer of the proceeds of the issue of the Bonds, (ii) any exchange of Bonds or (iii) the delivery of Bonds to the persons entitled to them.

12.18	No Responsibility for Exchange Property

The Trustee shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment to the assets comprising the Exchange Property in accordance with the Conditions or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same. The Trustee shall not at any time be under any duty or responsibility in respect of the validity or value (or the kind or amount) of the Exchange Property, which may at any time be made available or delivered upon the exchange of any Bonds, and it makes no representation with respect thereto. The Trustee shall not be responsible for any failure of the Issuer to deliver any Exchange Property or to make any payment (including in respect of any fractional Relevant Security) upon an exercise of Exchange Rights in respect of any Bond or of the Issuer to comply with any of its covenants contained in this Trust Deed, the Conditions or the other Transaction Documents. The Trustee shall not be under any duty or and shall have no responsibility or liability for any insufficiency of the Exchange Property resulting from any Bondholder or the Trustee or the Issuer being liable for any Tax in respect of the Exchange Property.

12.19	Enforcement

The Trustee may, at its sole discretion and without further notice, (i) declare the Bonds due and payable and/or (ii) take such steps, action and/or proceedings against the Issuer, in each case, as it may think fit to enforce payment of the Bonds after the Bonds have become due and payable and/or to enforce the provisions of this Trust Deed and/or the Agency Agreement, provided that the Trustee shall not be under any obligation to do any of the foregoing unless (a) it shall have been so requested in writing by the Holders of at least 25 per cent. in aggregate principal amount of the Bonds then outstanding or shall have been so directed by an Extraordinary Resolution and (b) it shall have been indemnified and/or secured and/or prefunded to its satisfaction, and the Trustee shall incur no liability to the Holders or any other person for taking or refraining from taking such action. No Holder will be entitled to proceed directly against the Issuer unless the Trustee, having become bound to do so, fails to do so within a reasonable period and such failure shall be continuing.

12.20	Satisfaction of Trustee in Condition 10(C)

For the purposes of Condition 10(C), the Trustee shall be entitled to be satisfied by the Issuer that the Issuer has or will be obliged to pay Additional Amounts as provided in that Condition if the Issuer delivers to it (a) a certificate signed by two Authorised Signatories of the Issuer stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer so to redeem have occurred, and (b) an opinion of external legal counsel or tax advisors to the effect that the Issuer is permitted to effect such redemption pursuant to the terms of this Trust Deed and the Issuer has or will become obligated to pay such amounts as a result of such changes or amendment (irrespective of whether the change or amendment in the laws or regulations of the PRC, Hong Kong or the Cayman Islands or any jurisdiction in which the Issuer is or any successor is, for tax purposes, organised or resident or doing business referred to in Condition 10(C) is effective at the time of delivery of such certificate to the Trustee), and the Trustee shall be entitled (but shall not be obliged) to accept and rely conclusively on such certificate and opinion as sufficient evidence thereof without further enquiry, in which event the same shall be conclusive and binding on the Bondholders, and the Trustee shall not be responsible or liable to Holders or any other person for so doing.

12.21	Acceleration

The Trustee may declare the Bonds immediately due and payable under Condition 12, but the Trustee shall not be obliged to do so unless the Trustee is so requested in writing by Bondholders holding at least 25 per cent. of the aggregate principal amount of the Bonds then outstanding or so directed by an Extraordinary Resolution and unless in any such case it has been indemnified and/or secured and/or pre-funded to its satisfaction.

12.22	Bonds held by the Issuer

In the absence of express written notice from the Issuer to the contrary, the Trustee may assume without enquiry (other than requesting a certificate of the Issuer under Clause 10.22) that no Bonds are for the time being held by or on behalf of the Issuer or any Principal Subsidiary or Affiliate of the Issuer.

12.23	Responsibility for agents etc.

If the Trustee exercises due care in selecting any custodian, agent, delegate or nominee appointed under this Trust Deed (an “Appointee”), it will not have any obligation to monitor or supervise the Appointee and shall not be responsible or liable for any loss, liability, cost, claim, action, demand or expense incurred by reason of the Appointee’s act, omission, misconduct or default or the act, omission, misconduct or default of any substitute appointed by the Appointee.

12.24	Interests of Holders through the Clearing Systems

In considering the interests of Bondholders while the Global Certificate is held on behalf of, or registered in the name of any nominee for, a clearing system, the Trustee may have regard to any certificate, report or any other information provided to it by such clearing system or its operator as to the identity (either individually or by category) of its accountholders with entitlements to the Bonds evidenced by the Global Certificate and may consider such interests as if such accountholders were the holders of the Bonds represented by the Global Certificate. The Trustee may call for any certificate or other document to be issued by the relevant clearing system as to the principal amount of Bonds evidenced by the Global Certificate standing to the account of any person. Any such certificate or other document shall, in the absence of manifest error, be conclusive and binding for all purposes. The Trustee shall not be liable to any Bondholders, the Issuer or any other person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by the relevant clearing system and subsequently found to be forged or not authentic or not to be correct.

12.25	No Responsibility for Recitals etc.

The Trustee shall not be responsible for recitals, statements, warranties, representations, statements or covenants of any other party contained in this Trust Deed or any other transaction document relating to the Bonds or other document entered into in connection therewith which shall be taken as statements by the Issuer, nor shall the Trustee by the execution of this Trust Deed be deemed to make any representation as to the validity, sufficiency or enforceability of the Bonds or this Trust Deed. The Trustee shall be entitled to assume the accuracy and correctness thereof or for the execution, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of any such agreement or other document or any security constituted thereby or pursuant thereto.

The Trustee shall not be responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of, or for any matter or thing done or omitted in any way in connection with or in relation to, this Trust Deed or the Agency Agreement, the Bonds or any other document relating hereto or thereto, any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of this Trust Deed or the Agency Agreement, the Bonds or any other document relating hereto or thereto. In addition, the Trustee shall not be responsible to the Bondholders or any other person for the effect of the exercise or non-exercise of any of its rights, powers, duties and/or discretions hereunder except to the extent that a court of competent jurisdiction determines in a final, non-appealable judgment that the Trustee’s own gross negligence, wilful default or fraud was the cause of any loss to the Bondholders or such other person.

Neither the Trustee nor any of the Agents shall be responsible for monitoring or in any way ascertaining the existence, coming into effect or change of the laws or regulations related to the obligations of the Issuer under this Trust Deed, the Agency Agreement and/or the Conditions or any governmental or regulatory consents, approval, authorisation, resolution, licence or exemption required by the Issuer in relation thereto, or to ascertain whether such certification, if applicable, shall have been done by the Issuer, any Bondholder or any other person and shall not be liable for any failure by the Issuer, any Bondholder or any other person to provide such certification.

12.26	No Responsibility for the Issuer’s Condition

Each Bondholder shall be solely responsible for making and continuing to make its own independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and nature of the Issuer, and the Trustee shall not at any time have any responsibility for the same and no Bondholder shall rely on the Trustee in respect thereof.

12.27	Consent

Any consent to be given, or any right, discretion or power to be exercised, by the Trustee for the purposes of this Trust Deed, the Agency Agreement and/or the Bonds may be given on such terms and subject to such conditions (if any) as the Trustee thinks fit and notwithstanding anything to the contrary in this Trust Deed, the Agency Agreement and/or the Bonds may be given or exercised retrospectively.

12.28	Special Damages and Consequential Loss

Notwithstanding any other term or provision of this Trust Deed, the Agency Agreement, the Conditions or any other transaction document contemplated by the foregoing documents to the contrary, none of the Trustee and each of its directors, officers, employees and Appointees shall be liable under any circumstances for special, punitive, indirect or consequential loss or damage of any kind whatsoever including but not limited to loss of business, goodwill, reputation, opportunity or profits or anticipated saving, in each case howsoever caused or arising and whether arising directly or indirectly and whether or not foreseeable, even if the Trustee is actually aware of or has been advised of the likelihood of such loss or damage and regardless of whether the claim for such loss or damage is made in negligence, for breach of contract, breach of trust, breach of fiduciary obligation or otherwise. The provisions of this Clause 12.28 shall survive the termination of this Trust Deed and/or the Bonds no longer being outstanding and/or the resignation or removal of the Trustee.

12.29	Interests of Bondholders

In connection with the exercise of its powers, trusts, rights, authorities or discretions (including, but not limited to, those in relation to any proposed modification, waiver or authorisation of any breach or proposed breach of any of the Conditions or any of the provisions of this Trust Deed, the Agency Agreement or the Bonds), the Trustee shall have regard to the general interests of the Bondholders as a class and shall not have regard to any interest arising from circumstances particular to individual Bondholders (whatever their number) and, in particular but without limitation, shall not have regard to the consequences of such exercise for individual Bondholders (whatever their number) resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or otherwise to the tax consequences thereof and no Bondholder shall be entitled to claim from the Issuer or the Trustee, any indemnification or payment in respect of any tax consequence of any such exercise upon individual Bondholders except to the extent provided for in Condition 11 and/or in any undertakings given in addition thereto or in substitution therefor pursuant to this Trust Deed.

12.30	Independent Investment Bank

The Trustee has no responsibility for the appointment of, or for the accuracy or otherwise of any valuation or determination made by, any independent investment bank or independent appraiser pursuant to or as contemplated in the Conditions.

12.31	Force Majeure

Notwithstanding anything to the contrary in this Trust Deed, the Agency Agreement, the Bonds or in any other transaction document, the Trustee shall not in any event be liable for any failure or delay in the performance of its obligations or the exercise of its rights, powers and discretions hereunder or thereunder if it is prevented from so performing its obligations or exercising its rights, powers and/or discretions by any circumstances beyond the control of the Trustee, or resulting from the general risks of investment in or the holding of assets in any jurisdiction, including, without limitation, liabilities arising from any existing or future law, order, judgment or regulation, any existing or future act of supranational or regulatory body, judicial authority or self-regulatory organisation or governmental authority, regulation of the banking or securities industry including changes in market rules or practice, currency restrictions, devaluations or fluctuations, market conditions affecting the execution or settlement of transactions or the value of assets, breakdown, failure or malfunction of any third party transport, telecommunication, computer services or systems, nationalisation, expropriation, other governmental action, natural disasters, Acts of God, fire, flood, war whether declared or undeclared, terrorism, insurrection, revolution, riot, rebellion, civil commotion, strike, lockout, other industrial action, general failure of electricity or other supply, aircraft collision, technical failure, accidental or mechanical or electrical breakdown, interruption of communications or computer facilities, computer failure or failure of any SWIFT or money transmission system or any other reason which is beyond the control of the Trustee. The provisions of this Clause 12.31 shall survive the termination of this Trust Deed and/or the Bonds no longer being outstanding and/or the resignation or removal of the Trustee.

12.32	Directions from Holders

The Trustee shall not be liable to any Bondholder, the Issuer or any other person for any action taken by the Trustee in accordance with the instructions, direction or request of the Bondholders. The Trustee shall be entitled to rely on any instruction, direction, request or resolution of Bondholders given by Bondholders holding the requisite principal amount of Bonds outstanding or passed at a meeting of Bondholders convened and held in accordance with this Trust Deed or by any other means as provided for in this Trust Deed (including without limitation passed by Written Resolution or by Electronic Consent).

Whenever the Trustee is required or entitled by the terms of this Trust Deed or the Conditions to exercise any discretion or power, take any action, make any decision or give any direction, the Trustee is entitled, prior to exercising any such discretion or power, taking any such action, making any such decision, or giving any such direction, to seek directions or clarification of directions from the holders of the Bonds by way of an Extraordinary Resolution, and the Trustee is not responsible for any loss or liability incurred by any person as a result of any delay in it exercising such discretion or power, taking such action, making such decision or giving such direction where the Trustee is seeking such directions or clarification of directions, or in the event that the instructions sought are not provided by the holders of the Bonds. The Trustee is entitled to refrain from acting in the absence of any, or any clear, instructions and shall not be liable for not acting in such circumstances.

12.33	Insurance

The Trustee shall not be under any obligation to insure any document or any certificate, note, bond or other evidence in respect thereof, or to require any other person to maintain any such insurance.

12.34	Equivalent Amount

The Trustee shall not be under any duty to determine, calculate or verify the Equivalent Amount payable under Condition 7(B) and will not be responsible to Holders for any loss arising from any failure by it to do so.

12.35	Determination of a Court of Competent Jurisdiction

Subject to Sections 750 and 751 of the Companies Act 2006 and notwithstanding anything to the contrary in this Trust Deed, the Agency Agreement, the Conditions and any other transaction documents relating thereto, the Trustee shall not be liable for any action taken or omitted by it except to the extent that a court of competent jurisdiction determines that the Trustee’s own fraud, gross negligence or wilful default was the cause of any loss to the Bondholders or the Issuer.

12.36	Error of Judgment

The Trustee shall not be liable for any error of judgment made by any officer, director, Appointee or employee of the Trustee assigned by the Trustee to administer its corporate trust matters, except to the extent that a court of competent jurisdiction determines that the Trustee’s own gross negligence, wilful default or fraud was the cause of any loss.

12.37	Right to Deduct or Withhold

Notwithstanding anything contained in this Trust Deed, the Agency Agreement and/or the Bonds, to the extent required by Applicable Law, the Trustee shall be entitled to make a deduction or withholding from any payment which it makes under the Bonds for or on account of any Tax, if and only to the extent so required by Applicable Law, in which event the Trustee shall make such payment after such deduction or withholding has been made and shall account to the relevant Authority within the time allowed for the amount so deducted or withheld or, at its option, shall reasonably promptly after making such payment return to the Issuer the amount so deducted or withheld, in which case, the Issuer shall so account to the relevant Authority for such amount For the avoidance of doubt, FATCA Withholding is a deduction or withholding which is deemed to be required by Applicable Law for the purposes of this Clause 12.37.

12.38	Notice of Possible Deduction or Withholding

The Issuer shall notify the Trustee in writing in the event that it determines that any payment to be made by the Trustee under the Bonds is a payment which could be subject to any deduction or withholding including without limitation FATCA Withholding if such payment were made to a recipient that is generally unable to receive payments free from any deduction or withholding including without limitation FATCA Withholding, and the extent to which the relevant payment is so treated, provided, however, that the obligation of the Issuer under this Clause 12.38 shall apply only to the extent that such payments are so treated by virtue of characteristics of the Issuer, the Bonds, or both.

12.39	Legal Opinions

The Trustee shall not be responsible to any person for (i) failing to request, require or receive any legal opinion relating to the Bonds, this Trust Deed and/or the Agency Agreement or (ii) checking or commenting upon the content of any such legal opinion or (iii) the content of any such legal opinion, and the Trustee shall not be responsible for any loss, liability, cost, claim, action, demand, expense or inconvenience incurred and resulting thereby.

12.40	Freedom to Refrain

Notwithstanding anything else contained herein, the Trustee may refrain from doing anything which would or might in its opinion be contrary to any law of any jurisdiction, any court order or arbitral award or any directive or regulation of any agency or any state or which would or might otherwise render it liable to any person or which it would not have the power to do in that jurisdiction, and the Trustee may do anything which is, in its opinion, necessary to comply with any such law, court order, arbitral award, directive or regulation.

12.41	Consolidation, amalgamation etc.

The Trustee shall not be responsible for any consolidation, amalgamation, merger, reconstruction or scheme of the Issuer or any sale or transfer of all or substantially all of the assets of the Issuer or the form or substance of any plan relating thereto or the consequences thereof to any Bondholder.

12.42	Waiver of Conflicts

The Issuer hereby irrevocably waives, in favour of the Trustee, any conflict of interest which may arise by virtue of the Trustee or any affiliate of the Trustee acting in various capacities under the Agency Agreement, this Trust Deed and any other documents relating to the Bonds or for other customers of the Trustee. The Issuer hereby acknowledges that the Trustee and its affiliates (together, the “Trustee Parties”) may have interests in, or may be providing or may in the future provide financial or other services to, other parties with interests which an issuer may regard as conflicting with its interests and may possess information (whether or not material to the Issuer) that the Trustee Parties may not be entitled to share with the Issuer. The Issuer agrees that each of the Trustee Parties may deal (whether for its own or its customers’ account) in, or advise on, securities of any party and that such dealing or giving of advice will not constitute a conflict of interest for the purposes of the issue or otherwise in relation to the Bonds, this Trust Deed, the Agency Agreement or any other documents relating to the Bonds.

12.43	Anti-Money Laundering and Terrorism

The Trustee may, at the expense of the Issuer, take and instruct any agent or delegate to take any action which it in its sole discretion considers appropriate so as to comply with any Applicable Law, any request of a public or regulatory authority or any policy of the Trustee (including Know Your Client and other compliance) which relates to the prevention of fraud, money laundering, terrorism or other criminal activities or the provision of financial and other services to sanctioned persons or entities. Such action may include but is not limited to the interception and investigation of transactions on the accounts of the Issuer or any Bondholder (particularly those involving the international transfer of funds) including the source of the intended recipient of funds paid into or out of the accounts of the Issuer or any Bondholder. In certain circumstances, such action may delay or prevent the processing of the instructions of the Issuer or any Bondholder, the settlement of transactions over the accounts of the Issuer or any Bondholder or the Trustee’s performance of its obligations under this Trust Deed. Neither the Trustee nor any agent or delegate will be liable for any loss (whether direct or consequential and including, without limitation, loss of profit or interest) caused in whole or in part by any actions which are taken by the Trustee or any agent or delegate pursuant to this Clause 12.43.

12.44	Powers, Discretions and Functions Additional

The powers, discretions and functions conferred on the Trustee by this Trust Deed, the Agency Agreement and/or the Conditions shall be in addition to any powers, discretions and functions the Trustee may otherwise have under general law or as holder of any of the Bonds.

12.45	Reliance on Certificates

The Trustee may rely without liability to holders of the Bonds or any other person on any certificate prepared by or on behalf of the Issuer (whether by one or more Authorised Signatories or otherwise), which certificate may be accompanied by a certificate or report prepared by an internationally recognised firm of accountants pursuant to the Conditions and/or this Trust Deed, whether or not in such event addressed to the Trustee and whether or not, if relevant, the internationally recognised firm of accountants’ liability in respect thereof is limited by a monetary cap or otherwise limited or excluded, and if the Trustee so relies any such certificate or report, the same shall be conclusive and binding on the holders of the Bonds.

12.46	Satisfaction as to Indemnity

The Trustee shall not be bound to take any action in connection with this Trust Deed or the Bonds or any obligations arising pursuant thereto, including, without prejudice to the generality of the foregoing, forming any opinion or employing any financial adviser, where it is not satisfied that the Issuer or as the case may be, the holders of the Bonds will be able to indemnify and/or secure and/or prefund it against all liabilities which may be incurred in connection with such action and may demand prior to taking any such action that there be paid to it in advance such sums as it considers (without prejudice to any further demand) shall be sufficient so to indemnify and/or secure and/or prefund it. On such demand being made the Issuer or, as the case may be, the holders of the Bonds shall be obliged to make payment of all such sums in full.

12.47	Bondholder Direction

The Bondholders shall not direct the Trustee to take any actions in breach of its obligations under this Trust Deed, the Agency Agreement or the Bonds and the Trustee shall not incur any liability for failing to take any action which it deems to be contradictory to the provisions of this Trust Deed, the Agency Agreement or the Bonds.

12.48	No Implied Duties

The Trustee shall be obliged to perform such duties, and only such duties, as are herein or in this Trust Deed, the Agency Agreement or the Bonds, as applicable, specifically set forth, and no implied duties or obligations shall be read into such documents against the Trustee.

12.49	Notice in writing

Notwithstanding anything to the contrary contained in this Trust Deed, the Agency Agreement and the Conditions, notices, requests, instructions, and other communications to the Trustee shall not be valid unless such notice is delivered to the Trustee in writing.

12.50	Not Responsible for Listing

Nothing in this Trust Deed shall require the Trustee to assume an obligation of the Issuer arising under any provision of the listing, prospectus, disclosure or transparency rules (or equivalent rules of any other applicable competent Authority).

12.51	Sanctions

The Issuer covenants and represents that neither it nor any of its affiliates, subsidiaries, directors or officers are the target or subject of any sanctions enforced by the US Government, (including the Office of Foreign Assets Control of the US Department of the Treasury (“OFAC”)), the United Nations Security Council, the European Union or HM Treasury (collectively “Sanctions”).

The Issuer covenants and represents that neither it nor any of its affiliates, subsidiaries, directors or officers will use any payments made pursuant to this Trust Deed (i) to fund or facilitate any prohibited activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any prohibited activities of or business with any country or territory that is the target or subject of Sanctions, or (iii) in any other manner that will result in a violation of Sanctions by any person.

13.	TRUSTEE’S DUTY OF CARE AND LIABILITY

Section 1 of the Trustee Act 2000 shall not apply to any function or duty of the Trustee in relation to the trusts constituted by this Trust Deed, provided that if the Trustee fails to show the degree of care and diligence required of it as trustee having regard to the provisions of this Trust Deed, the Agency Agreement and the Conditions, nothing in this Trust Deed shall relieve or indemnify it from or against any liability which would otherwise attach to it in respect of any gross negligence, wilful default or fraud which it is found to have committed. Where there are any inconsistencies between the Trustee Act 1925, the Trustee Act 2000 and the provisions of this Trust Deed, the provisions of this Trust Deed shall, to the extent allowed by law, prevail. In the case of any inconsistency with the Trustee Act 2000, the provisions of this Trust Deed shall constitute a restriction or exclusion for the purposes of that Act.

14.	MODIFICATION, WAIVER AND PROOF OF DEFAULT

14.1	Modification and Waiver

The Trustee may (but shall not be obliged to) agree, without the consent of the Holders, to (i) any modification of any of the provisions of the Trust Deed, the Agency Agreement, the Bonds or the Conditions (together the “Documentation”) which, in the Trustee’s opinion, is of a formal, minor or technical nature, or is made to correct a manifest error, or to comply with mandatory provisions of law, and (ii) any other modification to the Documentation (except as mentioned in this Trust Deed), and any waiver or authorisation of any breach or proposed breach, of any of the provisions of the Documentation which is, in the opinion of the Trustee, not materially prejudicial to the interests of the Holders. Any such modification and any authorisation or waiver will be binding on the Holders and, unless the Trustee otherwise agrees, any such modification, authorisation or waiver shall be notified by the Issuer to the Holders as soon as reasonably practicable thereafter in accordance with Condition 17.

The Trustee’s waiver or authorisation may be subject to it being indemnified and/or secured and/or prefunded to its satisfaction and to any other condition which the Trustee requires, including but not limited to obtaining, at the expense of the Issuer, advice from or an opinion of any investment bank or legal or other expert and/or the Auditors and/or a certificate signed by an Authorised Signatory of the Issuer. The Trustee shall be entitled to but shall not be obligated to rely on such advice or opinion. No such direction or request will affect a previous waiver, authorisation or determination. Any such waiver, authorisation or determination will be binding on the Bondholders and, unless the Trustee otherwise agrees, will be notified by the Issuer to the Bondholders as soon as reasonably practicable thereafter in accordance with Condition 17.

14.2	Proof of Default

Proof that the Issuer has failed to pay a sum due to the holder of any one Bond will (unless the contrary be proved) be sufficient evidence that it has made the same default as regards all other Bonds which are then payable.

15.	TRUSTEE NOT PRECLUDED FROM ENTERING INTO CONTRACTS

The Trustee and entities associated with the Trustee and any of their respective officers, directors, employees and Appointees may become the owner of, and/or may acquire any interest in, any Bonds or Shares with the same rights that it or he would have had if the Trustee were not appointed under this Trust Deed, and may engage or be interested in any financial or other transaction with the Issuer and any other persons, and may act on, or as depositary, trustee or agent for, any committee or body of Bondholders or other obligations of the Issuer or any other person, as freely as if the Trustee were not appointed under this Trust Deed, and shall not be accountable for the same, and shall be entitled to retain and shall not in any way be liable to account to the Issuer, the Bondholders or any other person for any profit made or share of brokerage or commission or remuneration or other amount or benefit received thereby or in connection therewith.

16.	APPOINTMENT, RETIREMENT AND REMOVAL OF THE TRUSTEE

16.1	Appointment

Subject as provided in Clause 16.2 below, the Issuer has the power of appointing new trustees but no one may be so appointed unless previously approved by an Extraordinary Resolution. A trust corporation will at all times be a Trustee and may be the sole Trustee. Any appointment of a new Trustee will be notified by the Issuer to the Bondholders as soon as reasonably practicable.

16.2	Retirement and Removal

Any Trustee may retire at any time on giving at least 45 days’ written notice to the Issuer without giving any reason or being responsible for any costs, charges and expenses occasioned by such retirement or the appointment of a new trustee, and the Bondholders may by Extraordinary Resolution remove any Trustee, without the Trustee being responsible for any costs occasioned by such removal, provided that the retirement or removal of a sole trust corporation will not be effective until a trust corporation is appointed as successor Trustee. If a sole trust corporation gives notice of retirement or an Extraordinary Resolution is passed for its removal, the Issuer will use its reasonable endeavours to procure that another trust corporation be appointed as Trustee but if it fails to do so by the day falling 15 days prior to the expiry of such 45 day notice period or, as the case may be, by the day falling 30 days after the date of such Extraordinary Resolution, the Trustee shall have the power (i) to petition any court of competent jurisdiction for its resignation provided that it has notified the Issuer prior to doing so and (ii) to appoint a new trustee, in each case at the expense of the Issuer. The Trustee shall not be responsible for monitoring or supervising any such new trustee.

16.3	Co-Trustees

The Trustee may, despite Clause 16.1, by written notice to the Issuer, appoint anyone to act as an additional trustee jointly with the Trustee:

(a)	if the Trustee considers the appointment to be in the interests of the Bondholders;

(b)	to conform with a legal requirement, restriction or condition in a jurisdiction in which a particular act is to be performed; or

(c)	to obtain a judgment or to enforce a judgment or any provision of this Trust Deed in any jurisdiction.

Subject to the provisions of this Trust Deed, the Trustee may confer on any person so appointed such functions as it thinks fit. The Trustee may by written notice to the Issuer and that person remove that person. At the Trustee’s request, the Issuer will forthwith do all things as may be required to perfect such appointment or removal. The Trustee shall not be responsible for monitoring or supervising any such additional trustee and shall not be liable for the acts and/or omissions of any additional trustee. The obligations of each co-trustee shall be several and not joint.

16.4	Competence of a Majority of Trustees

If there are more than two Trustees the majority of them will be competent to perform the Trustee’s functions provided the majority includes a trust corporation. The obligations and liabilities of the Trustees shall be several and not joint.

16.5	Successor

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor to the Trustee hereunder without the execution or filing of any papers or any further act on the part of any of the parties hereto. Notice shall be given to the Issuer by the Trustee as soon as reasonably practicable if any event described in this Clause 16.5 occurs.

17.	CURRENCY INDEMNITY

17.1	Currency of Account and Payment

U.S. dollars (the “Contractual Currency”) is the sole currency of account and payment for all sums payable by the Issuer under or in connection with this Trust Deed and the Bonds, including damages.

17.2	Extent of discharge

An amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the insolvency, winding-up or dissolution of the Issuer or otherwise) by the Trustee or any Holder in respect of any sum expressed to be due to it from the Issuer will only discharge the Issuer to the extent of the Contractual Currency amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

17.3	Indemnity

If the Contractual Currency amount in Clause 17.2 is less than the Contractual Currency amount expressed to be due to the recipient under this Trust Deed, the Agency Agreement or the Bonds, the Issuer will indemnify the Trustee and/or Holder(s), as the case may be, on demand, on an after-tax basis, against any loss sustained by it as a result. In any event, the Issuer will indemnify the recipient on demand, on an after-tax basis against the cost of making any such purchase.

17.4	Indemnity separate

The indemnities in this Clause 17 and in Clauses 4.1 and 11.4 constitute separate and independent obligations from the other obligations in this Trust Deed, will give rise to a separate and independent cause of action, will apply irrespective of any indulgence granted by the Trustee and/or any Holder and will continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Trust Deed, the Agency Agreement and/or the Bonds or any other judgment or order.

17.5	Continuing Effect

The terms of this Clause 17 shall survive the termination of this Trust Deed and/or the Bonds no longer being outstanding and/or the resignation or removal of the Trustee.

18.	COMMUNICATIONS

Any communication shall be by letter or email:

in the case of communications to the Issuer, to it at:

Baidu, Inc.

Baidu Campus

No. 10 Shangdi 10th Street

Haidian District Beijing, 100085

Telephone no.: (+86 10) 5992 8888

Email:      Treasury@baidu.com

Attention:   Treasury team

and in the case of communications to the Trustee, to it at:

The Bank of New York Mellon, London Branch

160 Queen Victoria Street

London EC4V 4LA

United Kingdom

Attention:  Trustee Administration Manager / Project Ruyi

with a copy to:

The Bank of New York Mellon, Hong Kong Branch

Level 26, Three Pacific Place

1 Queen’s Road East

Hong Kong

Email: honctrmta@bny.com

Attention: Global Corporate Trust / Project Ruyi

Communications will take effect, in the case of a letter, when delivered in the case of an e-mail, when the relevant receipt of such communication being read is given, or where no read receipt is requested by the sender, at the time of sending, provided that no delivery failure notification is received by the sender within 24 hours of sending the e-mail; provided that any communication which is received (or deemed to take effect in accordance with the foregoing) after 5:00 p.m. on a business day or on a non-business day in the place of receipt shall be deemed to take effect at the opening of business on the next following business day in such place. Any communication delivered to any party under this Trust Deed which is to be sent by email will be written legal evidence.

Any of the parties named above may change its address for the purpose of this Clause 18 by giving notice of such change to the other parties to this Trust Deed.

Unless otherwise agreed by the Trustee, all notices and other communications hereunder shall be made in English or shall be accompanied by an English translation thereof certified as a true and accurate translation by a professionally qualified translator or by some other person competent to do so. The Trustee may rely conclusively on any such translation and shall be entitled to assume that it is a complete and accurate translation of the original, and the Trustee shall not be responsible or liable to the Issuer, any Bondholder, the Agents or any other person for doing so.

The Trustee may conclusively rely on and shall be fully authorised and protected in and shall have no liability for acting or omitting to act upon or in reliance on written or electronic communications from and instructions of the Issuer with respect to any matter covered in this Trust Deed, and/or the Bonds and/or the Agency Agreement or on any certificate, instruction, opinion, notice, letter, e-mail, or other document or instrument (including without limitation, a message received from, through or on behalf of Euroclear or Clearstream or any Alternative Clearing System), original or copy, delivered or sent by email or electronically to it and believed by it to be genuine and to have been sent by the proper person or persons, and shall not have any responsibility or duty or obligation to verify or confirm that the person giving the same is duly authorised to do so and shall not be liable for any losses, liability, costs or expenses incurred or sustained by the Issuer or any other person as a result of such reliance upon or compliance with such instructions, directions, notices, certificates or other communications. The Issuer agrees that the indemnity set out in Clause 11.4 shall apply in respect of any loss or liability suffered by the Trustee as a result of acting upon instructions and directions sent by electronic methods.

In no event shall the Trustee be liable for any losses arising from the Trustee receiving or transmitting any data to the Issuer (or any Authorised Signatory) or acting upon any notice, instruction, direction, certificate, opinion, document or other communication via any Electronic Means. The Trustee has no duty or obligation to verify or confirm that the person who sent such notice, instruction, direction, certificate, opinion, document or other communication is, in fact, a person authorised to give notices, instructions, directions, certificates, opinions, documents or other communications on behalf of the Issuer (or any Authorised Signatory). The Issuer agrees that the security procedures, if any, to be followed in connection with a transmission of any such notice, instruction, direction, certificate, opinion, document or other communication, provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

19.	FURTHER ISSUES

19.1	Further Issues

The Issuer may from time to time without the consent of the Holders, create and issue further bonds having the same terms and conditions as the Bonds in all respects (or in all respects except for the issue date, the issue price, the first date on which Exchange Right may be exercised, securities law legends, transfer and selling restrictions, and the timing for the making of the Post-Issuance Filing) and so that such further issue shall be consolidated and form a single series with the Bonds.

19.2	Supplemental Trust Deed

If the Issuer issues further bonds as provided in Condition 18, it shall, before their issue, execute and deliver to the Trustee a deed supplemental to this Trust Deed (in relation to which all applicable stamp duties or other documentation Taxes have been paid by the Issuer and, if applicable, duly stamped or denoted accordingly) containing such provisions (corresponding to any of the provisions of this Trust Deed) as the Trustee may require, including making such consequential modifications to this Trust Deed as the Trustee shall require, and such other documents and opinions as the Trustee may require in order to give effect to such issue of any such further bonds.

19.3	Notice to Trustee

Whenever it is proposed to create and issue any further Bonds of the Issuer so that such further issue shall be consolidated and form a single series with the outstanding Bonds in accordance with the Conditions, the Issuer shall give to the Trustee not less than 14 days’ prior notice in writing of its intention so to do stating the amount of further Bonds proposed to be created and issued, which notice shall be accompanied by a draft of the proposed supplemental trust deed.

20.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Trust Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Trust Deed, except and to the extent (if any) that this Trust Deed expressly provides for such Act to apply to any of its terms. Subject to and as provided in this Trust Deed, the parties to this Trust Deed shall have the right to amend, vary or rescind any provision of this Trust Deed without the consent of any such third party.

21.	GOVERNING LAW AND JURISDICTION

21.1	Governing law

This Trust Deed, the Agency Agreement, the Bonds and any non-contractual obligations arising out of or in connection with them shall be governed by and construed in accordance with English law.

21.2	Jurisdiction

The parties hereto agree that the courts of Hong Kong are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Trust Deed or the Bonds and accordingly any legal action or proceedings arising out of or in connection with this Trust Deed or the Bonds (“Proceedings”) may be brought in such courts. The Issuer irrevocably submits to the jurisdiction of such courts and waives any objections to Proceedings in such courts on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum.

21.3	Service of Process

The Issuer irrevocably agrees to receive service at its registered address at Room 2609, China Resources Building, 26 Harbour Road, Wanchai, Hong Kong. Nothing in this Trust Deed shall affect the right to serve process in any other manner permitted by law.

21.4	Waiver of Immunity

The Issuer hereby waives any right to claim sovereign or other immunity from jurisdiction or execution and any similar defence, and irrevocably consents to the giving of any relief or the issue of any process, including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment made or given in connection with any Proceedings.

22.	COUNTERPARTS

This Trust Deed (and any supplemental trust deed thereto) may be executed in counterparts, which when taken together shall constitute one and the same instrument.

SCHEDULE 1

FORM OF CERTIFICATE

On the front:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL, OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “DISTRIBUTION COMPLIANCE PERIOD END DATE”) THAT IS 40 DAYS AFTER THE DATE OF ORIGINAL ISSUANCE HEREOF, ONLY (A) TO BAIDU, INC. (THE “COMPANY”) OR ONE OF ITS SUBSIDIARIES OR (B) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT. ANY HOLDER WHO ACQUIRES THIS SECURITY (INCLUDING ANY ACQUISITION OF ANY INTEREST HEREIN) ON OR BEFORE THE DISTRIBUTION COMPLIANCE PERIOD END DATE REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY OR PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY DURING THE THREE IMMEDIATELY PRECEDING MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR OWN THIS SECURITY OR A BENEFICIAL INTEREST HEREIN.

Amount	ISIN	Common Code	Certificate Number
	XS3015248209	301524820

BAIDU, INC.

U.S.$2,000,000,000

Zero Coupon Exchangeable Bonds due 2032

The Bond or Bonds in respect of which this Certificate is issued, the identifying numbers of which are noted above, are in registered form and form part of a series designated as specified in the title (the “Bonds”) of Baidu, Inc. (the “Issuer”) and constituted by the Trust Deed referred to on the reverse hereof. The Bonds are subject to, and have the benefit of, that Trust Deed and the terms and conditions (the “Conditions”) set out on the reverse hereof.

The Issuer hereby certifies that [•] of [•] is, at the date hereof, entered in the register of Holders as the holder of Bonds in the principal amount of U.S.$[•] ([•] U.S. dollars). For value received, the Issuer promises to pay the person who appears at the relevant time on the register of Holders as holder of the Bonds in respect of which this Certificate is issued such amount or amounts as shall become due in respect of such Bonds and otherwise to comply with the Conditions.

Subject to the right of the Issuer to make a physical settlement election as described under “Terms and Conditions of the Bonds – Exchange Right”, the Bonds in respect of which this Certificate is issued are exchangeable into the Cash Settlement Amount as defined in, and subject to and in accordance with, the Conditions and the Trust Deed.

This Certificate is evidence of entitlement only. Title to the Bonds passes only on due registration on the register of Holders and only the duly registered holder is entitled to payments on Bonds in respect of which this Certificate is issued.

This Certificate shall not be valid for any purpose until authenticated by or on behalf of the Registrar.

The Certificate and any non-contractual obligations arising out of or in connection with it shall be governed by, and shall be construed in accordance with, English law.

IN WITNESS whereof the Issuer has caused this Certificate to be signed on its behalf.

Dated [•]

BAIDU, INC.

By:	By:

Director/Authorised Signatory

Certificate of Authentication

This Certificate is authenticated

by or on behalf of the Registrar

without recourse, warranty or liability.

THE BANK OF NEW YORK MELLON SA/NV, DUBLIN BRANCH as Registrar

By:

Authorised Signatory

For the purposes of authentication only

On the back:

Terms and Conditions of the Bonds

[The Terms and Conditions that are set out in Schedule 4 to the Trust Deed will be set out here.]

Form of Transfer

FOR VALUE RECEIVED the undersigned hereby transfers to

(Please Print or Typewrite Name and Address of Transferee)

U.S.$    principal amount of the Bonds in respect of which this Certificate is issued, and all rights in respect thereof.

Dated:

Certifying Signature

Name:

Notes:

(i)	A representative of the Holder should state the capacity in which he signs, e.g. executor.

(ii)

The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar or the relevant Agent may require.

(iii)	[TO BE COMPLETED BY TRANSFEREE:

[INSERT ANY REQUIRED TRANSFEREE REPRESENTATIONS, CERTIFICATIONS ETC.]]

PRINCIPAL AGENT

THE BANK OF NEW YORK MELLON, LONDON BRANCH

160 Queen Victoria Street

London EC4V 4LA

United Kingdom

REGISTRAR AND TRANSFER AGENT

THE BANK OF NEW YORK MELLON SA/NV, DUBLIN BRANCH

Riverside Two

Sir John Rogerson’s Quay

Grand Canal Dock

Dublin 2, Ireland

SCHEDULE 2

FORM OF GLOBAL CERTIFICATE

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL, OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “DISTRIBUTION COMPLIANCE PERIOD END DATE”) THAT IS 40 DAYS AFTER THE DATE OF ORIGINAL ISSUANCE HEREOF, ONLY (A) TO BAIDU, INC. (THE “COMPANY”) OR ONE OF ITS SUBSIDIARIES OR (B) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT. ANY HOLDER WHO ACQUIRES THIS SECURITY (INCLUDING ANY ACQUISITION OF ANY INTEREST HEREIN) ON OR BEFORE THE DISTRIBUTION COMPLIANCE PERIOD END DATE REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY OR PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY DURING THE THREE IMMEDIATELY PRECEDING MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR OWN THIS SECURITY OR A BENEFICIAL INTEREST HEREIN.

ISIN: XS3015248209

Common Code: 301524820

BAIDU, INC.

U.S.$2,000,000,000

Zero Coupon Exchangeable Bonds due 2032

GLOBAL CERTIFICATE

Global Certificate No. [•]

The Bonds in respect of which this Global Certificate is issued are in registered form (the “Bonds”) of Baidu, Inc. (the “Issuer”).

The Issuer hereby certifies that The Bank of New York Depository (Nominees) Limited is, at the date hereof, entered in the register of Holders as the holder of Bonds in the principal amount of U.S.$2,000,000,000 or such other amount as is shown on the register of Holders as being represented by this Global Certificate and is duly endorsed (for information purposes only) in the third column of Schedule A to this Global Certificate. For value received, the Issuer promises to pay the person who appears at the relevant time on the register of Holders as holder of the Bonds in respect of which this Global Certificate is issued such amount or amounts as shall become due in respect of such Bonds and otherwise to comply with the Trust Deed and the Conditions, as referred to below.

The Bonds are constituted by a trust deed dated March 12, 2025 (the “Trust Deed”) and made between the Issuer and The Bank of New York Mellon, London Branch as trustee (the “Trustee”) and are subject to, and have the benefit of, the Trust Deed and the terms and conditions (the “Conditions”) set out in Schedule 4 to the Trust Deed, as modified by the provisions of this Global Certificate. Terms defined in the Trust Deed have the same meaning when used herein.

Subject to the right of the Issuer to make a physical settlement election as described under Condition 7(A)(ii), the Bonds in respect of which this Global Certificate is issued are exchangeable into the Cash Settlement Amount in respect of a pro rata share of the Exchange Property (initially comprising 22,140,914 ordinary shares of par value US$0.00125 each in the issued share capital of Trip.com Group Limited (“Trip.com”)) subject to and in accordance with the Conditions and the Trust Deed (the “Exchange Right”). Such Exchange Right may be exercised by a person entitled to an interest in the Bonds in respect of which this Global Certificate is issued depositing at its own expense a duly signed and completed exchange notice in the form (for the time being current) obtainable from the specified office of any Exchange Agent accompanied by a written authority to such Agent to procure the debit of the relevant person’s account with Euroclear Bank SA/NV (“Euroclear”), or Clearstream Banking S.A. (“Clearstream”) or any Alternative Clearing System (as defined below) with the principal amount of the portion of the Bonds in respect of which this Global Certificate is issued to which such person is entitled.

Interpretation and Definitions

References in this Global Certificate to the “Conditions” are to the Terms and Conditions applicable to the Bonds (which are in the form set out in Schedule 4 to the Trust Deed, as such form is supplemented and/or modified and/or superseded by the provisions of this Global Certificate, which in the event of any conflict shall prevail). Other capitalised terms used in this Global Certificate shall have the meanings given to them in the Conditions or the Trust Deed.

This Global Certificate is subject to all of the terms in the Trust Deed, and the holder of the Bonds is referred to the Trust Deed for a statement of all such terms.

Promise to Pay

The Issuer, for value received, promises to pay to the holder of the Bonds represented by this Global Certificate (subject to surrender of this Global Certificate if no further payment falls to be made in respect of such Bonds) on the Maturity Date (or on such earlier date as the amount payable upon redemption under the Conditions may become repayable in accordance with the Conditions) the amount payable upon redemption under the Conditions in respect of the Bonds represented by this Global Certificate on the dates for payment, and in accordance with the method of calculation provided for in the Conditions, save that the calculation is made in respect of the total aggregate amount of the Bonds represented by this Global Certificate, together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

Such payment will be made to, or to the order of, the person whose name is entered in the Register at the close of business on the Clearing System Business Day immediately prior to the date for payment, where “Clearing System Business Day” means Monday to Friday inclusive except 25 December and 1 January.

For the purposes of this Global Certificate, (a) the holder of the Bonds represented by this Global Certificate is bound by all the provisions of the Trust Deed and those provisions applicable to it of the Agency Agreement, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the Bonds represented by this Global Certificate, (c) this Global Certificate is evidence of entitlement only, (d) title to the Bonds represented by this Global Certificate passes only on due registration on the Register, and (e) only the holder of the Bonds represented by this Global Certificate is entitled to payments in respect of the Bonds represented by this Global Certificate.

Exchange of Bonds Represented by Global Certificates

Owners of interests in the Bonds in respect of which this Global Certificate is issued will be entitled to have title to the Bonds registered in their names and to receive individual definitive Certificates (“definitive Certificates”) if either Euroclear or Clearstream or any other clearing system selected by the Issuer and approved in writing by the Trustee, the Principal Agent and the Registrar through which the Bonds are held (an “Alternative Clearing System”) is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so.

In such circumstances, the Issuer will cause sufficient individual definitive Certificates to be executed and delivered to the Registrar for completion, authentication and despatch to the relevant holders of the Bonds. A person with an interest in the Bonds in respect of which this Global Certificate is issued must provide the Registrar not less than 30 days’ notice at its specified office of such holder’s intention to effect such exchange and a written order containing instructions and such other information as the Issuer and the Registrar may require to complete, execute and deliver such individual definitive Certificates.

Meetings

For the purposes of any meeting of Bondholders, the holder of the Bonds represented by this Global Certificate shall be treated as two persons for the purposes of any quorum requirements of a meeting of Bondholders and as being entitled to one vote in respect of each U.S.$100,000 in principal amount of Bonds for which this Global Certificate is issued.

Cancellation

Cancellation of any Bond represented by this Global Certificate by the Issuer following its redemption, exchange or purchase by the Issuer or any Principal Subsidiary or Affiliate will be effected by a reduction in the principal amount of the Bonds in the register of Bondholders. Following any such reduction, this Global Certificate will be presented to the Registrar for annotation (for information only) in Schedule A to this Global Certificate.

Trustee’s Powers

In considering the interests of Bondholders while this Global Certificate is registered in the name of a nominee for a clearing system, the Trustee may, to the extent it considers it appropriate to do so in the circumstances, but without being obliged to do so, (a) have regard to any information as may have been made available to it by or on behalf of the relevant clearing system or its operator as to the identity of its accountholders (either individually or by way of category) with entitlements in respect of the Bonds and (b) consider such interests on the basis that such accountholders were the holders of the Bonds in respect of which this Global Certificate is issued.

Exchange Rights

Subject to the procedures and requirements of Euroclear and Clearstream (or any Alternative Clearing System), the Exchange Right attaching to the Bonds in respect of which this Global Certificate is issued may be exercised by the presentation thereof to or to the order of the Exchange Agent of one of more Exchange Notices duly completed by or on behalf of a holder of a book-entry interest in such Bonds. Deposit of this Global Certificate with the Exchange Agent together with the relevant Exchange Notice(s) shall not be required. The exercise of the Exchange Right shall be notified by the Exchange Agent to the Registrar and the holder of this Global Certificate.

Notices

So long as the Bonds are represented by this Global Certificate and this Global Certificate is held on behalf of Euroclear or Clearstream or any Alternative Clearing System, notices to Holders may be given by delivery of the relevant notice to Euroclear or Clearstream or such Alternative Clearing System, for communication by it to entitled accountholders in substitution for notification as required by the Conditions.

Holder’s Redemption

The Holders’ redemption option in Condition 10(E) or 10(F) may be exercised by the holder of this Global Certificate giving notice to the Principal Agent of the principal amount of Bonds in respect of which the option is exercised within the time limits specified in the Conditions.

Redemption at the Option of the Issuer

The options of the Issuer provided for in Condition 10(B) or 10(C) shall be exercised by the Issuer giving notice to the Holders within the time limits set out therein and containing the information required by such Condition.

Transfers

Transfers of beneficial interests in the Bonds will be effected through the records of Euroclear and Clearstream (or any Alternative Clearing System) and their respective participants in accordance with the rules and procedures of Euroclear and Clearstream (or any Alternative Clearing System) and their respective direct and indirect participants.

This Global Certificate shall not be valid for any purpose until authenticated by or on behalf of the Registrar.

This Global Certificate and any non-contractual obligations arising out of or in connection with it shall be governed by, and shall be construed in accordance with, English law.

In witness whereof the Issuer has caused this Global Certificate to be signed on its behalf.

Dated as of the Issue Date.

BAIDU, INC.

By:

Name:
Title:

Certificate of Authentication

This Global Certificate is authenticated by or on behalf of the Registrar without recourse, warranty or liability.

THE BANK OF NEW YORK MELLON SA/NV, DUBLIN BRANCH

as Registrar

By:

Authorised Signatory

For the purposes of authentication only.

Schedule A

Schedule of Reductions/Increases in Principal Amount of Bonds in respect of which this Global Certificate is Issued

The following reductions/increases in the principal amount of Bonds in respect of which this Global Certificate is issued have been made as a result of: (i) exercise of the Exchange Rights attaching to Bonds, or (ii) redemption of Bonds, or (iii) purchase and cancellation of Bonds, or (iv) issue of definitive Certificates in respect of the Bonds, or (v) the issue of further Bonds in accordance with Condition 18:

Date of Exchange / Redemption / Purchase and Cancellation of Bonds / Issue of definitive Certificates / Issue of further Bonds (stating which)	Amount of decrease/increase in principal amount of this Global Certificate	Principal Amount of this Global Certificate following such decrease/increase	Notation made by or on behalf of the Registrar

Form of Transfer

FOR VALUE RECEIVED the undersigned hereby transfers the following principal amounts of Bonds in respect of which the Global Certificate is issued, and all rights in respect thereof, to the transferee(s) listed below:

Principal Amount transferred	Name, address and account for payments of transferee

Dated :	Certifying Signature :

Name :

Bonds:

(i)	A representative of the Holder should state the capacity in which he signs e.g. executor.

(ii)

The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Principal Agent or the Registrar may require.

PRINCIPAL AGENT

THE BANK OF NEW YORK MELLON, LONDON BRANCH

160 Queen Victoria Street

London EC4V 4LA

United Kingdom

REGISTRAR AND TRANSFER AGENT

THE BANK OF NEW YORK MELLON SA/NV, DUBLIN BRANCH

Riverside Two

Sir John Rogerson’s Quay

Grand Canal Dock

Dublin 2, Ireland

SCHEDULE 3

PROVISIONS FOR MEETINGS OF BONDHOLDERS

Interpretation

1.	In this Schedule:

1.1	references to a meeting are to a physical meeting, virtual meeting or hybrid meeting of Bondholders and include, unless the context otherwise requires, any adjournment;

1.2	“agent” means a proxy or a representative;

1.3	“Electronic Consent” has the meaning set out in paragraph 23.1;

1.4

“Extraordinary Resolution” means a resolution passed (a) at a meeting duly convened and held in accordance with this Trust Deed by a majority of at least 75 per cent. of the votes cast; (b) by a Written Resolution or (c) by an Electronic Consent; and

1.5	“Written Resolution” has the meaning set out in paragraph 23; and

1.6

references to persons representing a proportion of the Bonds are to Bondholders or agents holding or representing in the aggregate at least that proportion in principal amount of the Bonds for the time being outstanding.

Appointment of Proxy or Representative

2.	A proxy or representative may be appointed in the following circumstances:

2.1

A holder of a Bond may by an instrument in writing in the English language (a “form of proxy”) in the form available from the specified office of any Agent signed by the holder or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the specified office of the Registrar or the Transfer Agent not less than 48 hours before the time fixed for the relevant meeting, appoint any person (a “proxy”) to act on his or its behalf in connection with any meeting of the Bondholders and any adjourned such meeting.

2.2

Any holder of a Bond which is a corporation may, by delivering to any Agent not later than 48 hours before the time fixed for any meeting a resolution of its directors or other governing body in English, authorise any person to act as its representative (a “representative”) in connection with any meeting of the Bondholders and any adjourned such meeting.

2.3

Any proxy appointed pursuant to sub-paragraphs 2.1 or 2.4 or representative appointed pursuant to sub-paragraph 2.2 shall, shall so long as such appointment remains in full force, be deemed, for all purposes in connection with the relevant meeting or adjourned meeting of the Bondholders, to be the holder of the Bonds to which such appointment relates and the holder of the Bonds shall be deemed for such purposes not to be the holder or owner, respectively.

2.4

If the holder of a Bond is an Alternative Clearing System or a nominee of an Alternative Clearing System and the rules or procedures of such Alternative Clearing System so require, such nominee or Alternative Clearing System may appoint proxies in accordance with, and in the form used, by such Alternative Clearing System as part of its usual procedures from time to time in relation to meetings of Bondholders. Any proxy so appointed may, by an instrument in writing in the English language in the form available from the specified office of the Registrar, or in such other form as may have been approved by the Trustee at least seven days before the date fixed for a meeting, signed by the proxy or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the Registrar not later than 48 hours before the time fixed for any meeting, appoint the Principal Agent or any employee of it nominated by it (the “sub-proxy”) to act on his or its behalf in connection with any meeting or proposed meeting of Bondholders. All references to “proxy” or “proxies” in this Schedule other than in this sub-paragraph 2.4 shall be read so as to include references to “sub-proxy” or “sub-proxies”.

2.5

For so long as the Bonds are eligible for settlement through Euroclear, Clearstream or an Alternative Clearing System’s book-entry settlement system and the rules or procedures of Euroclear, Clearstream or such Alternative Clearing System so require, the Issuer may fix a record date for the purpose of any meeting, provided such record date is no more than 10 days prior to the date fixed for such meeting which shall be specified in the notice convening the meeting.

Powers of Meetings

3.	A meeting shall, subject to the Conditions and without prejudice to any powers conferred on other persons by this Trust Deed, have power by Extraordinary Resolution:

3.1

to sanction any proposal by the Issuer or the Trustee for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Bondholders against the Issuer, whether or not those rights arise under this Trust Deed or the Bonds;

3.2	to sanction the exchange or substitution for the Bonds of, or the exchange of the Bonds into, shares, bonds or other obligations or securities of the Issuer or any other entity;

3.3	to assent to any modification of this Trust Deed, the Agency Agreement or the Bonds proposed by the Issuer or the Trustee;

3.4	to authorise anyone to concur in and do anything necessary to carry out and give effect to an Extraordinary Resolution;

3.5	to give any authority, direction or sanction required to be given by Extraordinary Resolution;

3.6

to appoint any persons (whether Bondholders or not) as a committee or committees to represent the Bondholders’ interests and to confer on them any powers or discretions which the Bondholders could themselves exercise by Extraordinary Resolution;

3.7	to approve a proposed new Trustee and to remove a Trustee;

3.8	to approve the substitution of any entity for the Issuer (or any previous substitute) as principal debtor under the Bonds, the Agency Agreement and/or this Trust Deed; and

3.9	to discharge or exonerate the Trustee from any liability in respect of any act or omission for which it may become responsible under this Trust Deed or the Bonds,

provided that the special quorum provisions in paragraph 10 shall apply to any Extraordinary Resolution (a “special quorum resolution”) for the purpose of sub- paragraphs 3.2 or 3.8 for the purpose of making a modification to this Trust Deed or the Bonds which would have the effect of:

(a)	modifying the due date for any payment in respect of the Bonds; or

(b)	reducing or cancelling the amount of principal or premium (if any) payable in respect of the Bonds or changing the method of calculation of any amount payable under the Bonds; or

(c)	changing the currency of payment of the Bonds; or

(d)	modifying or cancelling the Exchange Right; or

(e)	varying the method or basis for calculating any other amount payable in respect of the Bonds; or

(f)

modifying the provisions contained in this Schedule concerning the quorum required at any meeting of Bondholders or the majority required to pass an Extraordinary Resolution or sign a resolution in writing; or

(g)	amending this proviso.

Convening a Meeting

4.

The Issuer or the Trustee may at any time convene a meeting. If the Trustee receives a written request by Bondholders holding at least 10 per cent. in principal amount of the Bonds for the time being outstanding and is indemnified and/or secured and/or pre-funded to its satisfaction against all costs, liabilities and expenses, the Trustee shall convene a meeting. Every meeting shall be held at a time and place approved by the Trustee.

A meeting that has been validly convened in accordance with the immediately preceding paragraph may be cancelled by the person who convened such meeting by giving at least 7 days’ notice (exclusive of the date on which the notice is given or deemed to be given and of the day of the meeting) to the Bondholders (with a copy to the Trustee where such meeting was convened by the Issuer or to the Issuer where such meeting was convened by the Trustee). Any meeting cancelled in accordance with this paragraph 4 shall be deemed not to have been convened.

5.

At least 21 days’ notice (exclusive of the day on which the notice is given and of the day of the meeting) shall be given to the Bondholders. A copy of the notice shall be given by the party convening the meeting to the other parties. The notice shall specify the day, time and place of meeting and, unless the Trustee otherwise agrees, the nature of the resolutions to be proposed and shall explain how Bondholders may appoint proxies or representatives and the details of the time limits applicable and, where an Extraordinary Resolution will be proposed at the meeting, shall either specify in such notice the terms of such resolution or state the effect on the Bondholders of such resolution, if passed.

Chairman

6.

The chairman of a meeting shall be such person as the Trustee may nominate in writing, but if no such nomination is made or if the person nominated is not present within 15 minutes from the time fixed for the meeting, the Bondholders or agents present shall choose one of their number to be chairman, failing which the Issuer may appoint a chairman.

7.	The chairman may, but need not, be a Bondholder or agent. The chairman of an adjourned meeting need not be the same person as the chairman of the original meeting.

Attendance

8.	The following may attend and speak at a meeting:

8.1	Bondholders and agents;

8.2	the chairman; and

8.3	the Issuer and the Trustee (through their respective representatives) and their respective financial and legal advisers.

No one else may attend or speak.

Quorum and Adjournment

9.

No business (except choosing a chairman) shall be transacted at a meeting unless a quorum be present at the commencement of business. If a quorum is not present within 15 minutes from the time initially fixed for the meeting, it shall, if convened on the requisition of Bondholders or if the Issuer and the Trustee agree, be dissolved. In any other case it shall be adjourned to such date, not less than 14 nor more than 42 days later, and time and place as the chairman may decide. If a quorum is not present within 15 minutes from the time fixed for a meeting so adjourned, the meeting shall be dissolved.

10.	Two or more Bondholders or agents present in person or by proxy shall be a quorum.

Column 1	Column 2	Column 3

Purpose of meeting	Any meeting except one referred to in column 3	Meeting previously adjourned through want of a quorum
	Required proportion	Required proportion

To pass a special quorum resolution	Not less than 66 per cent.	Not less than 25 per cent.

To pass any other Extraordinary Resolution	More than 50 per cent.	Two or more persons being or representing Bondholders whatever the principal amount of the Bonds so held or represented

Any other purpose	Not less than 10 per cent.	Two or more persons being or representing Bondholders whatever the principal amount of the Bonds so held or represented

Provision of security or guarantee for the Bonds pursuant to Condition 4(A)	More than 50 per cent.	More than 50 per cent.

11.	The holder of the Global Certificate and any proxy or representative appointed by it shall be treated as two persons for the purpose of any quorum requirements of a meeting of Bondholders.

12.

The chairman may, with the consent of (and shall if directed by) a meeting, adjourn the meeting from time to time and from place to place. Only business which could have been transacted at the original meeting may be transacted at a meeting adjourned in accordance with this paragraph 12 or paragraph 9.

13.

At least 10 days’ notice of a meeting adjourned through want of a quorum shall be given in the same manner as for an original meeting and that notice shall state the quorum required at the adjourned meeting. No notice need, however, otherwise be given of an adjourned meeting.

Voting

14.

Each question submitted to a meeting shall be decided by a show of hands unless a poll is (before, or on the declaration of the result of, the show of hands) demanded by any of the chairman, the Issuer, the Trustee or one or more persons representing not less than 2 per cent. of the Bonds.

15.

Unless a poll is demanded, a declaration by the chairman that a resolution has or has not been passed shall be conclusive evidence of the fact without proof of the number or proportion of the votes cast in favour of or against it.

16.

If a poll is demanded, it shall be taken in such manner and (subject as provided below) either at once or after such adjournment as the chairman directs. The result of the poll shall be deemed to be the resolution of the meeting at which it was demanded as at the date it was taken. A demand for a poll shall not prevent the meeting continuing for the transaction of business other than the question on which it has been demanded.

17.	A poll demanded on the election of a chairman or on a question of adjournment shall be taken at once.

18.

On a show of hands every Holder who is present in person or any person who is present and is a proxy or a representative shall have one vote and on a poll every person who is so present shall have one vote in respect of each U.S.$100,000 in principal amount of Bonds produced or in respect of which he is a proxy or a representative. Without prejudice to the obligations of proxies, a person entitled to more than one vote need not use them all or cast them all in the same way.

19.	In case of equality of votes, the chairman shall both on a show of hands and on a poll have a casting vote in addition to any other votes which he may have.

20.

A proxy need not be a Holder. Any vote given in accordance with the terms of a form of proxy shall be valid even if the form of proxy or any of the Holders’ instructions pursuant to which it was executed has been previously revoked or amended, provided that no intimation in writing of such revocation or amendment shall have been received from any Agent by the Issuer or the Trustee at its registered office or by the chairman of the meeting in each case not less than 24 hours before the time fixed for the meeting or adjourned meeting at which the form of proxy is used.

Effect and Publication of an Extraordinary Resolution

21.

An Extraordinary Resolution shall be binding on all the Bondholders, whether or not present at the meeting, and each of them shall be bound to give effect to it accordingly. The passing of such a resolution shall be conclusive evidence that the circumstances justify its being passed. The Issuer shall give notice of the passing of an Extraordinary Resolution to Bondholders within 14 days but failure to do so shall not invalidate such resolution.

Minutes

22.

Minutes shall be made of all resolutions and proceedings at every meeting and, if purporting to be signed by the chairman of that meeting or of the next succeeding meeting, shall be conclusive evidence of the matters in them. Until the contrary is proved every meeting for which minutes have been so made and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

Written Resolutions and Electronic Consent

23.

Subject to the following sentence, a written resolution signed by the holders of not less than 90 per cent. of the aggregate principal amount of the Bonds for the time being outstanding (“Written Resolution”) may be contained in one document or in several documents in like form, each signed by or on behalf of one or more Bondholders.

For so long as the Bonds are in the form of a Global Certificate registered in the name of any nominee for one or more of Euroclear, Clearstream or another clearing system, then, in respect of any resolution proposed by the Issuer or the Trustee:

23.1

where the terms of the proposed resolution have been notified to the Bondholders through the relevant clearing system(s), each of the Issuer and the Trustee shall be entitled to rely upon approval of such resolution proposed by the Issuer or the Trustee (as the case may be) given by way of electronic consents communicated through the electronic communications systems of the relevant clearing system(s) in accordance with their operating rules and procedures by or on behalf of the holders of not less than 90 per cent. of the aggregate principal amount of the Bonds for the time being outstanding (“Electronic Consent”). None of the Issuer, or the Trustee shall be liable or responsible to anyone for such reliance; and

23.2

where Electronic Consent is not being sought, for the purpose of determining whether a Written Resolution has been validly passed, the Issuer and the Trustee shall be entitled to rely on consent or instructions given in writing directly to the Issuer and/or the Trustee, as the case may be (a) by accountholders in the clearing system with entitlements to such Global Certificate and/or (b) where the accountholders hold any such entitlement on behalf of another person, on written consent from or written instruction by the person identified by the relevant accountholder as the person for whom such entitlement is held. For the purpose of establishing the entitlement to give any such consent or instruction, the Issuer and the Trustee shall be entitled to rely on any certificate or other document issued by, in the case of (a) above, Euroclear, Clearstream or any other relevant clearing system (the “relevant clearing system”) and, in the case of (b) above, the relevant clearing system and the person identified by the relevant clearing system for the purposes of (b) above. Any resolution passed in such manner shall be binding on all Bondholders, even if the relevant consent or instruction proves to be defective. Any such certificate or other document shall, in the absence of manifest error, be conclusive and binding for all purposes. Any such certificate or other document may comprise any form of statement or print out of electronic records provided by the relevant clearing system (including Euroclear’s EUCLID or Clearstream’s CreationOnline system) in accordance with its usual procedures and in which the accountholder of a particular principal amount of the Bonds is clearly identified together with the amount of such holding. Neither the Issuer nor the Trustee shall be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by any such person and subsequently found to be forged or not authentic.

A Written Resolution and/or Electronic Consent shall take effect as an Extraordinary Resolution. A Written Resolution and/or Electronic Consent will be binding on all Bondholders, whether or not they participated in such Written Resolution and/or Electronic Consent.

Trustee’s Power to Prescribe Regulations

24.

Subject to all other provisions in this Trust Deed, the Trustee may, without the consent of the Bondholders or any other person, prescribe such further regulations regarding the holding of meetings and attendance and voting at them as it in its sole discretion determines including (without limitation) such requirements as the Trustee thinks appropriate to satisfy itself that the persons who purport to make any requisition in accordance with this Trust Deed are entitled to do so and to satisfy itself that persons who purport to attend or vote at a meeting or to sign a Written Resolution or to provide an Electronic Consent are entitled to do so.

SCHEDULE 4

TERMS AND CONDITIONS OF THE BONDS

The following are the terms and conditions substantially in the form in which they (other than the text in italics) will be endorsed on the Certificate issued in respect of the Bonds and referred to in the global certificate relating to the Bonds.

The issue of US$2,000,000,000 in aggregate principal amount of zero coupon Exchangeable Bonds due 2032 (the “Bonds”, which term shall include, unless the context requires otherwise, any further bonds issued in accordance with Condition 18 and consolidated and forming a single series therewith) of Baidu, Inc. (the “Issuer”) was authorised by a resolution of the board of directors of the Issuer passed on February 18, 2025. The Bonds are constituted by a trust deed (as amended and/or supplemented from time to time, the “Trust Deed”) dated on or about March 12, 2025 (the “Issue Date”) between the Issuer and The Bank of New York Mellon, London Branch as trustee for itself and the Holders of the Bonds (the “Trustee”, which term shall, where the context so permits, include all other persons or companies for the time being acting as trustee or trustees under the Trust Deed). The Issuer will enter into a paying, exchange and transfer agency agreement dated on or about the Issue Date (as amended and/or supplemented from time to time, the “Agency Agreement”) between the Issuer, the Trustee, The Bank of New York Mellon, London Branch as principal paying agent, principal exchange agent and principal transfer agent (in such capacities collectively the “Principal Agent”, which expression shall include its successor(s)), The Bank of New York Mellon SA/NV, Dublin Branch as registrar (the “Registrar”, which expression shall include its successor(s)) and the other paying agents, exchange agents and transfer agents appointed under it (each a “Paying Agent”, an “Exchange Agent” or, as the case may be, a “Transfer Agent” (which expressions shall, in each case, include their respective successor(s) and any other agent appointed in such capacity in connection with the Bonds) and, together with the Registrar and the Principal Agent, the “Agents”) relating to the Bonds. References herein to each of the “Paying Agent”, the “Exchange Agent” and the “Transfer Agent” each include the Principal Agent. References to the “Principal Agent”, the “Registrar” and the “Agents” below are references to the principal agent, registrar and agents for the time being for the Bonds. These terms and conditions of the Bonds (the “Conditions”) include summaries of, and are subject to, the detailed provisions of the Trust Deed. The “Holders” or “Bondholders”, in each case as defined below, are entitled to the benefit of, and are bound by, and are deemed to have notice of, all the provisions of the Trust Deed and are deemed to have notice of those provisions of the Agency Agreement applicable to them. Copies of the Trust Deed and the Agency Agreement (i) are available for inspection by the Holders at all reasonable times during normal business hours (9:00 a.m. to 3:00 p.m., Monday to Friday other than public holidays) at the principal office for the time being of the Trustee (being at the date hereof at 160 Queen Victoria Street, London EC4V 4LA, United Kingdom) or (ii) may be provided by email to any Bondholder, in each case following prior written request and proof of holding and identity to the satisfaction of the Trustee or the Principal Paying Agent.

All capitalised terms that are not defined in the Conditions will have the meanings given to them in the Trust Deed.

1.	STATUS

The Bonds constitute direct, unconditional, unsubordinated and (subject to Condition 4(A)) unsecured obligations of the Issuer and shall at all times rank pari passu and without any preference or priority among themselves. The payment obligations of the Issuer under the Bonds shall, save for such exceptions as may be provided by mandatory provisions of applicable law, at all times rank at least equally with all of its other present and future unsecured and unsubordinated obligations.

2.	FORM, DENOMINATION AND TITLE

2.1

Form and Denomination: The Bonds will be issuable only in registered form and in the denomination of US$200,000 each and integral multiples of US$100,000 in excess thereof. A certificate (each a “Certificate”) will be issued to each Holder in respect of its registered holding of Bonds. Each Certificate will have an identifying number which will be recorded on the relevant Certificate and in the register of Holders which the Issuer will procure to be kept by the Registrar pursuant to the Agency Agreement (the “Register”).

2.2

Title: The Bonds will be registered instruments, title to which will pass only by registration in the Register. The Holder of any Bond will, except as ordered by a court of competent jurisdiction or as otherwise required by law, be treated as the absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in or any writing (other than the endorsed form of transfer) on, or the theft or loss of, the Certificate issued in respect of it), and none of the Issuer, the Trustee or any Agent thereof shall be affected by notice to the contrary and no person shall be liable for so treating the holder. In these Conditions, “Bondholder” and, in relation to a Bond, “Holder” mean the person in whose name a Bond is registered on the Register.

Upon issue, the Bonds will be represented by a global certificate (the “Global Certificate”) registered in the name of a nominee of, and deposited with, a common depositary for Euroclear Bank SA/NV and Clearstream Banking S.A. These terms and conditions are modified by certain provisions contained in the Global Certificate.

Except in the limited circumstances described in the Global Certificate, owners of interests in Bonds represented by the Global Certificate will not be entitled to receive definitive Certificates in respect of their individual holdings of Bonds. The Bonds are not issuable in bearer form.

3.	TRANSFERS OF BONDS; ISSUE OF CERTIFICATES

3.1

Transfers: Subject to this Condition, Condition 3(D) and the terms of the Agency Agreement, a Bond may be transferred by delivering to the specified office of the Registrar or any Transfer Agent the Certificate issued in respect of that Bond duly endorsed, accompanied by a form of transfer duly completed and signed. No transfer of a Bond will be valid unless and until entered on the Register. The Registrar and any Transfer Agent may decline to effect any transfer of a Bond (i) during the period of 15 days ending on (and including) the due date for any payment of the principal of, and the premium (if any) on, such Bonds or (ii) in respect of which an Exchange Notice (as defined in Condition 7(B)) has been delivered in accordance with Condition 7(B) or a Put Exercise Notice (as defined in Condition 10(E)) has been delivered in accordance with Condition 10(E) or (iii) after the Bond has been tendered by the Holder in accordance with Condition 10(F) or (iv) during the period of 15 days ending on (and including) the Record Date (as defined in Condition 9(A)).

Transfers of interests in the Bonds evidenced by the Global Certificate will be effected in accordance with the rules of the relevant clearing systems.

3.2

Delivery of New Certificates: Each new Certificate to be issued on transfer of a Bond will, within five business days of receipt by the Registrar or the relevant Transfer Agent of the original Certificate and the form of transfer on the back of such Certificate duly completed and signed, be made available for collection at the specified office of the Registrar or such Transfer Agent or, if so requested in the form of transfer, be mailed by uninsured mail at the risk of the Holder entitled to the Bonds (but free of charge to the holder and at the Issuer’s expense) to the address specified in the form of transfer. Where some but not all the Bonds in respect of which a Certificate is issued are to be transferred, exchanged for Shares or redeemed, a new Certificate in respect of the Bonds not so transferred, exchanged or redeemed will, within five business days of deposit or surrender of the original Certificate with or to the Registrar or the relevant Transfer Agent, be made available for collection at the specified office of the Registrar or such other relevant Transfer Agent or, if so requested in the form of transfer, be mailed by uninsured mail at the risk of the Holder of the Bonds not so transferred, exchanged or redeemed to the address of such Holder appearing on the Register.

3.3

Formalities Free of Charge: No service charge shall be made for any registration of transfer of Bonds but the Issuer, the Registrar or any of the Transfer Agents may require payment (or such indemnity and/or security and/or pre-funding as the Issuer or the relevant Agent may require) of a sum sufficient to cover any taxes, duties or other governmental charges that may be imposed in relation to such transfer and such transfer shall not be made unless and until the required payment (or indemnity, security and/or pre-funding satisfactory to the Issuer and Agent, as the case may be) described herein is made.

3.4

Regulations: All transfers of Bonds and entries on the Register will be made subject to the detailed regulations concerning transfer of Bonds attached as a schedule to the Agency Agreement. The regulations may be changed by the Issuer, with the prior written approval of the Registrar and the Trustee, or by the Registrar, with the prior written approval of the Trustee. A copy of the current regulations will be mailed or e-mailed by the Registrar to any Holder upon written request and proof of holding and identity satisfactory to the Registrar.

3.5	Legends on the Bonds: Every Bond represented by a Global Certificate or a Definitive Certificate shall bear legends set forth in the Trust Deed.

As used in this Condition 3, “business day” means a day (other than a Saturday, a Sunday or a public holiday) on which commercial banks are generally open for business in the city in which the specified office of the Registrar or the relevant Transfer Agent with which a Certificate is deposited or surrendered in connection with a transfer or exchange or redemption is located.

4.	NEGATIVE PLEDGE AND OTHER COVENANTS

4.1

Negative Pledge: For so long as any Bond remains outstanding (as defined in the Trust Deed) , the Issuer will not create or have outstanding, and the Issuer will ensure that none of its Principal Subsidiaries will create or have outstanding, any Encumbrance upon the whole or any part of their respective present or future undertaking, assets or revenues (including any uncalled capital) securing any Relevant Indebtedness, or create or have outstanding any guarantee or indemnity in respect of any Relevant Indebtedness either of the Issuer or of any of its Principal Subsidiaries, without (x) at the same time or prior thereto securing or guaranteeing the Bonds equally and ratably therewith or (y) providing such other security or guarantee for the Bonds as shall be approved by an act of the Bondholders holding at least a majority of the principal amount of such Bonds then outstanding.

The foregoing restriction will not apply to:

(a)	any Encumbrance arising or already arisen automatically by operation of law which is timely discharged or disputed in good faith by appropriate proceedings;

(b)

any Encumbrance in respect of the obligations of any Person which becomes a Principal Subsidiary or which merges with or into the Issuer or a Principal Subsidiary after March 12, 2025 which is in existence at the date on which it becomes a Principal Subsidiary or merges with or into the Issuer or a Principal Subsidiary; provided that any such Encumbrance was not incurred in anticipation of such acquisition or of such Person becoming a Principal Subsidiary or being merged with or into the Issuer or a Principal Subsidiary;

(c)	any Encumbrance created or outstanding in favor of the Issuer;

(d)

any Encumbrance in respect of Relevant Indebtedness of the Issuer or any Principal Subsidiary with respect to which the Issuer or such Principal Subsidiary has paid money or deposited money or securities with a fiscal agent, trustee or depository to pay or discharge in full the obligations of the Issuer or such Principal Subsidiary in respect thereof (other than the obligation that such money or securities so paid or deposited, and the proceeds therefrom, be sufficient to pay or discharge such obligations in full);

(e)

any Encumbrance created in connection with Relevant Indebtedness of the Issuer or any Principal Subsidiary denominated in Chinese Renminbi and initially offered, marketed or issued primarily to Persons resident in the PRC;

(f)	any Encumbrance created in connection with a project financed with, or created to secure, Non-recourse Obligations; or

(g)

any Encumbrance arising out of the refinancing, extension, renewal or refunding of any Relevant Indebtedness secured by any Encumbrance permitted by the foregoing clause (ii), clause (v), or this clause (vi); provided that such Relevant Indebtedness is not increased beyond the principal amount thereof (together with the costs of such refinancing, extension, renewal or refunding) and is not secured by any additional property or assets.

“Non-recourse Obligation” means indebtedness or other obligations substantially related to (1) the acquisition of assets not previously owned by the Issuer or any of our Subsidiaries or (2) the financing of a project involving the purchase, development, improvement or expansion of properties of the Issuer or any of its Subsidiaries, as to which the obligee with respect to such indebtedness or obligation has no recourse to the Issuer or any of its Subsidiaries or to the Issuer’s or any such Subsidiary’s assets other than the assets which were acquired with the proceeds of such transaction or the project financed with the proceeds of such transaction (and the proceeds thereof).

4.2

Notification to NDRC: The Issuer undertakes to use its reasonable endeavours to file or cause to be filed with the National Development and Reform Commission (the “NDRC”) within the relevant prescribed timeframes after the Issue Date the requisite information and documents in respect of the Bonds in accordance with the Administration Measures for the Examination and Registration of Medium and Long-term Foreign Debt of Enterprises (企業中長期外債審核登記管理辦法（國家發展和改革委員會令第 56號）) (the “Order 56”) issued by the NDRC with effect from 10 February 2023 (the “Post-Issuance Reporting Filings”) and comply with the continuing obligations under Order 56 and any implementation rules as issued by the NDRC from time to time.

4.3

CSRC Filing(s): The Issuer undertakes to use its reasonable endeavours to file or cause to be filed with the CSRC (as defined below) within the relevant prescribed period after the Issue Date the CSRC Filing(s) (as defined below) and comply with the continuing obligations under and any implementation rules as issued by the CSRC from time to time.

4.4

Notification of Completion of the Post-Issuance NDRC Filing and the CSRC Filing(s): The Issuer undertakes to use its reasonable endeavours to complete (i) the post-issuance filing with NDRC (the “Post-Issuance NDRC Filing”) within ten PRC Business Days after the Issue Date in accordance with Order 56 and (ii) the CSRC Filing(s), and within ten PRC Business Days after the completion of the Post-Issuance NDRC Filing and/or the CSRC Filing(s), provide the Trustee with (A) a certificate (substantially in the form scheduled to the Trust Deed) in English signed by two Authorised Signatories (as defined in the Trust Deed) of the Issuer confirming the completion of the Post-Issuance NDRC Filing and/or the CSRC Filing(s); and (B) copies of the relevant documents evidencing the Post-Issuance NDRC Filing (if any) and/or the CSRC Filing(s), each certified in English by two Authorised Signatories of the Issuer as a true and complete copy of the original (the items specified in (A) and (B) together, the “Registration Documents”). In addition, the Issuer undertakes to use its reasonable endeavours to, within five PRC Business Days after the documents comprising the Registration Documents are delivered to the Trustee, give notice to the Bondholders (in accordance with Condition 17) confirming the completion of the Post-Issuance NDRC Filing and/or the CSRC Filing(s).

The Trustee and the Agents shall have no obligation or duty to monitor or ensure that (or otherwise assist with) the Post-Issuance Reporting Filings, the Post-Issuance NDRC Filing and/or the CSRC Filing(s) is filed with the NDRC and/or the CSRC or completed within the prescribed timeframe in accordance with these Conditions and/or any other applicable PRC laws and regulations or to verify the accuracy, validity and/or genuineness of any documents in relation to or in connection with the Post-Issuance Reporting Filings, the Post-Issuance NDRC Filing and/or the CSRC Filing(s) or to give notice to the Bondholders confirming the filing of the Post-Issuance Reporting Filings, the Post-Issuance NDRC Filing and/or the CSRC Filing(s), and shall not be liable to the Issuer, the Bondholders or any other person for not doing so.

4.5

Provision of Information: So long as any Bond remains outstanding, the Issuer shall furnish the Trustee with a Compliance Certificate of the Issuer (on which the Trustee may rely as to such compliance) within 120 days after the end of each fiscal year (beginning with the fiscal year ending on December 31, 2025).

4.6	Other Covenants: The Issuer has, inter alia, undertaken in the Trust Deed that, so long as any Bond remains outstanding:

(a)	it will obtain and/or maintain all applicable consents and approvals which are required for the performance of its obligations under the Bonds and the Trust Deed;

(b)

to use its reasonable endeavours to cause to be made an application for the Bonds to be traded, and to maintain the inclusion of the Bonds for listing on the Open Market segment of the Frankfurt Stock Exchange;

and

(c)

it will notify the Bondholders in accordance with Condition 17 as soon as reasonably practicable after the Issuer has not been an “affiliate” (within the meaning of Rule 144 under the Securities Act) of the Relevant Company for more than three months, and if, at any time thereafter, the Issuer becomes an “affiliate” (within the meaning of Rule 144 under the Securities Act) of the Relevant Company, the Issuer will so notify the Bondholders in accordance with Condition 17 as soon as reasonably practicable.

The Issuer has also given certain other undertakings in the Trust Deed for the protection of the Exchange Rights.

5.	DEFINITIONS

For the purpose of these Conditions, the following words and phrases shall have the following meanings:

“Additional Exchange Property” has the meaning set out in Condition 7(B)(iii);

“ADS” means an American Depositary Share of Trip.com, representing one Share of Trip.com as of the Issue Date (as such deposited property may change from time to time);

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control of more than 50 per cent. with such specified Person;

“Bid Solicitation Agent” means the Issuer or any Person appointed by the Issuer to solicit bids for the Trading Price of the Bonds in accordance with Condition 7(A)(v)(a). The Issuer shall initially act as the Bid Solicitation Agent;

“Capital Distribution” means (a) any distribution of assets in specie charged or provided for in the accounts of a Relevant Company for any financial period (whenever paid or made and however described) (and for these purposes a distribution of assets in specie includes without limitation an issue of shares or other securities credited as fully or partly paid-up (other than Relevant Securities credited as fully paid) by way of capitalisation of reserves); and (b) any cash dividend or distribution of any kind charged or provided for in the accounts of the Relevant Company for any financial period (whenever paid or made and however described);

“Cash Settlement” has the meaning set out in Condition 7(A)(i);

“Cash Settlement Amount” means an amount in US dollars equal to the average of the Value on each Trading Day in the Cash Settlement Calculation Period of the relevant pro rata share of the Exchange Property (calculated on a proportionate basis for each Trading Day in the Cash Settlement Calculation Period) upon exercise of Exchange Rights in respect of the relevant Bonds;

“Cash Settlement Calculation Period” means, with respect to any Bond surrendered for exchange:

•

subject to the immediately succeeding bullet, in case of any exchanges for which the relevant Exchange Date occurs prior to 30th Scheduled Trading Day immediately preceding the Maturity Date, the period of 20 consecutive Trading Days commencing on the sixth Scheduled Trading Day immediately following the Exchange Date;

•

in case of any exchanges for which the relevant Exchange Date occurs on or after the date of Issuer’s call for redemption pursuant to Condition 10(B) or 10(C), as the case may be, and on or prior to the second Scheduled Trading Day prior to the applicable Redemption Date, the period of 20 consecutive Trading Days beginning on, and including, the 24th Scheduled Trading Day immediately preceding the applicable Redemption Date; and

•

in case of any exchanges for which the relevant Exchange Date occurs on or after 30th Scheduled Trading Day immediately preceding the Maturity Date, the period of 20 consecutive Trading Days commencing on the 24th Scheduled Trading Day immediately preceding the Maturity Date.

“Cash Settlement Payment Date” has the meaning set out in Condition 7(A)(i);

“Cash Limit” has the meaning provided in Condition 7(A)(i);

“CCASS” means the Central Clearing and Settlement System of Hong Kong;

“Closing Price” of any Securities for any Trading Day shall be, (i) in respect of the Shares, the price published in the Daily Quotation Sheet published by the Hong Kong Stock Exchange or, as the case may be, the equivalent quotation sheet of an Relevant Exchange for such day; and (ii) in respect of any other Relevant Securities or any other Securities, the price published in the quotation sheet of the stock exchange or other securities market on which such Relevant Securities or any other Securities are principally traded for such day;

“Commission” means the U.S. Securities and Exchange Commission;

“Compliance Certificate” means a certificate of the Issuer substantially in the form scheduled to the Trust Deed signed by any one of their respective Authorised Signatories (as previously notified to the Trustee in writing) that, having made all reasonable enquiries, to the best of the knowledge, information and belief of the Issuer as at a date (the “Certification Date”) not more than five days before the date of the certificate:

(a)

no Event of Default or Potential Event of Default had occurred since the Certification Date of the last such certificate or (if none) the date of the Trust Deed or, if such an event had occurred, giving details of it; and

(b)	the Issuer has complied with all its obligations under the Trust Deed and the Bonds;

“Conditional Exchange Period” has the meaning set out in Condition 7(A)(iv);

“CSRC” means the China Securities Regulatory Commission;

“CSRC Filing Rules” means the Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies (境內企業境外發行證券和上市管理試行辦法) and supporting guidelines issued by the CSRC on 17 February 2023, as amended, supplemented or otherwise modified from time to time;

“CSRC Filing Report” means the filing report of the Issuer in relation to the issuance of the Bonds which will be submitted to the CSRC within the prescribed time period after the Issue Date pursuant to the CSRC Filing Rules;

“CSRC Filing(s)” means any letters, filings, correspondences, communications, documents, responses, undertakings and submissions in any form, including any amendments, supplements and/or modifications thereof, made or to be made to the CSRC, relating to or in connection with the issuance of the Bonds pursuant to the CSRC Filing Rules and other applicable rules and requirements of the CSRC (including, without limitation, the CSRC Filing Report);

“Effective Date” means, in relation to a Rights Issue or any Sub-division, Consolidation or Redenomination or Relevant Adjustment Event, the completion date of such event where cash, Securities and/or other property has been received by and/or credited into the relevant accounts of the person(s) entitled to receive the same, and “Effective Date” in relation to a Make-Whole Event has the meaning set forth in Condition10(I);

“Encumbrance” means, in relation to a person, any mortgage, charge, lien, pledge or other security interest over the whole or any part of the present or future undertaking, assets or revenues (including any uncalled capital) of that person;

“Ex-Dividend Date” means the first date on which the Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Relevant Company or, if applicable, from the seller of the Shares on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market;

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

“Exchange Period” has the meaning set out in Condition 7(A)(iv);

“Exchange Period Start Date” has the meaning set out in Condition 7(A)(iv);

“Exchange Property” has the meaning set out in Condition 7(C);

“Exchange Right” has the meaning set out in Condition 7(A)(i);

“Exchange Business Day” shall mean a day (other than a Saturday, a Sunday or a public holiday) on which commercial banks are generally open for business in the city in which the specified office of the relevant Exchange Agent is located;

“Final Date” means, in relation to any Offer, the date such Offer becomes or is declared unconditional in all respects, provided that as a result of such Offer (including any compulsory acquisition thereafter) the Relevant Securities of all or substantially all holders would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof);

“Hong Kong” means the Hong Kong Special Administrative Region of the People’s Republic of China;

“Hong Kong Stock Exchange” means The Stock Exchange of Hong Kong Limited;

“Market Disruption Event“ means, for the purposes of determining amounts due upon exchange, (1) a failure, in case of Shares, by the Relevant Exchange or, in case of any other Relevant Security, by the stock exchange or other securities market on which such Relevant Security is principally traded, to open for business during its regular trading session or (ii) the occurrence or existence prior to 1 p.m. at the location of such venue, on any Scheduled Trading Day for Shares or Relevant Security (as the case may be) for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by such venue or otherwise) in the Shares or Relevant Security (as the case may be) or in any options contracts or futures contracts relating to the Shares or Relevant Security (as the case may be).

“Non-listed Subsidiaries” means the Subsidiaries other than (i) any Subsidiaries with shares of common stock or other common equity interests listed or admitted to trading on an internationally recognized stock exchange; and (ii) any Subsidiaries of any Subsidiary referred to in clause (i) of this definition.

“Offer” means a publicly announced offer to the holders of any Relevant Securities comprising Exchange Property, whether expressed as a legal offer, an invitation to treat or in any other way, in circumstances where such offer is available to all holders of the applicable Relevant Securities or all or substantially all such holders other than any holder who is, or is connected with, or is deemed to be acting in concert with, the person making such offer or to whom, by reason of the laws of any territory or requirements of any recognised regulatory body or any stock exchange in any territory, it is determined not to make such an offer;

“Payment Business Day” means a day (other than a Saturday, a Sunday or a public holiday) on which commercial banks and foreign exchange markets are generally open for business in the city in which the specified office of the Principal Agent is located and on which commercial banks and foreign exchange markets are open for business in Hong Kong and, in the case of the surrender of a Certificate, in the place where the Certificate is surrendered;

“Permitted Exchange” means the Hong Kong Stock Exchange, the New York Stock Exchange, The Nasdaq Global Select Market, The Nasdaq Global Market, The Nasdaq Capital Market, London Stock Exchange or any principal stock exchange or securities market as shall have been approved by an Extraordinary Resolution;

“Person” includes any individual, company, corporation, firm, partnership, joint venture, undertaking, association, organisation, trust, state, or agency of a state (in each case whether or not being a separate legal entity) but does not include the Issuer’s directors or any other governing board and does not include the Issuer’s wholly-owned direct or indirect Subsidiaries;

“Physical Settlement Election” has the meaning set out in Condition 7(A)(ii);

“Physical Settlement Election Date” has the meaning set out in Condition 7(A)(ii);

“Physical Settlement Election Notice” has the meaning provided in Condition 7(A)(ii);

“PRC Business Day” means a day (other than a Saturday, Sunday or public holiday) on which commercial banks are generally open for business in Beijing, the PRC;

“Prevailing Rate” means, in respect of any two currencies on any day, the spot rate of exchange between such currencies prevailing as at or about 12 : 00 noon (Hong Kong time) on that date as appearing on or derived from the Relevant Page or, if such a rate cannot be determined at such time, the rate prevailing as at or about 12 : 00 noon (Hong Kong time) on the immediately preceding day on which such rate can be so determined, in each case, as notified in writing by the Issuer to the Trustee and the relevant Agent(s) on the date of determination of the Prevailing Rate or any other amount calculated using the Prevailing Rate(s), as the case may be;

“Principal Subsidiary” means any Non-listed Subsidiary of the Issuer:

(a)	as to which one or more of the following conditions is/are satisfied:

(i)

its total revenue or (in the case of one of the Subsidiaries of the Issuer which has one or more Subsidiary) consolidated total revenue attributable to the Issuer is at least 10% of the consolidated total revenue of the Issuer;

(ii)

its net profit or (in the case of one of the Subsidiaries of the Issuer which has one or more Subsidiaries) consolidated net profit attributable to the Issuer (in each case before taxation and exceptional items) is at least 10% of the consolidated net profit of the Issuer (before taxation and exceptional items); or

(iii)

its net assets or (in the case of one of the Subsidiaries of the Issuer which has one or more Subsidiaries) consolidated net assets attributable to the Issuer (in each case after deducting minority interests in Subsidiaries) are at least 10% of the consolidated net assets of the Issuer (after deducting minority interests in Subsidiaries);

all as calculated by reference to the then latest audited financial statements (consolidated or, as the case may be, unconsolidated) of the Subsidiary of the Issuer and the then latest audited consolidated financial statements of the Issuer; provided that, in relation to clauses (i), (ii) and (iii) above:

(A)

in the case of a corporation or other business entity becoming a Non-listed Subsidiary after the end of the financial period to which the latest consolidated audited accounts of the Issuer relate, the reference to the then latest consolidated audited accounts of the Issuer and its Non-listed Subsidiaries for the purposes of the calculation above shall, until the consolidated audited accounts of the Issuer for the financial period in which the relevant corporation or other business entity becomes a Non-listed Subsidiary are issued, be deemed to be a reference to the then latest consolidated audited accounts of the Issuer and its Subsidiaries adjusted to consolidate the latest audited accounts (consolidated in the case of a Non-listed Subsidiary which itself has Non-listed Subsidiaries) of such Non-listed Subsidiary in such accounts;

(B)

if at any relevant time in relation to the Issuer or any Non-listed Subsidiary which itself has Non-listed Subsidiaries, no consolidated accounts are prepared and audited, total revenue, net profit or net assets of the Issuer and/or any such Non-listed Subsidiary shall be determined on the basis of pro forma consolidated accounts prepared for this purpose by or on behalf of the Issuer;

(C)

if at any relevant time in relation to any Non-listed Subsidiary, no accounts are audited, its net assets (consolidated, if appropriate) shall be determined on the basis of pro forma accounts (consolidated, if appropriate) of the relevant Non-listed Subsidiary prepared for this purpose by or on behalf of the Issuer; and

(D)

if the accounts of any Non-listed Subsidiary (not being a Non-listed Subsidiary referred to in proviso (1) above) are not consolidated with the accounts of the Issuer, then the determination of whether or not such Non-listed Subsidiary is a Principal Subsidiary shall be based on a pro forma consolidation of its accounts (consolidated, if appropriate) with the consolidated accounts of the Issuer (determined on the basis of the foregoing); or

(b)

to which is transferred all or substantially all of the assets of a Subsidiary which immediately prior to the transfer was a Principal Subsidiary; provided that, with effect from such transfer, the Subsidiary which so transfers its assets and undertakings shall cease to be a Principal Subsidiary (but without prejudice to paragraph (a) above) and the Subsidiary to which the assets are so transferred shall become a Principal Subsidiary;

“Relevant Company” means Trip.com, and any corporation or company derived from or resulting or surviving from the merger, consolidation, amalgamation, reconstruction or acquisition of Trip.com with, into or by such other corporation or company, and any other entity, all or part of the share capital of which is, or all or some of the Securities are, at the relevant time included in the Exchange Property;

“Relevant Exchange” means a Permitted Exchange on which the Relevant Security is listed or admitted to trading;

“Relevant Event” has the meaning set out in Condition 10(F);

“Relevant Indebtedness” means any indebtedness which is in the form of, or represented or evidenced by, bonds, notes, debentures, loan stock or other securities which for the time being are, or are intended to be or are commonly, quoted, listed or dealt in or traded on any stock exchange or over-the-counter or other securities market;

“Relevant Page” means the relevant page on Bloomberg or, if there is no such page, on Reuters or such other information service provider that displays the relevant information, in each case, as notified in writing by the Issuer to the Trustee and the relevant Agent(s) on the date of determination of the Prevailing Rate;

“Relevant Securities” means Securities included in the Exchange Property from time to time, and “Relevant Security” shall be read accordingly;

“Restricted Relevant Securities” means Relevant Securities that are “restricted securities” (within the meaning of Rule 144 under the Securities Act) and are not freely transferable under the Securities Act (other than by a holder who is not, and was not within the prior three months, an “affiliate” (within the meaning of Rule 144) of the Relevant Company);

“Securities” means shares or other securities (including without limitation any options, warrants, convertible bonds, evidence of indebtedness or rights to subscribe or purchase shares or other Securities);

“Securities Act” means the United States Securities Act of 1933 (as it may be amended);

“Settlement Date” means, in the case of the exercise of Exchange Rights where Physical Settlement Election is made, the date falling 5 Exchange Business Days after the relevant Physical Settlement Election Date; provided that in the event that a relevant Bondholder is entitled to receive Additional Exchange Property, the Settlement Date shall then be the later of (i) 5 Exchange Business Days after the relevant Physical Settlement Election Date and (ii) 5 Exchange Business Days after the Effective Date, further provided that if any Exchange Date occurs on or after the Record Date immediately preceding the Maturity Date, the Settlement Date in respect of the relevant exchanges on such Exchange Date shall be the Maturity Date. If the Exchange Property deliverable upon exchange includes any Shares listed on the Hong Kong Stock Exchange that, as of the applicable Exchange Date are recorded in the name of the Issuer on the Relevant Company’s register maintained in the Cayman Islands, a day on which banking institutions in Hong Kong or the Cayman Islands are authorized or obligated by law or executive order to close shall not be considered an “Exchange Business Day”;

“Shares” means ordinary shares of par value US$0.00125 each in the issued share capital of Trip.com or shares of any class or classes resulting from any subdivision, consolidation or reclassification of those shares, which as between themselves have no preference in respect of dividends nor of amounts payable in the event of any voluntary or involuntary liquidation or dissolution of Trip.com;

“Scheduled Trading Day” means a day that is scheduled to be a Trading Day on the Relevant Exchange on which the Shares are listed or admitted for trading. If the Shares are not so listed or admitted for trading, “Scheduled Trading Day” means a Business Day in Condition 7.

“Specified Date” means, in respect of any Offer, the fifteenth day following that on which such Offer was made, or where such Offer is open for less than 15 days the final date for acceptance of such Offer, which, if such Offer is extended prior to such final date, shall be the final date for acceptance of such extended Offer;

“Subsidiary” of any person means (a) any company or other business entity of which that person owns or controls (either directly or through one or more other Subsidiaries) more than 50 per cent. of the issued share capital or other ownership interest having ordinary voting power to elect directors, managers or trustees of such company or other business entity, or (b) any company or other business entity which at any time has its accounts consolidated with those of that person or which, under the law, regulations or generally accepted accounting principles of the jurisdiction of incorporation of such person from time to time, should have its accounts consolidated with those of that person;

“Total Equity” as of any date, means the total equity attributable to the Issuer’s shareholders on a consolidated basis determined in accordance with U.S. GAAP, as shown on the consolidated balance sheet of the Issuer for the most recent fiscal quarter;

“Trading Day” means (i) in respect of the Shares, a day (other than a Saturday or Sunday) on which the Relevant Exchange is open for business provided that for the purposes of any calculation where a Closing Price is required, if no Closing Price in respect of the Shares is reported for one or more consecutive Trading Days, such day or days will be disregarded in any relevant calculation and shall be deemed not to have been Trading Days when ascertaining any period of Trading Days; and (ii) in respect of any other Relevant Securities or any other Securities, a day (other than a Saturday or Sunday) on which the stock exchange or other securities market on which such Relevant Securities or any other Securities are principally traded is open for business provided that for the purposes of any calculation where a Closing Price is required, if no Closing Price in respect of such Relevant Security or other Security is reported for one or more consecutive Trading Days, such day or days will be disregarded in any relevant calculation and shall be deemed not to have been Trading Days when ascertaining any period of Trading Days, and in each case (i) and (ii) further provided that for the purposes of determining amounts due upon exchange only, “Trading Day” means a day on which (x) there is no Market Disruption Event and (y) in case of Shares, trading in Shares generally occurs on the Relevant Exchange, and in case of any other Relevant Security, trading in such Relevant Security generally occurs on the Relevant Exchange on which such Relevant Security is principally traded; if the Shares are not traded on the Relevant Exchange or such Relevant Security is not so traded, “Trading Day” means an Exchange Business Day;

“Trading Price” means, with respect to the Bonds and any date of determination, expressed per US$100,000 of the Bonds, the average of the secondary market bid quotations obtained by the Bid Solicitation Agent for US$5,000,000 principal amount of Bonds at approximately 3:30 p.m., Hong Kong time, on such determination date from three independent recognized securities dealers the Issuer selects for this purpose; provided that if three such bids cannot reasonably be obtained by the Bid Solicitation Agent but two such bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Bid Solicitation Agent, that one bid shall be used. If the Bid Solicitation Agent cannot reasonably obtain at least one bid for US$5,000,000 principal amount of Bonds from an independent recognized securities dealer on any determination date, then the Trading Price per US$100,000 principal amount of Bonds on such determination date shall be deemed to be less than 98% of the Value of the portion of the Exchange Property attributable to US$100,000 principal amount of the Bonds (disregarding for the purpose of such calculation the proviso below the definition of the “Value”);

“Transfer Restrictions” means, with respect to Securities, any condition to or restriction on the ability of the holder of the Securities to sell, assign, convert, pledge or otherwise transfer, or to grant security interest over, the Securities, or to enforce the provisions of any document related thereto whether set forth in such property itself or in any document related thereto, arising under:

(a)	any laws applicable to the Securities or the holder thereof; or

(b)	any contract or agreement to which the transferor thereof is a party or that is binding on the Securities,

including:

(i)	any limitations on the type or status, financial or otherwise, of any purchaser, pledgee, assignee or transferee of such Securities;

(ii)

any requirement of the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document of any person to the Issuer or any registrar or transfer agent for the Securities, prior to the sale, pledge, assignment, conversion or other transfer of such Securities;

(iii)	any registration or qualification requirement or prospectus delivery requirement for the Securities (including any such requirement arising under the Securities Act); and

(iv)	any legend or other notification appearing on any certificate representing such securities to the effect that any such condition or restriction exists;

“Trip.com” means Trip.com Group Limited, whose Shares are currently listed on the Hong Kong Stock Exchange (stock code: 9961);

“Value”, in respect of the Exchange Property on any day, shall be the aggregate of:

(A)	the value of publicly traded Securities included in the Exchange Property that are listed or admitted to trading on a Permitted Exchange, which shall be:

(a)

on any Trading Day, in respect of a Share if Shares remain listed or admitted to trading on the Hong Kong Stock Exchange, the volume weighted average price of a Share on the Hong Kong Stock Exchange published by or derived from Bloomberg page for such Share on page “9961 HK EQUITY VWAP” (or any equivalent successor ticker or page, if such page is not available) on such day, and

(b)

on any Trading Day, in respect of any such other Relevant Security, the volume weighted average price as obtained or derived from such stock exchange or other securities market on which such Relevant Security is principally traded for one such Relevant Security on such day, in each case, converted (if necessary) into US dollars at the Prevailing Rate on such day; and

(B)

the value of all other assets and of publicly traded Relevant Securities for which a value cannot be determined pursuant to (1) above of this definition included in the Exchange Property, which shall be deemed to be the value on such day (converted (if necessary) into US dollars as aforesaid) as certified by an independent investment bank (in the case of Securities) or independent appraiser (in the case of other assets (other than cash)) of international repute selected by the Issuer and notified in writing to the Trustee. The Trustee shall not be responsible for or under any obligation to appoint such independent investment bank or independent appraiser and shall have no responsibility or liability for verifying any calculation, determination, certification, advice or opinion made, given or reached by it; and

(C)	the value of cash shall be deemed to be the amount thereof (converted (if necessary) into US dollars as aforesaid),

provided that if on any day any such publicly traded Securities are quoted on the Relevant Exchange or, as the case may be, such stock exchange or other Securities market as aforesaid cum any dividend or other entitlement, or any assets or publicly traded Securities the Value of which is to be determined pursuant to (2) above have the benefit of, or are entitled to, or carry the right to, any dividend or other entitlement, in any such case which a Bondholder would not be entitled to pursuant to these Conditions on exercising Exchange Rights on the last day permitted pursuant to these Conditions (disregarding for this purpose any Physical Settlement Election), then the Value of any such assets or publicly traded Securities on such day shall be reduced by an amount equal to the gross amount of any such dividend or other cash entitlement or, as the case may be, the Value (as determined by an independent investment bank as aforesaid) of any entitlement or dividend where that is other than cash.

6.	INTEREST

The Bonds are zero coupon and do not bear interest unless, where such Bond is redeemed or repaid pursuant to Condition 10 or Condition 12, from the due date for redemption or repayment thereof, upon due presentation thereof, payment of principal and premium (if any) is improperly withheld or refused. In such event, such unpaid amount shall bear interest at the rate of 1.00% per cent. per annum (both before and after judgment) until whichever is the earlier of (a) the day on which all sums due in respect of such Bond up to that day are received by or on behalf of the relevant Bondholder, and (b) the day falling seven days after the Trustee or the Principal Agent has notified Bondholders of receipt of all sums due in respect of all the Bonds up to that seventh day (except to the extent that there is failure in the subsequent payment to the relevant Bondholder under these Conditions).

7.	EXCHANGE RIGHT

7.1	Exchange Period, Exchange Rights and Physical Settlement Election

(a)

Subject to the right of the Issuer to make a Physical Settlement Election, each Bondholder has the right, subject to any applicable laws and regulations and in the manner described below, to exchange a Bond at any time during each Exchange Period referred to below for the Cash Settlement Amount in respect of a pro rata share of the Exchange Property as at the relevant Exchange Date (the “Cash Settlement”). Notwithstanding anything to the contrary, a Bondholder may exchange fewer than all of such Bondholder’s Bonds only as long as the Bonds exchanged have an aggregate principal amount of US$200,000 or an integral multiple of US$100,000 in excess thereof.

(b)

If as of such Exchange Date, the conditions set forth in Condition 7(N) are met, the Issuer may make an election (a “Physical Settlement Election”) by giving notice (a “Physical Settlement Election Notice”) to the relevant exchanging Bondholder by not later than the date (the “Physical Settlement Election Date”) falling five Scheduled Trading Days following the relevant Exchange Date, with a copy to the Trustee, the Principal Agent and the Registrar, to satisfy the exercise of the Exchange Right in respect of the relevant Bonds, in whole or in part, by delivering, or procuring that delivery is made, to the relevant Bondholder of the pro rata share of the Exchange Property, together with any other amounts payable by the Issuer to such Bondholder pursuant to these Conditions in respect of, or relating to, the relevant exercise of Exchange Rights, and where in part, by specifying in the Physical Settlement Election Notice either (a) the principal amount of the Bonds the exercise of the Exchange Right remains to be satisfied by Cash Settlement (a “Principal Limit”), or (b) a maximum amount in US dollars the exercise of the Exchange Right remains to be satisfied by Cash Settlement (a “Cash Limit”); provided that (A) in case of any exchanges for which the relevant Exchange Date occurs on or after the date of the Issuer’s call for redemption pursuant to Condition 10(B) or10(C), as the case may be, and prior to the applicable Redemption Date, the Issuer shall specify any Physical Settlement Election (and where in part, an election of a Principal Limit or a Cash Limit, as the case may be) in the Optional Redemption Notice or a notice of Issuer’s call for redemption pursuant to Condition 10(C), respectively, and (B) in case of any exchanges for which the relevant Exchange Date occurs on or after 30th Scheduled Trading Day immediately preceding the Maturity Date, the Issuer shall specify any Physical Settlement Election (and where in part, an election of a Principal Amount or a Cash Limit, as the case may be), by notice to all Bondholders, with a copy to the Trustee, the Principal Agent and the Registrar no later than such 30th Scheduled Trading Day immediately preceding the Maturity Date. For a Physical Settlement Election to be made with respect to exchanges referenced in the immediately preceding sentence, the Condition 7(N) shall be met as of the applicable date of the Issuer’s notice to the Bondholders and, in good faith, expected by the Issuer at that time to be met throughout the applicable Exchange Period. Where the Physical Settlement Election notice is made to satisfy the exercise of the Exchange Right in respect of the relevant Bonds in whole, it shall be referred to as “Physical Settlement”, and where the same is made to satisfy the exercise of the Exchange Right in respect of the Relevant Bonds in part, it shall be referred to as “Combination Settlement”. Each of Cash Settlement, Physical Settlement and Combination Settlement shall be referred to as a “Settlement Method”. If the Issuer does not timely elect a Settlement Method in respect of any Exchange Date, the Issuer will no longer have the right to elect Physical Settlement or Combination Settlement in respect of such Exchange Date, and Cash Settlement shall apply.

Notwithstanding the foregoing, if, in respect of an exchange on an Exchange Date for which the Issuer has validly made a Physical Settlement Election pursuant to this Condition 7(A)(ii), the conditions set forth in Condition 7(N) are no longer met as of the Settlement Date scheduled hereunder for such exchange, Cash Settlement shall be deemed applicable to such exchange notwithstanding any prior Physical Settlement Election, provided that (1) instead of the actual Exchange Date, the scheduled Settlement Date for such exchange shall be deemed the “Exchange Date” for all purposes hereof, and (2) the Issuer shall give a notice to the exchanging Bondholder, with a copy to the Trustee, the Principal Agent and the Registrar, as soon as reasonably practicable after the Issuer becomes aware that the conditions set forth in Condition 7(N) will no longer be met as of the scheduled Settlement Date, and in no event later than such scheduled Settlement Date.

If a Cash Limit is applicable, then the proportion of Exchange Property subject to the Cash Settlement shall be equal to the number of Shares (or, if not available, any Relevant Security) represented by the Cash Limit divided by the Cash Settlement Amount attributable to a Share (or, if not available, any applicable Relevant Security) rounded down to the nearest whole number. The Cash Settlement Amount payable for the purposes of this Condition7(A)(ii) where a Cash Limit is applicable shall be equal to the Cash Settlement Amount attributable to a Share or a Relevant Security multiplied by the number of Shares or such Relevant Securities indicated in the foregoing sentence, as the case may be. Any remaining pro rata share of the Exchange Property shall be delivered pursuant to Condition 7(B)(ii) and Condition 7(B)(iii) as if Physical Settlement applies.

A Physical Settlement Election Notice shall be irrevocable.

All exchanges for which the relevant Exchange Date occurs on or after the date of the Issuer’s call for redemption pursuant to Condition 10(B) or 10(C), as the case may be, and prior to the applicable Redemption Date and all exchanges for which the relevant Exchange Date occurs on or after 30th Scheduled Trading Day immediately preceding the Maturity Date, will respectively be settled using the same Settlement Method (including, where the Combination Settlement applies, the same election of a Principal Limit or a Cash Limit, as the case may be). Except for any exchanges for which the relevant Exchange Date occurs on or after the date of the Issuer’s call for redemption pursuant to Condition 10(B) or 10(C), as the case may be, and prior to the applicable Redemption Date and any exchanges for which the relevant Exchange Date occurs on or after 30th Scheduled Trading Day immediately preceding the Maturity Date, the Issuer will use the same Settlement Method for all exchanges with the same Exchange Date, but will not have any obligation to use the same Settlement Method with respect to exchanges with different Exchange Dates.

The Issuer shall pay, or procure that payment is made of, the Cash Settlement Amount, together with any other amount as aforesaid, by not later than five Payment Business Days following the last day of the Cash Settlement Calculation Period (the “Cash Settlement Payment Date”) by transfer to a US dollar account maintained by the payee in accordance with instructions contained in the relevant Exchange Notice.

(c)

If a Bondholder would otherwise have been entitled to receive, in respect of the exercise of Exchange Rights, any Additional Exchange Property pursuant to Condition 7(B)(iii) in circumstances where it is not reasonably practicable for the Issuer to deliver such Additional Exchange Property, the Issuer shall, in lieu of delivering such Additional Exchange Property, pay to the relevant Bondholder an amount (the “Further Amount”) equal to the Value of such Additional Exchange Property as at the date on which the relevant adjustment to the Exchange Property is or would be effective (the “Change Date”), and the Issuer shall pay such Further Amount, or procure that such Further Amount is paid, to the Bondholder by transfer to a US dollar account maintained by the payee in accordance with the instructions given by such Bondholder in the relevant Exchange Notice by not later than the later of (a) the date falling five Payment Business Days after the Change Date, and (b) the relevant Cash Settlement Payment Date in accordance with the instructions given by the relevant Bondholder in the relevant Exchange Notice, provided that where a Cash Limit is applicable then any Additional Exchange Property shall be delivered to the Bondholder pursuant to Condition 7(B)(iii). The right of a Bondholder to exchange a Bond for payment of the Cash Settlement Amount (or, as the case may be, exchange a Bond for Exchange Property) is herein referred to as the “Exchange Right”. Upon the exchange of a Bond for payment of the Cash Settlement Amount (or, as the case may be, the exchange of a Bond for Exchange Property), the right of the exchanging Bondholder to payment or repayment of any amount of principal or premium (if any) of the Bond to be exchanged shall be extinguished and released upon such payment (or, as the case may be, upon delivery of the relevant pro rata share of the Exchange Property) as provided in this Condition 7.

(d)

Bondholders may not exercise Exchange Rights prior to the first anniversary of March 12, 2025 except (and solely except) as set forth in the next sentence. If an Event of Default has occurred and is continuing, a Bondholder may surrender for exchange all or any portion of the Bonds at any time. Subject to and upon compliance with the provisions of this Condition 7, Bondholders shall be entitled to exercise Exchange Rights (A) subject to satisfaction of the conditions described in paragraph (v) below, at any time on or after the first anniversary of March 12, 2025 (the “Exchange Period Start Date”) to the close of business on the Exchange Business Day immediately preceding September 12, 2031 under the circumstances and during the periods set forth in paragraph (v) below (such period, the “Conditional Exchange Period”), and (B) regardless of the conditions described in paragraph (v) below, on or after September 12, 2031 and prior to the close of business on the second Scheduled Trading Day immediately preceding the Maturity Date (or, if such date shall not be a business day at the place where the Certificate representing the Bond is to be delivered, the immediately preceding business day at such place). The periods during which Bondholders shall be entitled to exercise Exchange Rights pursuant to these Conditions are referred to as the “Exchange Periods”, and each such period as an “Exchange Period”.

Subject to Condition 7(B), the Exchange Right in respect of any Bond in relation to which the conditions required for exchange have not been satisfied by the relevant Bondholder by the close of business on the second Scheduled Trading Day (or, if such date shall not be a business day at the place where the Certificate representing such Bond has been delivered in connection with the exercise of the Exchange Right, on the immediately preceding business day at such place) prior to any date for redemption thereof pursuant to Condition 10 below shall, save as provided below, thereupon terminate.

Notwithstanding the provisions of the foregoing paragraphs of this Condition7(A)(iv), if (a) the Issuer shall default in making payment in full in respect of any Bond which shall have been called for redemption on the date fixed for redemption thereof, (b) any Bond has become due and repayable prior to the Maturity Date by reason of the occurrence of any of the events referred to in Condition 12 or (c) any Bond is not redeemed on the Maturity Date in accordance with Condition 10, the Exchange Right attaching to such Bond will revive and/or will continue to be exercisable up to, and including, the close of business (at the place where the Certificate evidencing such Bond is deposited for exchange) on the date upon which the full amount of the moneys payable in respect of such Bond have been duly received by the Principal Agent or the Trustee and notice of such receipt has been duly given to the Bondholders and, notwithstanding the provisions of this Condition 7, any Bond in respect of which the Certificate and Exchange Notice are deposited for exchange prior to such date shall be exchanged on the relevant Exchange Date (as defined in Condition 7(B)(i)) notwithstanding that the full amount of the moneys payable in respect of such Bond shall have been received by the Principal Agent or the Trustee before such Exchange Date or that the Exchange Period may have expired before such Exchange Date.

(e)

(i)

During the Conditional Exchange Period, (1) a Bondholder may surrender all or any portion of its Bonds for exchange at any time during the five Exchange Business Day period immediately after any five consecutive Trading Day period (the “Measurement Period”) in which the Trading Price per US$100,000 principal amount of Bonds, as determined following a request by a Bondholder in accordance with this sub-paragraph (v)(a), for each Trading Day of the Measurement Period was less than 98% of the Value of the portion of the Exchange Property attributable to US$100,000 principal amount of the Bonds (disregarding for the purpose of such calculation the proviso below the definition of the “Value”) on each such Trading Day. The Trading Prices shall be determined by the Bid Solicitation Agent pursuant to this sub-paragraph (v)(a) and the definition of Trading Price. The Issuer shall provide written notice to the Bid Solicitation Agent (if other than the Issuer) of the three independent recognized securities dealers selected by the Issuer pursuant to the definition of “Trading Price”, along with a direction to solicit bids and appropriate contact information for each, and the Issuer shall direct those securities dealers to provide bids to the Bid Solicitation Agent. The Bid Solicitation Agent (if other than the Issuer) shall have no obligation to determine the Trading Price per US$100,000 principal amount of Bonds unless the Issuer has requested such determination in writing, and the Issuer shall have no obligation to make such request (or, if the Issuer is acting as Bid Solicitation Agent, the Issuer shall have no obligation to determine the Trading Price per US$100,000 principal amount of Bonds) unless a Bondholder provides the Issuer with reasonable evidence that the Trading Price per US$100,000 principal amount of Bonds on any Trading Day would be less than 98% of the Value of the portion of the Exchange Property attributable to US$100,000 principal amount of the Bonds (disregarding for the purpose of such calculation the proviso below the definition of the “Value”) on such Trading Day, at which time the Issuer shall instruct the Bid Solicitation Agent (if other than the Issuer) in writing to determine, or if the Issuer is acting as Bid Solicitation Agent, the Issuer shall determine, the Trading Price per US$100,000 principal amount of Bonds beginning on the next Trading Day and on each successive Trading Day until the Trading Price per US$100,000 principal amount of Bonds is greater than or equal to 98% of the Value of the portion of the Exchange Property attributable to US$100,000 principal amount of the Bonds (disregarding for the purpose of such calculation the proviso below the definition of the “Value”) or the end of the Measurement Period, whichever is sooner. If (x) the Issuer is not acting as Bid Solicitation Agent, and the Issuer does not, when the Issuer is required to, instruct the Bid Solicitation Agent to obtain bids, or if the Issuer instructs the Bid Solicitation Agent in writing to obtain bids and the Bid Solicitation Agent fails to make such determination, or (y) the Issuer is acting as Bid Solicitation Agent and the Issuer fails to make such determination when obligated as provided in the preceding sentence, then, in either case, the Trading Price per US$100,000 principal amount of Bonds shall be deemed to be less than 98% of the Value of the portion of the Exchange Property attributable to US$100,000 principal amount of the Bonds (disregarding for the purpose of such calculation the proviso below the definition of the “Value”) on each Trading Day of such failure. If, based on such determination, the Trading Price condition set forth above has been met, the Issuer shall so notify the Bondholders, the Trustee and the Exchange Agent (if other than the Trustee) in writing. If, at any time after the Trading Price condition set forth above has been met, the Trading Price per US$100,000 principal amount of Bonds is greater than or equal to 98% of the Value of the portion of the Exchange Property attributable to US$100,000 principal amount of the Bonds (disregarding for the purpose of such calculation the proviso below the definition of the “Value”) for such date, the Issuer shall, when such Trading Price is first greater than or equal to such amount, so notify in writing the Bondholders, the Trustee and the Exchange Agent (if other than the Trustee).

(ii)	If, prior to the close of business on the Exchange Business Day immediately preceding September 12, 2031, any Relevant Company elects to:

(A)

issue to all or substantially all holders of the Relevant Securities any rights, options or warrants entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase such Relevant Securities at a price per share that is less than the average of the Closing Prices of such Relevant Securities, for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance; or

(B)

distribute to all or substantially all holders of the Relevant Securities the Relevant Company’s assets, securities or rights to purchase securities of such Relevant Company, which distribution has a per share value, as determined by the board of directors of the Issuer or a committee thereof in good faith, exceeding 10% of the Closing Price of such Relevant Securities on the Trading Day preceding the date of announcement for such distribution, then, in either case, the Issuer shall notify all Bondholders, the Trustee and the Exchange Agent (if other than the Trustee) in writing at least 35 Scheduled Trading Days prior to the Ex-Dividend Date for such issuance or distribution (or, if the Relevant Company provided a shorter notice to holders of the Relevant Securities generally, no later than on the 5th Scheduled Trading Day following such notice). A Bondholder may surrender all or any portion of its Bonds for exchange at any time during the Conditional Exchange Period (and, for the avoidance of doubt, not prior to the Exchange Period Start Date) until the earlier of (1) the close of business on the Exchange Business Day immediately preceding the Ex-Dividend Date for such issuance or distribution and (2) the Relevant Company’s announcement that such issuance or distribution will not take place.

(iii)

If (1) a transaction or event that constitutes a Relevant Event or a Make-Whole Fundamental Change occurs at any time following the Exchange Period Start Date and prior to the close of business on the Exchange Business Day immediately preceding September 12, 2031, regardless of whether a Bondholder has the right to require the Issuer to repurchase the Bonds pursuant to Condition 10(F), or (2) if the Relevant Company is a party to a consolidation, merger, binding share exchange, or transfer or lease of all or substantially all of its assets that occurs at any time following the Exchange Period Start Date and prior to the close of business on the Exchange Business Day immediately preceding September 12, 2031, in each case, pursuant to which the Relevant Securities would be converted into cash, securities or other assets, all or any portion of a Bondholder’s Bonds may be surrendered for exchange at any time from the effective date of the transaction until the later of (x) 35 Trading Days after the effective date of such transaction, (y) 30 Trading Days after the Issuer gives a notice of such transaction or (z) if such transaction also constitutes a Relevant Event, until the related Relevant Event Redemption Date. The Issuer will notify the Bondholders, the Trustee and the Exchange Agent (if other than the Trustee) as promptly as reasonably practicable following the date the Relevant Company publicly announces such event or transaction.

(iv)

Prior to the close of business on the Exchange Business Day immediately preceding September 12, 2031, a Bondholder may surrender all or any portion of its Bonds for exchange at any time during any calendar quarter commencing after the calendar quarter ending on June 30, 2026 (and only during such calendar quarter), if the Value of Exchange Property (disregarding for the purpose of such calculation the proviso below the definition of the “Value”) for at least 20 Trading Days (whether or not consecutive) during the period of 30 consecutive Trading Days ending on, and including, the last Trading Day of the immediately preceding calendar quarter and on each of such 20 Trading Days is greater than or equal to 130% of the aggregate principal amount of the Bonds then outstanding. The Issuer shall determine at the beginning of each calendar quarter commencing after June 30, 2026 whether the Bonds may be surrendered for exchange in accordance with this paragraph (d) and shall promptly, and no later than the fifth business day in Hong Kong of such quarter, notify the Bondholders, the Trustee and the Exchange Agent (if other than the Trustee) in writing if the Bonds become convertible in accordance with this paragraph (d).

(v)

If the Issuer calls any or all of the Bonds for redemption pursuant to Condition 10(B) or 10(C) at any time following the Exchange Period Start Date and prior to the close of business on the Exchange Business Day immediately preceding September 12, 2031, a Bondholder may surrender for exchange all or any portion of the Bonds at any time prior to the close of business on the second Scheduled Trading Day (or, if such date shall not be a business day at the place where the Certificate representing such Bond has been delivered in connection with the exercise of the Exchange Right, on the immediately preceding business day at such place) immediately preceding the Redemption Date.

(f)

Where a Physical Settlement Election is made, no fraction of a Relevant Security or any other property comprised in the Exchange Property which is not divisible shall be delivered on exercise of the Exchange Rights and the Issuer shall not be under any obligation to make any payment to Bondholders in respect of any such fractions and any such fraction will be rounded down to the nearest whole multiple of a Relevant Security or unit of any such other property. Notwithstanding the foregoing, in the event of a consolidation or re-classification of a Relevant Security by operation of law or otherwise occurring after March 7, 2025 which reduces the number of Relevant Securities outstanding, the Issuer will upon exchange of Bonds pay, or procure that payment is made, to the relevant Bondholder (by transfer to a US dollar account maintained by the payee in accordance with instructions contained in the relevant Exchange Notice) a sum equal to such portion of the face value of the Bond or Bonds evidenced by the Certificate deposited in connection with the exercise of Exchange Rights as corresponds to any fraction of a Relevant Security not delivered if such sum exceeds US$10.

(g)

If more than one Bond is to be exchanged by a Bondholder pursuant to any one Exchange Notice, the Cash Settlement Amount to be paid (or Exchange Property to be delivered where a Physical Settlement Election is made) and any sum payable to that Bondholder shall be calculated on the basis of the aggregate principal amount of such Bonds so deposited.

7.2	Procedure for Exchange

(a)

To exercise the Exchange Right attaching to any Bond, the Holder thereof must complete, execute and deposit at the specified office of any Exchange Agent at the Holder’s own expense at reasonable times during normal business hours (being between 9 : 00 a.m. and 3 : 00 p.m., Monday to Friday other than public holidays), in the location of the specified office of the relevant Exchange Agent during the Exchange Period, a notice of exchange (an “Exchange Notice”), together with the Certificate evidencing such Bond (and any certificates and other documents as may be required by applicable law) and any amount to be paid by the Bondholder pursuant to this Condition 7(B)(i). An Exchange Notice once delivered shall be irrevocable.

Exchange Rights may be exercised in respect of whole Bonds only.

An Exchange Notice once deposited shall not be withdrawn without the consent in writing of the Issuer.

The Exchange Date in respect of a Bond (the “Exchange Date”) will be the Exchange Business Day in the location of the relevant Exchange Agent immediately following the date of the surrender of the Certificate in respect of such Bond (and any other documents as may be required by applicable law), due delivery of the relevant Exchange Notice and, if applicable, the making of any payment to be made and the giving of any indemnity and/or security to be given under these Conditions in connection with the exercise of such Exchange Right.

Where a Physical Settlement Election is made by the Issuer, a Bondholder exercising Exchange Rights must pay directly to the relevant authorities any stamp, issue, registration, documentary, transfer taxes or other similar taxes or duties (including penalties) arising on exchange and/or on the transfer, delivery or other disposition of Exchange Property arising on exercise of Exchange Rights (“Stamp Taxes”) or provide an indemnity and/or security in respect thereof in such form as the Issuer may reasonably require, other than in respect of any Stamp Taxes payable or imposed in the Cayman Islands, Hong Kong, the PRC or any other jurisdiction in which the register in respect of any securities or other property comprising Exchange Property is located or in which any property comprising Exchange Property is situated, or any jurisdictions in which any listing, exchange, clearance or settlement services are provided in connection with the relevant Exchange Property, including in connection with the transfer or delivery of the relevant Exchange Property, or imposed or payable by virtue of the place of incorporation, domicile or tax residence of the issuer of any Relevant Securities comprised in the relevant pro rata share of the Exchange Property (“Excluded Stamp Taxes”), which shall be payable by the Issuer directly to the relevant authorities. If the Issuer fails to pay any Excluded Stamp Taxes, the relevant Holder shall be entitled to pay the Excluded Stamp Taxes to the relevant tax authority. The Issuer covenants to reimburse each such Bondholder in respect of the payment of Excluded Stamp Taxes by them and any penalties payable in respect thereof, which shall be payable by the Issuer. Such Bondholder must pay all, if any, taxes arising by reference to any disposal or deemed disposal of a Bond in connection with the exercise of Exchange Rights by it. None of the Trustee or any Agent shall be responsible for determining whether any Stamp Taxes, Excluded Stamp Taxes or other taxes, duties or amounts as referred to in this Condition 7(B)(i) are payable, or the amount thereof and none of them shall be responsible or liable (A) for any failure by the Issuer or any Bondholder to pay any such Stamp Taxes, Excluded Stamp Taxes or other taxes, duties or amounts as referred to in this Condition 7(B)(i) or (B) to pay any such Stamp Taxes, Excluded Stamp Taxes or other taxes, duties or amounts as referred to in this Condition 7(B)(i).

(b)	Where a Physical Settlement Election is made by the Issuer in relation to an Exchange Date, the Issuer shall, as soon as reasonably practicable, and in any event not later than the Settlement Date:

(i)

take all necessary action to procure the transfer of Shares and/or other Relevant Securities, free of any Transfer Restrictions (including any Transfer Restrictions under the Securities Act), to an exchanging Bondholder in accordance with prevailing regulations relevant to the transfer of the Shares and/or other Relevant Securities to an exchanging Bondholder. The Issuer shall take all necessary action to procure that the Shares and/or Relevant Securities are delivered to an exchanging Bondholder or its nominee as provided for in the Exchange Notice through CCASS or a customary clearing system for the Relevant Securities (where permitted to do so under the rules, regulations and procedures of CCASS or a customary clearing system for the Relevant Securities effective from time to time) no later than on the Settlement Date.

References to “Exchange Business Day” in the definition of “Settlement Date” and this Condition 7(B)(ii) shall mean a day on which both CCASS (or a customary clearing system for the Relevant Securities) and the share registrar and transfer office of Trip.com in Hong Kong (or such other Relevant Company) are open for business for trade, settlement of the Shares and registration of Share transfers.

(ii)

procure that such documents of title and evidence of ownership of any other Exchange Property to be delivered on exercise of Exchange Rights shall be despatched and any payment of any part of the Exchange Property comprising cash to be delivered on exercise of Exchange Rights (converted if necessary into US dollars at the Prevailing Rate on the relevant Exchange Date) in accordance with directions given by the relevant Bondholder in the Exchange Notice.

Notwithstanding the above, if the Exchange Property has changed in whole or in part as a result of acceptance of an Offer or as a result of the compulsory acquisition of any Relevant Securities after the Exchange Date but prior to the scheduled Settlement Date, in each case as provided in Condition 8, then the time for such delivery shall be the longer of such period set out above and the day falling 5 Payment Business Days after the date on which the consideration is received by the Issuer under the terms of the Offer or, as the case may be, the day falling 5 Payment Business Days following the date on which the consideration pursuant to such compulsory acquisition is received by the Issuer.

(c)

Subject to the second paragraph of Condition 7(A)(ii), where a Physical Settlement Election is made by the Issuer, the relevant Bondholder (or the person designated in the relevant Exchange Notice) will be treated as the owner of the pro rata share of the Exchange Property deliverable upon exchange with effect from the Exchange Date and, in respect of such pro rata share of the Exchange Property, will be entitled to all rights, distributions or payments in respect of such pro rata share of the Exchange Property from the Exchange Date except voting rights.

Accordingly, relevant adjustments to the Exchange Property shall be made in accordance with Conditions 7(C), 7(D), 7(E), 7(F) and 7(I), as the case may be, such that further Relevant Securities or other property or assets (including cash) received pursuant to such adjustment shall be added to the Exchange Property (“Additional Exchange Property”). All Exchange Property deliverable upon exchange (including the Additional Exchange Property) shall be deliverable by the Issuer only on the Settlement Date.

Exchange Property delivered or to be delivered upon exercise of Exchange Rights shall rank for and be entitled to all dividends, interest and other income, payments and distributions and rights thereon or in respect thereof declared, paid, made or granted by reference to a record date or other due date for the establishment of entitlement falling on or after the relevant Exchange Date.

If the record date or other due date for the establishment of the relevant entitlement for the payment of any dividend, interest or other income, payment or distribution or rights on or in respect of such Exchange Property falls on or after the Exchange Date but before the relevant Settlement Date (or any other date from which the relevant Bondholder is treated as the owner of, or entitled to all rights and entitlement to, such Exchange Property) with the effect that the relevant Bondholder is not entitled to such dividend, interest or other income, payment or distribution of rights, the Issuer will:

(i)

(in the case of dividends, interest or other income or distributions or rights to be paid in cash) pay, or procure the payment to, the exchanging Bondholder (or the person designated in the relevant Exchange Notice) in lieu of such dividend, interest or other income or distribution or rights, an amount equal to the amount actually received, with respect thereto, converted if necessary into US dollars at the Prevailing Rate on the date of receipt thereof by the Issuer (the “Equivalent Amount”). The Issuer will pay the Equivalent Amount, or procure that it is paid, to the relevant Bondholder (or the person designated in the relevant Exchange Notice) by whichever is the later of five Payment Business Days after payment is made of the dividend, interest or other income, payment or distribution or rights and the relevant Settlement Date; and

(ii)

subject to the last two paragraphs of Condition 7(B)(ii), (in the case of dividends, or other income or distributions or rights satisfied or made otherwise than in cash) deliver, or procure the delivery of, the same to the relevant Bondholder (or the person designated in the relevant Exchange Notice) as soon as reasonably practicable by whichever is the later of five Payment Business Days after the receipt by the Issuer of such dividend or other income or distribution or rights and the relevant Settlement Date.

7.3	The Exchange Property and Adjustments to the Exchange Property

The “Exchange Property” shall initially comprise 22,140,914 Shares, which is equivalent initially to 1,107.0457 Shares for each US$100,000 principal amount of Bonds, and shall include all Relevant Securities and other property arising out of or derived or resulting therefrom and such other property, in each case as may be deemed or required to comprise all or part of the Exchange Property pursuant to these Conditions, but excluding any such property as may or may be deemed to have ceased to form part of the Exchange Property.

All Exchange Property delivered upon exercise of Exchange Rights shall be delivered with full title guarantee and free from any and all mortgage, charge, pledge or other security interests, other adverse interests or any Transfer Restrictions (including any Transfer Restrictions under the Securities Act).

Any Shares forming part of the Exchange Property to be delivered on exercise of the Exchange Rights will be fully paid and will rank pari passu with all fully paid Shares of the same class in issue on the relevant Exchange Date.

7.4	Sub-division, Consolidation or Redenomination

If any Relevant Securities comprising the Exchange Property shall be sub-divided or consolidated, re-classified or re-denominated or in any other manner have their par value changed (“Sub-division, Consolidation or Redenomination”) then the Securities resulting from such Sub-division, Consolidation or Redenomination so far as attributable to the Exchange Property, shall be included in the Exchange Property, with effect as of the Effective Date therefor.

7.5	Rights issues

If further Relevant Securities, or options, warrants or rights to subscribe or purchase further Relevant Securities (or any of them) or other Securities, shall be offered by way of rights to holders of Relevant Securities (or any of them) or other Securities comprising Exchange Property (a “Rights Issue”), then the Issuer may, at its option, and by notice in writing to the Trustee not later than the seventh day prior to the latest day for accepting or taking up any such rights, either:

(a)

on an arm’s length basis in good faith, procure the sale of sufficient rights to enable the whole of the balance of such rights to be taken up and procure the application of the net proceeds of sale (after deduction of the amounts referred to below) in the taking up of such rights, with the property acquired upon such exercise of rights and any excess proceeds of sale being added to and forming part of the Exchange Property; or

(b)

add to the Exchange Property such number of shares of Relevant Securities or other Securities as would have been subscribed or purchased if sufficient rights had been sold on an arm’s length basis in good faith to enable the whole of the balance of such rights to be so taken up together with an amount equal to what would have been any such excess proceeds of sale as aforesaid; or

(c)

use any part of the Exchange Property comprising cash to take up such rights and/or on an arm’s length basis in good faith, procure the sale of sufficient Relevant Securities to enable (after deduction of the amounts referred to below) the whole of the balance of such rights to be taken up, with, in any such case any excess proceeds of sale being added to and forming part of the Exchange Property.

The timing of any sale of any relevant rights or Exchange Property (as the case may be) shall be at the Issuer’s discretion and the Issuer shall not be liable to Bondholders for any loss incurred as a result of such transactions provided that the Issuer executes such sale on an arm’s length basis in good faith. There shall be deducted from the proceeds of sale of the relevant rights or Exchange Property (as the case may be) an amount equal to any stamp, transfer, registration or similar duties actually payable by the Issuer or the Trustee (as the case may be) and any expenses incurred by the Issuer or the Trustee (as the case may be) in connection with the sale of the relevant rights or Exchange Property (as the case may be) and such amount (if any) as the Issuer or the Trustee (as the case may be) shall determine to be necessary to indemnify it in respect of any liability to taxation of the Issuer or the Trustee (as the case may be) arising therefrom.

Pending application of the provisions of this Condition 7(E), such rights shall form part of the Exchange Property, with effect as of the Ex-Dividend Date therefor.

7.6	Bonus Issues, Capital Distributions and Reorganisation

If any of the following events occurs (each, a “Relevant Adjustment Event”):

(a)

Relevant Securities or other Securities are issued credited as fully paid to holders of Relevant Securities comprising Exchange Property by way of capitalisation of profits or reserves or otherwise by virtue of being holders of Relevant Securities (otherwise than in lieu of the whole or any part of a cash dividend which is not a Capital Distribution and which such holders would or could otherwise have received);

(b)	any Capital Distribution is paid or made;

(c)	a Relevant Company purchases or redeems any Relevant Securities comprising Exchange Property; or

(d)

pursuant to any scheme of arrangement, reorganisation, amalgamation, reconstruction, merger, demerger or any like or similar event of any company or companies (whether or not involving liquidation or dissolution), any further Relevant Securities or other Securities, property or assets (including cash) are issued, distributed or otherwise made available to holders of Relevant Securities, then the further Relevant Securities, Securities or other property or assets (including cash) actually received in relation to the Relevant Adjustment Event, so far as attributable to the Exchange Property or, as the case may be, the Capital Distribution in respect of the Relevant Securities comprising the Exchange Property, shall be included as part of the Exchange Property, with effect as of the Ex-Dividend Date therefor.

If the Issuer determines that, notwithstanding sub-paragraphs (i) to (iv) of this Condition 7(F), an adjustment should be made to the Exchange Property as a result of one or more events or circumstances not referred to in this Condition 7(F) or circumstances have arisen which might have an adverse effect on the Exchange Property and no adjustment to the Exchange Property under this Condition 7(F) would otherwise arise, the Issuer shall (at its own expense) instruct an independent investment bank of international repute acting as an expert to determine as soon as reasonably practicable what adjustment (if any) to the Exchange Property or terms of this Condition 7(F) is fair and reasonable to take account thereof and the date on which such adjustment should take effect, and upon such determination the Issuer shall procure that such adjustment shall be made (provided it would result in an addition to the Exchange Property and take effect in accordance with such determination), provided that an adjustment shall only be made pursuant to this Condition 7(F) if such investment bank is so requested to make such a determination in writing not more than 21 days after the occurrence of the relevant circumstance or event. The determination by such independent investment bank shall be informed by the Issuer or such independent investment bank to the Trustee in writing and to the Bondholders and shall be conclusive and binding on the Issuer, the Trustee and the Bondholders.

7.7	Notice of Change in Exchange Property

The Issuer shall give notice to the Trustee in writing and to the Bondholders in accordance with Condition 17 of any change in the nature or composition of the Exchange Property pursuant to this Condition 7 (other than Condition 7(H)) as soon as reasonably practicable following such change, including any changes to the Make-Whole Table, and shall certify such details as the Trustee may require of the Exchange Property to which the Bondholders would be entitled upon exercise of the Exchange Right in respect of the Bonds following such change.

7.8	Release from the Exchange Property

Upon payment of the Cash Settlement Amount to the relevant Bondholder or, in the case of a Physical Settlement Election, actual delivery of Exchange Property to the relevant Bondholder pursuant to these Conditions on an exercise of Exchange Rights or upon redemption of the Bonds or upon any purchase and cancellation of the Bonds, the pro rata share of the Exchange Property or the relevant part thereof attributable to each relevant Bond shall cease to be part of the Exchange Property and the Exchange Property shall be reduced accordingly.

7.9	Purchase or Substitution of Relevant Securities etc.

If any cash amount (including any Capital Distribution in the form of cash) or Securities or other property is receivable under or pursuant to these Conditions in respect of Exchange Property which is to be added to and is to form part of the Exchange Property (other than (i) any Shares or Relevant Securities of a class already comprised in the Exchange Property or (ii) as included in the Offer Consideration received under Condition 8 or added to and forming part of the Exchange Property pursuant to Condition 8) before the Exchange Rights lapse, such cash amount may be added directly to the Exchange Property or may (at the Issuer’s option) be applied, and such Securities or other property may be added directly to the Exchange Property or may (at the Issuer’s option) be sold by the Issuer and the proceeds of such sale (net of any costs and expenses, including stamp, transfer, registration or similar taxes actually payable by the Issuer, incurred in connection with such sale) be applied, by the Issuer as soon as reasonably practicable and to the extent possible in purchasing additional Shares (not then comprised in the Exchange Property) or, where the Exchange Property comprises Relevant Securities other than Shares, additional units of such Relevant Securities. The timing of such sales and purchases shall be at the Issuer’s discretion and the Issuer shall not be liable to the Bondholders for any loss incurred as a result of such transactions provided that the Issuer executes such purchases and sales on an arm’s length basis in good faith. At its option, the Issuer may elect to substitute any cash amount which is otherwise to be added to and form part of the Exchange Property with additional Shares or Relevant Securities of a class already comprised in the Exchange Property (whether or not owned by it and not comprised in the Exchange Property) at their VWAP for 10 consecutive Trading Days immediately before the day on which such cash amount was received by the Issuer. Any such additional Shares or other Securities purchased or substituted shall thereafter form part of the Exchange Property. The valuation of any cash, Securities, or other property added to the Exchange Property shall be conducted without regard to any withholding taxes imposed on the Issuer.

7.10	Voting Rights

Neither the Bondholders nor the Trustee shall have any voting rights in respect of the Shares and any other Relevant Securities comprising Exchange Property prior to the Settlement Date relating to such Exchange Property. The Issuer or the registered holder or owner of the Exchange Property will be entitled to exercise the voting rights attaching to the Relevant Securities.

It is possible that, in exercising such voting rights or making such election, the Issuer or the registered holder or owner of the Exchange Property may act contrary to the best interests of Bondholders.

7.11	Maintenance of Exchange Property

Exchange Rights are not exercisable in respect of any specific Shares or other property comprising Exchange Property from time to time and no Shares or other Exchange Property have been or will be charged to secure or satisfy the Issuer’s obligations in respect of the Exchange Rights. The composition of the Exchange Property may also change as a result of the operation of the Conditions.

The arrangements described and undertakings contained herein in relation to the Exchange Property do not amount to any security interest in favour of Bondholders to secure the debt obligations of the Bonds or to secure performance of the Exchange Rights thereunder.

Accordingly, in the event that the Issuer (or if the Issuer at any time holds any Shares or other property comprising Exchange Property from time to time with another person, such person) is or becomes insolvent, bankrupt or in liquidation, such Exchange Property will form part of the assets of the Issuer (or such person) available on a pari passu basis to all unsecured creditors of the Issuer (or such person).

At any particular time, the Issuer may or may not hold or be the beneficial owner of sufficient Exchange Property deliverable on exercise of Exchange Rights (as if Physical Settlement Election was made) or otherwise pursuant to these Conditions in respect of all outstanding Bonds. However, these Conditions shall be read and construed as though at all times the Issuer shall be the holder and beneficial owner of any and all Exchange Property required to be delivered on exercise of Exchange Rights (as if Physical Settlement Election was made) or otherwise pursuant to these Conditions in respect of all outstanding Bonds. Accordingly, for the purposes of determining whether and to what extent any adjustment should be made to the Exchange Property at any time, for the purposes of these Conditions, the Issuer shall be deemed to have received such further or other Shares, Relevant Securities, securities, property or assets including cash and/or consideration on the date the Issuer would have been entitled to receive the same, and to make any relevant elections in respect thereof or relating thereto, as it would have been entitled to receive and or make had it at all relevant times been the holder and beneficial owner of any and all Exchange Property to satisfy exercise of Exchange Rights (as if Physical Settlement Election was made) or otherwise required to be delivered pursuant to these Conditions in respect of all outstanding Bonds, and references in these Conditions to the Exchange Property being adjusted shall be construed accordingly.

7.12	Trustee and Agents not Obliged to Monitor the Exchange Property

None of the Trustee and the Agent shall be under any duty or obligation to monitor, and none of them will be responsible or liable to any Bondholder or any other person for not so monitoring, whether any event or circumstance which gives rise or may give rise to an adjustment to the Exchange Property has happened or exists as described in this Condition 7 or Condition 8 and, unless it has express notice in writing from the Issuer to the contrary, may assume that no such event or circumstance has happened or does exist and shall not be liable to any Bondholder or any other person for so doing.

7.13	[Reserved]

7.14	Registration of Restricted Relevant Securities

For the avoidance of doubt, the Issuer expects that any Shares of Trip.com owned by the Issuer would be restricted securities for the purposes of the U.S. securities laws and the “Restricted Relevant Securities”, as used herein, unless (i) the Issuer is not and has not been an “affiliate” (within the meaning of Rule 144) of Trip.com for at least the three months prior to the relevant Exchange Date or (ii) the delivery of such Shares to a Holder upon its exercise of the Exchange Right is then registered under a qualifying delivery registration statement as described in Condition 7(N)(ii).

(a)

If for any reason the Relevant Securities that the Issuer would deliver upon exercise of any Exchange Right are, in the hands of the Issuer, Restricted Relevant Securities, the Issuer may deliver such Relevant Securities on a Settlement Date for an exchange only if (x) as of the Exchange Date for such exchange, the Issuer has entered into an appropriate registration rights agreement with the applicable Relevant Company, the terms of which are to be no less favorable to the holders of the Restricted Relevant Securities than those described in Condition 7(N)(ii) and (y) as of the Exchange Date and the Settlement Date for such exchange, a registration statement filed by the applicable Relevant Company is effective covering the delivery of the Restricted Relevant Securities upon exchange of the Bonds.

(b)	The terms of any registration rights agreement must be no less favorable to the Holders than those summarized below (a “Qualifying Registration Rights Agreement”):

(A)

the Relevant Company must agree to prepare and file, at the Issuer’s request, a shelf registration statement with the US SEC (which shall be an automatic shelf registration statement if such Relevant Company is then a WKSI) covering the delivery of the Relevant Securities that are “restricted securities” (within the meaning of Rule 144) to Bondholders from time to time upon exchange of the Bonds (a “Delivery Registration Statement”),

(B)

the Relevant Company must agree to use its commercially reasonable efforts to keep it effective until the earlier of (1) the date on which there are no longer outstanding any Bonds and (2) the date on which the Relevant Securities (or any depositary shares representing interests in the Relevant Securities) are not listed or admitted to trading on any of the New York Stock Exchange, The Nasdaq Global Select Market, The Nasdaq Global Market, The Nasdaq Capital Market or the London Stock Exchange,

(C)

the Relevant Company shall have customary blackout periods (i.e., specified periods when it is advisable in its good faith judgement due to pending developments or other events the disclosure of which the Relevant Company believes would be materially detrimental to it), provided that the Relevant Company may not suspend the use of a prospectus for a period or periods in excess of 60 consecutive days or an aggregate of 120 days in any 12 month period and if any blackout period occurs during the period when the applicable registration statement is effective, the Relevant Company will be required to extend the effectiveness period of such registration statement by a period of time equal to the suspension period; and

(D)

for the avoidance of doubt, no exchanging Bondholder shall have any obligation to provide to the Relevant Company any certification or any other information for inclusion in such Delivery Registration Statement, shall be required to be named as a selling shareholder under such Delivery Registration Statement nor shall it be subject to any indemnification obligations vis-à-vis the Relevant Company or any other person.

In this Condition 7, “Business Day” with respect to any Bond means, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in Hong Kong are authorized or obligated by law or executive order to close.

8.	GENERAL OFFERS

In the event of an Offer for Relevant Securities in a Relevant Company, the Issuer shall have absolute discretion to accept such Offer (and as to any alternative consideration) or reject such Offer, provided that it shall not (provided it is not thereby prejudiced) take any action with respect to any such Offer prior to the Specified Date. If it accepts such Offer (or if the Relevant Securities are subject to compulsory acquisition), then, with effect from the Final Date, the Exchange Property will be deemed to consist, in whole or in part, of the consideration (the “Offer Consideration”) receivable for the Relevant Securities acquired under the Offer or pursuant to such compulsory acquisition and in place of the Exchange Property which it substitutes. If an Exchange Date has occurred prior to the Specified Date, but the applicable Settlement Date is scheduled to occur after the Specified Date and Physical Settlement Election applies to such Exchange Date, the Issuer or the registered holder or owner of the Exchange Property shall not accept any Offer in respect of such part of the Exchange Property which would be deliverable to Bondholders who have exercised Exchange Rights on such Exchange Date. The Issuer or the registered holder or owner of the Exchange Property shall give notice to the Trustee in writing and to the Bondholders in accordance with Condition 17 forthwith upon receipt of any Offer for the Relevant Securities.

In relation to any scheme of arrangement, reorganisation, amalgamation or reconstruction of any company or companies (whether or not involving liquidation or dissolution), the Issuer or the registered holder or owner of the Exchange Property shall at all times be entitled at its discretion, in relation to any Relevant Securities, to vote on, exercise its rights in respect of, or otherwise participate in, any such scheme of arrangement, reorganisation, amalgamation or reconstruction as it thinks fit up to the Settlement Date relating to such Relevant Securities.

In accepting or rejecting any Offer, the Issuer is not obliged to take account of the interests of the Bondholders and accordingly the Issuer may act in a manner which is contrary to the best interests of the Bondholders.

9.	PAYMENTS

9.1

Payment Methods: Payment of principal, premium (if any) and any other amount due will be in US dollars and will be made by transfer to the registered account of the Holder. Such payments will only be made against surrender of the relevant Certificate at the specified office of the Principal Agent or any of the other Paying Agents.

All payments in respect of Bonds represented by the Global Certificate will be made to, or to the order of, the person whose name is entered on the Register at the close of business on the Clearing System Business Day immediately prior to the date for payment, where “Clearing System Business Day” means Monday to Friday inclusive except 25 December and 1 January.

9.2

Payments subject to laws: All payments are subject in all cases to (i) any applicable fiscal or other laws, regulations and directives in the place of payment but without prejudice to the provisions of Condition 11 and (ii) any withholding or deduction required pursuant to an agreement described in Section 1471(b) of the U.S. Internal Revenue Code of 1986 (the “Code”) or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations or agreements thereunder, any official interpretations thereof, or (without prejudice to the provisions of Condition 11) any law implementing an intergovernmental approach thereto. No commission or expenses shall be charged to the Bondholders in respect of such payments.

9.3

Registered Accounts: A Holder’s “registered account” means the US dollar account maintained by or on behalf of such Bondholder, details of which appear on the Register at the close of business on the 15th day (as defined below) before the due date for payment and a Holder’s registered address means its address appearing on the Register at that time.

9.4

Payment Instruction: Payment instructions (for value on the due date or, if that is not a business day (as defined below in Condition 9(F)), for value on the next succeeding business day) will be initiated on the due date for payment or, in the case of a payment of principal and premium (if any) , if later, on the business day on which the relevant Certificate is surrendered at the specified office of a Paying Agent.

9.5

Delay in Payment: Holders will not be entitled to any interest or other payment for any delay after the due date in receiving the amount due if the due date at the place of payment (or, in the case of the surrender of a Certificate, the place where the Certificate is surrendered) is not a business day (provided the amount is duly provided for on or before the due date), if the Holder is late in surrendering its Certificate (if required to do so).

9.6

Business Day: In this Condition 9, “business day” means a day (other than a Saturday, a Sunday or a public holiday) on which banks and foreign exchange markets are generally open for business in Hong Kong, Beijing, The City of New York, and the place in which the specified office of the Principal Agent is located.

9.7

Partial Payment: If the amount of principal and premium (if any) which is due on the Bonds is not paid in full, the Registrar will annotate the Register with a record of the amount of principal and premium (if any), in fact paid in accordance with its customary practice.

9.8

Fractions: When making payments to Bondholders, if the relevant payment is not of an amount which is a whole multiple of the smallest unit of the relevant currency in which such payment is to be made, such payment will be rounded down to the nearest such unit.

10.	REDEMPTION, PURCHASE AND CANCELLATION

10.1

Redemption at Maturity: Unless previously redeemed, exchanged or purchased and cancelled as herein provided, the Issuer will redeem the Bonds on March 12, 2032 (the “Maturity Date”) at its principal amount.

10.2

Redemption at the Option of the Issuer: The Bonds may be redeemed at the option of the Issuer at their principal amount on the date specified in the Tax Redemption Notice for redemption (the “Optional Redemption Date”):

(a)

in whole but not in part, at any time from and including March 19, 2029 to but excluding the Maturity Date, provided that the Value (disregarding for the purpose of such calculation the proviso below the definition of the “Value”) of the Exchange Property for at least 20 Trading Days (whether or not consecutive) out of any 30 consecutive Trading Day period (including the last Trading Day of such period) ending on, and including, the Trading Day immediately prior to the date on which the relevant notice of redemption is given by the Issuer to the Bondholders, shall have exceeded 130% the aggregate principal amount of the Bonds then outstanding ; or

(b)

in whole but not in part, at any time, if prior to the date on which the relevant notice of redemption is given by the Issuer less than 10 per cent. in aggregate principal amount of the Bonds originally issued is outstanding

(such redemption pursuant to (i) or (ii) above, the “Issuer Optional Redemption”).

In order to exercise such option the Issuer shall give not less than 35 nor more than 55 Scheduled Trading Days’ notice (an “Optional Redemption Notice”) to the Trustee and the Principal Agent and to the Bondholders in accordance with Condition 17 (which notice shall be irrevocable and shall oblige the Issuer to redeem the Bonds at their principal amount on the Optional Redemption Date specified in such notice).

10.3

Redemption for Taxation Reasons: At any time the Issuer may, having given not less than 35 nor more 55 Scheduled Trading Days’ notice (a “Tax Redemption Notice”) to the Trustee and the Principal Agent and to the Holders in accordance with Condition 17 (which notice will be irrevocable), redeem the Bonds in whole but not in part at their principal amount if the Issuer satisfies the Trustee immediately prior to the giving of such notice that (i) the Issuer has or will become obliged to pay Additional Amounts (as defined in Condition 11) as provided or referred to under Condition 11 as a result of any change in, amendment or non-renewal of the law or regulations (or judicial decision relating thereto) of the PRC, Hong Kong, the Cayman Islands or any jurisdiction in which the Issuer is or any successor is, for tax purposes, organized or resident or doing business, or any political subdivision or any authority thereof or therein or having power to tax (together the “Relevant Jurisdictions”), or any change in the official application or official interpretation of such laws or regulations, which change, amendment or non-renewal becomes effective on or after March 7, 2025 (or, in the case of Additional Amounts payable by a successor to the Issuer, the date on which the successor became such pursuant to the Conditions), and (ii) such obligation cannot be avoided by the Issuer taking reasonable measures available to it, it being agreed that changing the Issuer’s jurisdiction is not a reasonable measure for purposes of this section, provided that no such notice of redemption will be given earlier than 90 days before the earliest date on which the Issuer would be obligated to pay such Additional Amounts (as defined in Condition 11) were a payment in respect of the Bonds then due.

Prior to the delivery or publication of any notice of redemption pursuant to this Condition 10(C), the Issuer will deliver to the Trustee (a) a certificate signed by two Authorised Signatories of the Issuer stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer so to redeem have occurred, and (b) an opinion of external legal counsel or tax advisors to the effect that the Issuer is permitted to effect such redemption pursuant to the terms of the Trust Deed and the Issuer has or will become obligated to pay such amounts as a result of such changes or amendment. The Trustee shall be entitled (but shall not be obliged) to accept and rely conclusively on such certificate and opinion as sufficient evidence of the satisfaction of the conditions precedent set out in this Condition 10(C) without further enquiry and without liability to any Bondholder or any other person, in which event the same shall be conclusive and binding on the Bondholders, and the Trustee shall be protected and shall have no liability to any Bondholder or any other person for so accepting and relying on such certificate or opinion.

If the Issuer issues a notice pursuant to this Condition 10(C), each Bondholder will have the right to elect that his Bond(s) shall not be redeemed and that the provisions of Condition 11 shall not apply in respect of any payment to be made in respect of such Bond(s) which falls due after the relevant Redemption Date, whereupon no Additional Amounts shall be payable in respect thereof pursuant to Condition 11 and payment of all amounts shall be made subject to the deduction of withholding of any taxation giving rise to the Additional Amounts and required to be withheld or deducted. In the case of Bonds represented by Global Certificates, in the absence of applicable Euroclear and Clearstream procedures for such required deduction or withholding or failure by the Issuer to notify Euroclear and Clearstream of the applicable withholding tax rate, the Issuer acknowledges and agrees that the Paying Agent will be unable to facilitate payments to Bondholders. For the avoidance of doubt, the foregoing acknowledgement does not modify any of the Issuer’s obligations to the Bondholders hereunder. To exercise such a right, the relevant Bondholder must complete, sign and deposit during normal office hours (being between 9 : 00 a.m. and 3 : 00 p.m. (local time)) at the specified office of any Paying Agent a duly completed and signed notice of election, in the form for the time being current, obtainable at reasonable times during normal business hours (being between 9 : 00 a.m. and 3 : 00 p.m. (local time)) from the specified office of any Paying Agent (a “Tax Option Exercise Notice”) together with the Certificate evidencing the Bonds to be redeemed, on or before the day falling 10 days prior to the relevant Redemption Date. A Tax Option Exercise Notice, once delivered, shall be irrevocable and may not be withdrawn without the Issuer’s consent.

Neither the Trustee nor any of the Agents shall be responsible for monitoring or taking any steps to ascertain whether any of the circumstances mentioned in this Condition 10(C) (Redemption for Taxation Reasons) has occurred or for calculating or verifying the calculations of any amount payable under any notice of redemption under Condition 10(B) (Redemption at the Option of the Issuer) or this Condition 10(C) (Redemption for Taxation Reasons) or under any Relevant Redemption Event Put Exercise Notice under Condition 10(F) (Redemption following the occurrence of a Relevant Redemption Event) and none of them shall be liable to the Bondholders, the Issuer or any other person for not doing so.

10.4

Purchases: The Issuer or any Principal Subsidiary or Affiliate of the Issuer may at any time and from time to time without the consent of, or any prior notice to, the Holders purchase Bonds at any price in the open market or otherwise. Such Bonds will be surrendered to any Paying Agent for cancellation. The Bonds so purchased, while held by or on behalf of the Issuer or any Principal Subsidiary or Affiliate of the Issuer, shall not entitle the Holder to vote at any meetings of the Holders and shall not be deemed to be outstanding for certain purposes, including without limitation for the purpose of calculating quorums at meetings of the holders or for the purposes of Condition 12, Condition 14 and Condition 15(A).

10.5

Redemption at the Option of the Holders: On March 12, 2029 (the “Put Option Date”), the holder of each Bond will have the right at such holder’s option, to require the Issuer to redeem all or some only of the Bonds of such holder on the Put Option Date at their principal amount. To exercise such right, the holder of the relevant Bond must complete, sign and deposit at reasonable times during normal business hours (being between 9 : 00 a.m. and 3 : 00 p.m. (local time)) at the specified office of the Principal Agent or any other Paying Agent a duly completed and signed notice of redemption, in the then current form obtainable at such reasonable times during normal business hours (being between 9 : 00 a.m. and 3 : 00 p.m. (local time)) from the specified office of the Principal Agent or any other Paying Agent (a “Put Exercise Notice”) together with the Certificate evidencing the Bonds to be redeemed not earlier than 30 days and not later than 2 Scheduled Trading Days prior to the Put Option Date.

A Put Exercise Notice, once delivered, shall be irrevocable (and may not be withdrawn unless the Issuer consents to such withdrawal) and the Issuer shall redeem the Bonds the subject of Put Exercise Notices delivered as aforesaid on the Put Option Date.

In connection with any redemption of Bonds on the Put Option Date, the Issuer will, if required: (i) comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act that may then be applicable; (ii) file a Schedule TO or any other required schedule under the Exchange Act; and (iii) otherwise comply with (x) all applicable federal and state securities laws and (y) other laws and regulations applicable to the Issuer due to its listed equity being listed on a specified exchange in connection with any offer by the Issuer to redeem the Bonds, in each case, so as to permit the rights and obligations under this Condition to be exercised in the time and in the manner specified herein.

10.6

Repurchase at the Option of Holders for Relevant Events: Following the occurrence of a Relevant Event (as defined below), each Holder will have the right, at such Holder’s option, to require the Issuer to redeem all or some only of such Holder’s Bonds on the Relevant Event Redemption Date at their principal amount. To exercise such right, the Holder of the relevant Bond must deposit at the specified office of the Principal Agent or any other Paying Agent at reasonable times during normal business hours (being between 9 : 00 a.m. and 3 : 00 p.m. (local time)) a duly completed and signed notice of redemption, in the form for the time being current, obtainable at such reasonable times during normal business hours (being between 9 : 00 a.m. and 3 : 00 p.m. (local time)) from the specified office of the Principal Agent or any other Paying Agent (a “Relevant Event Redemption Notice”), together with the Certificate evidencing the Bonds to be redeemed by not later than 60 days following a Relevant Event, or, if later, 60 days following the date upon which written notice thereof is given by the Issuer to the Trustee and the Principal Agent and to Bondholders in accordance with Condition 17. The “Relevant Event Redemption Date” shall be the fourteenth day after the expiry of such period of 60 days as referred to above.

A Relevant Event Redemption Notice, once delivered, shall be irrevocable and may not be withdrawn without the Issuer’s consent and the Issuer shall redeem the Bonds the subject of the Relevant Event Redemption Notice as aforesaid on the Relevant Event Redemption Date. The Issuer shall give notice to the Trustee and the Principal Agent and to the Bondholders in accordance with Condition 17 by not later than 14 days following the first day on which it becomes aware of the occurrence of a Relevant Event, which notice shall specify the procedure for exercise by Holders of their rights to require redemption of the Bonds pursuant to this Condition 10(F) and shall give brief details of the Relevant Event. Such notice shall be concurrently published by the Issuer as a press-release on its website or through such other medium as the Issuer may regularly use at the time for dissemination of information to investors

The Trustee shall not be required to take any steps to ascertain whether a Relevant Event or any event which could lead to the occurrence of a Relevant Event has occurred.

For the purpose of this Condition 10(F), a “Relevant Event” will be deemed to occur:

(a)

(A) when the Shares or depositary receipts representing the Shares are not listed or admitted to trading on any Permitted Exchange, unless the Shares or depositary receipts representing the Shares are re-listed or re-admitted to trading on another Permitted Exchange within three Scheduled Trading Days of such cessation, or (B) Shares or depositary receipts representing the Shares are suspended from trading for a period exceeding 30 consecutive Trading Days on any Permitted Exchange (and are not during such period listed or admitted to trading on any other Permitted Exchange); or

(b)	when there is a Fundamental Change.

In this Condition 10(F):

“Control” means (i) the ownership or control of more than 50 per cent. of the Voting Rights of the issued share capital of a person or (ii) the possession, directly or indirectly, of the power to nominate or designate more than 50 per cent. of the members then in office of a person’s board of directors or other governing body, whether obtained directly or indirectly, and whether obtained by ownership of share capital, the possession of Voting Rights, contract or otherwise, or (iii) the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person. For the avoidance of doubt, a person is deemed to Control another person so long as it fulfils one of the three foregoing requirements and the terms “Controlling” and “Controlled” have meanings correlative to the foregoing;

“Fundamental Change” shall be deemed to have occurred at the time after the Bonds are originally issued if any of the following occurs:

(a)

a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than Trip.com and its Subsidiaries, files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of the ordinary share capital (including ordinary share capital held in the form of ADSs) representing more than 50% of the Voting Rights of Trip.com’s ordinary share capital (including ordinary share capital held in the form of ADSs);

(b)

the consummation of (A) any recapitalization, reclassification or change of the ordinary shares or the ADSs (other than changes resulting from a subdivision or combination) as a result of which the ordinary shares or the ADSs would be converted into, or exchanged for, shares, other securities, other property or assets; (B) any share exchange, consolidation or merger of Trip.com, or any similar transaction, pursuant to which the ordinary shares or the ADSs will be converted into cash, securities or other property; or (C) any conveyance, sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of Trip.com and its Subsidiaries and variable interest entities, taken as a whole, to any person other than one of its wholly-owned Subsidiaries; provided, however, that a transaction described in clause (B) in which the holders of all classes of Trip.com’s ordinary share capital immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of common equity of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction shall not be a fundamental change pursuant to this clause (b); or

(c)	Trip.com’s shareholders approve any plan or proposal for the liquidation or dissolution of Trip.com (other than in a transaction described in clause (b) above);

provided, however, that in the case of a transaction or event described in clause (b) above, if at least 90% of the consideration received or to be received by holders of the Shares (excluding cash payments for fractional Share entitlement in the transaction or event that would otherwise constitute a “fundamental change” consists of Shares or common equity interests or ADSs in respect of common equity that are listed on any of the Hong Kong Stock Exchange, The New York Stock Exchange, The Nasdaq Global Select Market or The Nasdaq Global Market (or any of their respective Exchange, The Nasdaq Global Select Market or The Nasdaq Global Market (or any of their respective successors) or that will be so listed when issued or exchanged in connection with such transaction or event that would otherwise constitute a Fundamental Change under clause (b) of the definition hereof, which is referred to as “publicly traded securities,” and as a result of such transaction or event, the Bonds become exchangeable for such publicly traded securities, excluding cash payments for fractional Share entitlement (subject to settlement in accordance with Condition 7), such transaction or event shall not be a “Fundamental Change” (and, for the avoidance of doubt, a transaction or event that is not considered a Fundamental Change pursuant to this proviso shall not be a Fundamental Change solely because such transaction or event could also be described by clause (a) above)

A “Make-Whole Fundamental Change” is a “Fundamental Change” described in clauses (a) and (b) of the definition of a “Fundamental Change”, determined after giving effect to any exception to or exclusion from such definition, including in the paragraph immediately succeeding clause (c) of such definition, but without regard to the proviso in clause (b) of such definition.

“Voting Rights” means the right generally to vote at a general meeting of shareholders of a person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency, and any such voting power shall therefore be excluded for the purpose of this definition).

In connection with any redemption of Bonds on the Relevant Event Redemption Date, the Issuer will, if required: (i) comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act that may then be applicable; (ii) file a Schedule TO or any other required schedule under the Exchange Act; and (iii) otherwise comply with (x) all applicable federal and state securities laws and (y) other laws and regulations applicable to the Issuer due to its listed equity being listed on a specified exchange in connection with any offer by the Issuer to redeem the Bonds, in each case, so as to permit the rights and obligations under this Condition to be exercised in the time and in the manner specified herein.

10.7

Cancellation: All Bonds redeemed by the Issuer or purchased and surrendered to any Paying Agent for cancellation as provided in Conditions 10(B), 10(C), 10(D), 10(E) or 10(F) above will forthwith be cancelled, and all Certificates in respect of cancelled Bonds will be forwarded to or to the order of the Principal Agent and such Bonds may not be reissued or resold.

10.8

Redemption Notices: All redemption notices (a “Redemption Notice”) to Holders given by or on behalf of the Issuer pursuant to Conditions 10(B) or 10(C) will specify (i) the pro rata share of the Exchange Property attributable to each US$100,000 in principal amount of Bonds as at the date of the notice, including, if applicable under the Conditions, the Make-Whole Exchange Property (assuming all holders of the Bonds outstanding as of the date the Optional Redemption Notice is given exercise their Exchange Rights prior to the second Scheduled Trading Day immediately preceding the Optional Redemption Date and as if (solely for the purpose of such presentation) Physical Settlement Election were applicable), (ii) the redemption date (the “Redemption Date”), (iii) the outstanding principal amount, (iv) that on the Redemption Date the principal of, and premium (if any) on, any Bonds to be redeemed will become due and payable, (v) the place where Certificates are to be surrendered, (vi) the identifying numbers of the Bonds and/or Certificates to be redeemed and (vii) the Settlement Method that will apply to all exchanges prior to the Redemption Date. If there is more than one notice of redemption given in respect of any Bond, the notice given first in time shall prevail and in the event of two notices being given on the same date, the first to be given shall prevail. In connection with any redemption of Bonds on the Redemption Date, the Issuer will, if required: (i) comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act that may then be applicable; (ii) file a Schedule TO or any other required schedule under the Exchange Act; and (iii) otherwise comply with (x) all applicable federal and state securities laws and (y) other laws and regulations applicable to the Issuer due to its listed equity being listed on a specified exchange in connection with any offer by the Issuer to redeem the Bonds, in each case, so as to permit the rights and obligations under this Condition to be exercised in the time and in the manner specified Conditions 10(B) or 10(C). The Redemption Date must be a Payment Business Day. The Issuer may not specify the Redemption Date that falls on or after the 30th Scheduled Trading Day immediately prior to the Maturity Date. Simultaneously with providing such Redemption Notice, we will publish the same information as a press-release on the Issuer’s website or such other medium as the Issuer may regularly use at the time for dissemination of information to investors.

10.9	Adjustment to Exchange Property Upon Make-Whole Events:

(a)

If the Issuer’s call for redemption pursuant to Condition (B) or (C), a Relevant Event or a Make-Whole Fundamental Change (each a “Make-Whole Event”) occurs prior to the Maturity Date and a Bondholder (being otherwise entitled to exercise its Exchange Right) elects to exchange its Bonds in connection with such Make-Whole Event, the Issuer shall, under the circumstances described below, increase the Exchange Property during and solely for the duration of the Make-Whole Period (as defined below) by additional Exchange Property (the “Make-Whole Exchange Property”), as described below. An exchange of Bonds shall be deemed for these purposes to be “in connection with” such Make-Whole Event if the relevant Exchange Notice is received by the Exchange Agent during the Make-Whole Period. The “Make-Whole Period” shall be from, and including, the Effective Date of the related Make-Whole Event up to, and including, the second Scheduled Trading Day immediately prior to the applicable Redemption Date or the Relevant Event Redemption Date (or, in the case of a Make-Whole Fundamental Change that would have been a Fundamental Change but for the proviso in clause (2) of the “Fundamental Change” definition, the 35th Trading Day immediately following the Effective Date of such Make-Whole Fundamental Change), as applicable. The Issuer shall provide written notification to Bondholders and the Trustee (and the Exchange Agent, if other than the Trustee) of the Effective Date of the Make-Whole Event and issue a press release announcing such Effective Date no later than five Business Days after such Effective Date.

(b)	Upon surrender of Bonds for exchange in connection with a Make-Whole Event, the Issuer shall satisfy the exchange obligation in accordance with Condition 7.

(c)

For as long as the Exchange Property consists solely of the initial number of the Shares (disregarding for such purpose any decrease of the Exchange Property solely due to Condition 7(H)), the Make-Whole Exchange Property shall be increased by such additional number of Shares, per each $100,000 principal amount of the Bonds then outstanding (subject to the foregoing, the “Additional Shares”), as shall be determined by reference to the table below, based on the date on which the Relevant Event occurs or becomes effective (the “Effective Date”) and the price (the “Share Price”) paid (or deemed to be paid) per Share in the Relevant Event. If the holders of the Shares receive in exchange for their Shares only cash in a Fundamental Change described in clause (b) of the definition of Fundamental Change, the Share Price shall be the cash amount paid per Share. Otherwise, the Share Price shall be the average of the Closing Prices of the Shares over the five Trading Day period ending on, and including, the Trading Day immediately preceding the Effective Date of the Relevant Event.

(d)

The number of Additional Shares, if any, by which the Exchange Property will be increased in the event the Issuer elects to redeem the Bonds pursuant to Condition 10(B) will be determined by reference to the table below based on the Redemption Reference Date and the Redemption Reference Price (each as defined below), but determined for purposes of this Condition as if (x) the Bondholder had elected to exchange its Bonds in connection with the applicable Redemption Notice, (y) the applicable “Redemption Reference Date” were the “Effective Date” as specified in sub-paragraph (iii) above and (z) the applicable “Redemption Reference Price” were the “Share Price” as specified in sub-paragraph (iii) above. “Redemption Reference Date” means the date the Issuer gives the relevant Redemption Notice. “Redemption Reference Price” means, for any exchange in connection with a Redemption Notice pursuant to Condition 10(B), the average of the Closing Prices of the Shares over the ten consecutive Trading Day period ending on, and including the Trading Day immediately preceding, the date the Issuer gives the relevant Redemption Notice.

(e)

In the event that an exchange during the period from, and including, the applicable Redemption Notice date up to, and including, the second Scheduled Trading Day immediately prior to the related Redemption Date would also be deemed to be a conversion in connection with a Relevant Event, a Bondholder to be converted will be entitled to a single increase to the Exchange Property with respect to the first to occur of the earliest date of the applicable Redemption Notice and the Effective Date of the Relevant Event, and the later event(s) will be deemed not to have occurred for purposes of this Condition with respect to such exchange.

(f)

Subject to sub-paragraph (iii) above, the following table (the “Make-Whole Table”) sets forth the number of Additional Shares to be added per US$100,000 principal amount of Bonds to the Exchange Property solely for the duration of the Make-Whole Period pursuant to this paragraph for each Share Price and Effective Date set forth below:

	Share Price
Effective Date	$491.00	$600.00	$702.13	$800.00	$912.77	$1000.00	$1250.00	$1500.00	$1750.00	$2000.00	$2500.00
March 12, 2025	476.0297	309.5400	213.5600	152.6700	105.4300	79.8000	36.3300	16.0000	6.2700	1.8200	0.0000
March 12, 2026	476.0297	309.5400	212.7500	149.6200	101.3500	75.5400	32.7400	13.5000	4.7400	1.0700	0.0000
March 12, 2027	476.0297	309.5400	205.6700	141.3600	93.2600	68.0700	27.5500	10.3000	3.0000	0.3800	0.0000
March 12, 2028	476.0297	299.3000	191.7800	128.1600	81.9800	58.3800	21.7000	7.0400	1.4800	0.0200	0.0000
March 12, 2029	476.0297	268.6100	171.0800	112.3700	69.6800	48.1100	15.7900	4.0900	0.4300	0.0000	0.0000
March 12, 2030	476.0297	257.2600	153.9500	94.4300	53.6200	34.2900	8.3500	1.0700	0.0000	0.0000	0.0000
March 12, 2031	476.0297	232.6600	120.2400	62.4800	28.7300	15.2900	1.5400	0.0000	0.0000	0.0000	0.0000
March 12, 2032	476.0297	188.4377	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact Share Prices and Effective Dates may not be set forth in the table above, in which case:

(i)

if the Share Price is between two Share Prices in the table above or the Effective Date is between two Effective Dates in the table, the number of Additional Shares shall be determined by a straight-line interpolation between the number of Additional Shares set forth for the higher and lower Share Prices and the earlier and later Effective Dates, as applicable, based on a 365-day year;

(ii)

if the Share Price is greater than HK$2500.00 per Share (subject to adjustment in the same manner as the Share Prices set forth in the column headings of the table above in this sub-paragraph (vi)), in no event shall any Additional Shares shall be added to the Exchange Property; and

(iii)

if the Share Price is less than HK$491.00 per Share (subject to adjustment in the same manner as the Share Prices set forth in the column headings of the table above in this sub-paragraph (vi)), in no event shall any Additional Shares shall be added to the Exchange Property.

(g)	Nothing in this Condition 10(I) shall prevent an adjustment to the Exchange Property pursuant to the Conditions.

(h)

For as long as the Exchange Property consists exclusively of Shares, the Share Prices set forth in the column headings of the table below shall be adjusted as of any date on which the Exchange Property is otherwise adjusted (excluding, for the avoidance of doubt, any releases of the Exchange Property solely pursuant to Condition 7(H)). In such case, the adjusted Share Prices shall equal the Share Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Value of the portion of the Exchange Property attributable to US$100,000 principal amount of the Bonds (disregarding for the purpose of such calculation the proviso below the definition of the “Value”) immediately prior to such adjustment giving rise to the Share Price adjustment and the denominator of which is the Value of such portion of the Exchange Property as so adjusted. In connection with any event or transaction as a result of which the Exchange Property will include any assets other than Shares (and a resulting adjustment to the Exchange Property pursuant to the Conditions), the Issuer’s board of directors or its committee will determine such adjustments to the Make-Whole Table as it determines in good faith are appropriate to preserve the economic interests of the Bondholders following such change in the Exchange Property.

10.10

“Business Day” in this Condition 10, means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the state of New York are authorized or obligated by law or executive order to close.

11.	TAXATION

All payments of principal, premium (if any) and deliveries made by or on behalf of the Issuer in respect of the Bonds shall be made free and clear of, and without withholding or deduction for or on account of, any taxes, duties, assessments or governmental charges of whatever nature (collectively, “Taxes”) imposed, levied, collected, withheld or assessed by or within the Relevant Jurisdictions, unless such withholding or deduction is required by law.

Where such withholding or deduction is made by the Issuer by or within the PRC at the rate of up to and including the aggregate rate applicable on March 7, 2025 (the “Applicable Rate”), the Issuer will increase the amounts paid by it to the extent required so that the net amount received by Bondholders equals the amounts which would otherwise have been receivable by them had no such withholding or deduction been required.

If the Issuer is required to make a deduction or withholding (i) by or within the PRC in excess of the Applicable Rate, or (ii) by or within Hong Kong or the Cayman Islands or any other Relevant Jurisdiction, the Issuer shall pay such additional amounts (“Additional Amounts”) as will result in receipt by the Bondholders of such amounts as would have been received by them had no such withholding or deduction been required, except that no Additional Amounts shall be payable in respect of any Bond:

(a)

in respect of any such Taxes that would not have been imposed, deducted or withheld but for the existence of any connection (whether present or former) between the holder or beneficial owner of a Bond and the Relevant Jurisdiction other than merely holding such Bond or receiving principal, premium (if any) or any delivery in respect thereof (including such holder or beneficial owner being or having been a national, domiciliary or resident of such Relevant Jurisdiction or treated as a resident thereof or being or having been physically present or engaged in a trade or business therein or having or having had a permanent establishment therein);

(b)

presented for payment (where presentation is required) more than 30 days after the relevant date, except to the extent that the Bondholder or beneficial owner thereof would have been entitled to such Additional Amounts on presenting the same for payment on the last day of such 30-day period; for this purpose, the “relevant date” in relation to any Bond means the later of (a) the due date for such payment or (b) the date such payment was made or duly provided for;

(c)

in respect of any Taxes that would not have been imposed, deducted or withheld but for a failure of the holder or beneficial owner of a Bond to comply with a timely request by us addressed to the holder or beneficial owner to provide information concerning such holder’s or beneficial owner’s nationality, residence, identity or connection with any Relevant Jurisdiction, if and to the extent that due and timely compliance with such request is required under the tax laws of such jurisdiction in order to reduce or eliminate any withholding or deduction as to which Additional Amounts would have otherwise been payable to such holder;

(d)

in respect of any Taxes imposed as a result of a Bond being presented for payment (where presentation is required) in the Relevant Jurisdiction, unless such Bond could not have been presented for payment elsewhere;

(e)	in respect of any estate, inheritance, gift, sales, transfer, personal property or similar Taxes;

(f)

to any holder of a Bond that is a fiduciary, partnership or person other than the sole beneficial owner of any payment or delivery to the extent that such payment or delivery would be required to be included in the income under the laws of a Relevant Jurisdiction, for tax purposes, of a beneficiary or settlor with respect to the fiduciary, or a member of that partnership or a beneficial owner who would not have been entitled to such Additional Amounts had that beneficiary, settlor, partner or beneficial owner been the holder thereof;

(g)

with respect to any withholding or deduction that is imposed in connection with Sections 1471–1474 of the Code and U.S. Treasury regulations thereunder (“FATCA”), any intergovernmental agreement between the United States and any other jurisdiction implementing or relating to FATCA or any non-U.S. law, regulation or guidance enacted or issued with respect thereto; or

(h)	any combination of Taxes referred to in the preceding items (a) through (g) above.

In this Condition 11,

References in these Conditions to principal and premium (if any) will be deemed also to refer to any Additional Amounts which may be payable under this Condition 11 or any undertaking or covenant given in addition thereto or in substitution therefor pursuant to the Trust Deed.

In the event that any withholding or deduction for or on account of any Taxes is required and Additional Amounts are payable with respect thereto, at least 10 days prior to each date of payment of principal of, premium, if any, or any delivery on the Bonds, the Issuer shall furnish to the Trustee and the Agent, if other than the Trustee, a certificate specifying the amount required to be withheld or deducted on such payments or deliveries, certifying that the Issuer shall pay such amounts required to be withheld to the appropriate governmental authority and certifying to the fact that the Additional Amounts will be payable and the amounts so payable to each Bondholder, and that the Issuer will pay to the Trustee or such Agent the Additional Amounts required to be paid; provided that no such certificate will be required prior to any date of payment of principal of, premium, if any, or any delivery on such Bonds if there has been no change with respect to the matters set forth in a prior certificate.

Neither the Trustee nor any Agent shall be responsible for paying any tax, duty, charge, assessment, governmental charge, withholding or other payment referred to in Condition 7(B) and this Condition 11 or for determining whether such amounts are payable or the amount thereof, and none of them shall be responsible or liable for any failure by the Issuer, any Bondholder or any other person to pay such tax, duty, charge, assessment, governmental charge, withholding or other payment in any jurisdiction or to provide any notice or information to the Trustee, any Agent or any other person that would permit, enable or facilitate the payment of any principal, premium (if any) or other amount under or in respect of the Bonds without deduction or withholding for or on account of any tax, duty, charge, assessment, governmental charge, withholding or other payment imposed by or in any jurisdiction.

This Condition 11 shall apply in the same manner with respect to the jurisdiction in which any successor to the Issuer is, for tax purposes, organized or resident or doing business, or any political subdivision or any authority thereof or therein or having power to tax (a “Successor Jurisdiction”), substituting such Successor Jurisdiction for the Relevant Jurisdiction.

The obligation of the Issuer to make payments of Additional Amounts under this Condition 11 shall survive any termination, defeasance or discharge of the Bonds.

12.	EVENTS OF DEFAULT

12.1	The following will be events of Default (each an “Event of Default”) with respect to the Bonds:

(a)	Non-Payment: there is failure to pay the principal of, or any premium (if any) on, any of the Bonds when due ; or

(b)

Exchange Rights: any failure by the Issuer to perform any of its obligations arising in respect of the exercise of Exchange Rights, including any failure to pay any Equivalent Amount or any Cash Settlement Amount or to transfer or deliver any Exchange Property or Additional Exchange Property by the time required pursuant to these Conditions required to be transferred or delivered or paid in respect of such exercise, and such failure continues for a period of three Scheduled Trading Days; or

(c)

Breach of Other Obligations: the Issuer defaults in the performance of any one or more of its other obligations under the Bonds or the Trust Deed and such default is not remedied within 30 days after written notice of such default shall have been given to the Issuer by the Trustee; or

(d)

Failure to Give Notice: the Issuer to give (1) a notice as described under Conditions 10(F), (2) Condition 10(I) or (3) Condition 7(A)(v)(b), in each case, when due and, in the case of clause (1) or (2), such failure continues for a period of five Scheduled Trading Days; or

(e)

Cross-Default: there occurs with respect to any indebtedness of the Issuer or any of its Principal Subsidiaries, whether such indebtedness exists as of the date hereof or shall hereafter be created, (A) an event of default that has resulted in the holder thereof declaring the principal of such indebtedness to be due and payable prior to its stated maturity or (B) a failure to make a payment of principal or premium when due (after giving effect to the expiration of any applicable grace period therefor, a “Payment Default”) and (ii) the outstanding principal amount of such indebtedness, together with the outstanding principal amount of any other indebtedness of such Persons under which there has been a Payment Default or the maturity of which has been so accelerated, is equal to or exceeds the greater of (x) US$100,000,000 or its equivalent and (y) 2.5% of the Total Equity of the Issuer; or

(f)

Enforcement Proceedings: one or more final judgments or orders for the payment of money are rendered against the Issuer or any of the Principal Subsidiaries of the Issuer and are not paid or discharged, and there is a period of 90 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons (net of any amounts that the Issuer’s insurance carriers have paid or agreed to pay with respect thereto under applicable policies) to exceed the greater of (x) US$100,000,000 and (y) 2.5% of the Total Equity of the Issuer, during which a stay of enforcement, by reason of a pending appeal or otherwise, is not in effect; or

(g)

Insolvency: the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Issuer or any of the Principal Subsidiaries of the Issuer in an involuntary case or proceeding under any applicable bankruptcy, insolvency or other similar law or (ii) a decree or order adjudging the Issuer or any of the Principal Subsidiaries of the Issuer bankrupt or insolvent, or approving as final and nonappealable a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Issuer or any of the Principal Subsidiaries of the Issuer under any applicable bankruptcy, insolvency or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or any of the Principal Subsidiaries of the Issuer or of any substantial part of its or their respective property, or ordering the winding up or liquidation of their respective affairs (or any similar relief granted under any foreign laws), and in any such case the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive calendar days; or

(h)

Winding-up: the commencement by the Issuer or any of the Principal Subsidiaries of the Issuer of a voluntary case or proceeding under any applicable state or foreign bankruptcy, insolvency or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by the Issuer or any Principal Subsidiary to the entry of a decree or order for relief in respect of the Issuer or any of the Principal Subsidiaries of the Issuer in an involuntary case or proceeding under any applicable bankruptcy, insolvency or other similar law or the commencement of any bankruptcy or insolvency case or proceeding against the Issuer or any Principal Subsidiary, or the filing by the Issuer or any Principal Subsidiary of a petition or answer or consent seeking reorganization or relief with respect to the Issuer or any of the Principal Subsidiaries of the Issuer under any applicable bankruptcy, insolvency or other similar law, or the consent by the Issuer or any Principal Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or any of the Principal Subsidiaries of the Issuer or of any substantial part of its or their respective property pursuant to any such law, or the making by the Issuer or any of the Principal Subsidiaries of the Issuer of a general assignment for the benefit of creditors in respect of any indebtedness as a result of an inability to pay such indebtedness as it becomes due, or the admission by the Issuer or any of the Principal Subsidiaries of the Issuer in writing of the inability of the Issuer to pay its debts generally as they become due, or the taking of corporate action by the Issuer or any of the Principal Subsidiaries of the Issuer that resolves to commence any such action; or

(i)

Illegality: the Bonds or the Trust Deed or Agency Agreement is or becomes or is claimed by the Issuer to be unenforceable, invalid or ceases to be in full force and effect otherwise than is permitted by the Trust Deed or the Agency Agreement.

12.2

If an Event of Default occurs, the Trustee at its discretion may, and if so requested in writing by holders of at least 25 per cent. in principal amount of the outstanding Bonds or if so directed by an Extraordinary Resolution of the Bondholders shall, (subject to the Trustee having been indemnified and/or secured and/or prefunded to its satisfaction) give written notice (an “Acceleration Notice”) to the Issuer declaring the Bonds to be immediately due and repayable, whereupon they shall become immediately due and repayable at their principal amount without any further declaration, notification or other act on the part of the Trustee or any Bondholders.

12.3

Notwithstanding receipt of any payment after the acceleration of the Bonds, if any Bond has become due and repayable prior to the Maturity Date by reason of the occurrence of an Event of Default for which such acceleration has not been rescinded, the Exchange Right will be exercisable, pursuant to and in accordance with Condition 7(A)(iv).

If the Exchange Right attached to any Bond is exercised pursuant to this Condition 12(C), the Issuer shall in accordance with these Conditions pay the exchanging Bondholder the Cash Settlement Amount in respect of the exercise of such Exchange Rights on the applicable Exchange Date or, in the case where the Issuer makes a Physical Settlement Election (which, notwithstanding any provisions to the contrary in these Conditions, may only be in whole but not in part, and otherwise subject to the terms and conditions for such Physical Settlement Election set forth in Condition 7(A)(ii)), deliver the relevant Exchange Property in accordance with these Conditions as applicable to such Exchange Date.

If (x) the Bonds have become due and payable pursuant to Condition 12(A)(ii) (an “Exchange Default”) for which such acceleration has not been rescinded or (y) the Exchange Right attached to any Bond is exercised pursuant to the first paragraph to this Condition 12(C) but the Issuer failed to perform any of its payment or delivery obligations arising in respect of the exercise of the Exchange Right specified in the immediately preceding paragraph on the due date thereof (without giving effect to any grace period) (the “due date”, as used in this Condition 12(C)) (a “Post-EOD Exchange Default”), the Issuer shall immediately, in lieu of other amounts or deliveries due under the applicable Cash Settlement or Physical Settlement on account of such Exchange Default or Post-EOD Exchange Default, instead pay to such Bondholder an amount in US dollars (the “Default Cure Amount”) equal to:

(i)

the Cash Settlement Amount that is required to be paid by the Issuer to satisfy the Exchange Right in relation to such exchanging Bondholder, assuming that Cash Settlement applies in full to such Exchange Right; minus

(ii)

(x) in the case of Cash Settlement, the portion of such Cash Settlement Amount already paid; or (y) in the case of Physical Settlement, the Cash Settlement Amount had Cash Settlement applied pursuant to these Conditions to such Exchange Property that has actually been delivered by the Issuer pursuant to such Bondholders’ Exchange Notice;

provided that (x) if the Cash Settlement Calculation Period has occurred in respect of such Exchange Right, then the Cash Settlement Amount shall be determined based on such Cash Settlement Calculation Period (and no new Cash Settlement Calculation Period shall be needed), and (y) if the Physical Settlement Election in whole was made in respect of the exercised Exchange Right, then solely for the purposes of this determination of the Default Cure Amount, the Cash Settlement Amount shall be an amount in US dollars equal to the Value of the Exchange Property (calculated on a pro rata basis) on the due date (in the case of a Post-EOD Exchange Default) or on the date of the Acceleration Notice (in the case of an Exchange Default). Notwithstanding the foregoing, if an exchanging Bondholder has received any payment in respect of the Bonds so exchanged after an Exchange Default or Post-EOD Exchange Default (a “Relevant Payment”) pursuant to this Condition 12:

(I) the Relevant Payment shall be deducted from the Default Cure Amount in respect of the exchange of such Bonds;

(II) in the case where Cash Settlement applies to the exchange of such Bonds, the Relevant Payment shall be deducted from the Cash Settlement Amount in respect of the exchange of such Bonds deliverable by the Issuer on the due date; or

(III) in the case where the Issuer elects Physical Settlement in whole, the delivery of the pro rata share of the Exchange Property in respect of the exchange of such Bonds shall only be made against repayment to the Issuer of the Relevant Payment received by the relevant Bondholder on the due date.

13.	PRESCRIPTION

Claims for payment in respect of the Bonds shall be prescribed and become void unless made within 10 years (in the case of principal and premium (if any)) or five years (in the case of default interest) from the relevant date for payment in respect thereof first becomes due.

14.	ENFORCEMENT

At any time after the Bonds have become due and repayable, the Trustee may, at its sole discretion and without further notice, take such steps, action and/or proceedings against the Issuer as it may think fit to enforce repayment of the Bonds and to enforce the provisions of the Trust Deed, but it will not be bound to take any such steps, action and/or proceedings unless (a) it shall have been so requested in writing by the Holders of not less than 25 per cent. in principal amount of the Bonds then outstanding or shall have been so directed by an Extraordinary Resolution of the Holders and (b) it shall have been pre-funded and/or indemnified and/or secured to its satisfaction. No Holder will be entitled to proceed directly against the Issuer unless the Trustee, having become bound to do so, fails to do so within a reasonable period and such failure shall be continuing.

15.	MEETINGS OF HOLDERS, MODIFICATION AND WAIVER

15.1

Meetings: The Trust Deed contains provisions for convening meetings of Holders to consider any matter affecting their interests, including without limitation the sanctioning by Extraordinary Resolution of a modification of the Bonds or the provisions of the Trust Deed. Such a meeting may be convened by the Trustee or the Issuer and shall be convened by the Trustee upon request in writing from Holders holding not less than 10 per cent. in aggregate principal amount of the Bonds for the time being outstanding and subject to the Trustee being indemnified and/or secured and/or pre-funded to its satisfaction against all costs and expenses. The quorum at any such meeting for passing an Extraordinary Resolution will be two or more persons holding or representing over 50 per cent. in aggregate principal amount of the Bonds for the time being outstanding or, at any adjourned such meeting, two or more persons being or representing Holders whatever the aggregate principal amount of the Bonds so held or represented unless the business of such meeting includes consideration of proposals, inter alia, (i) to modify the due date for any payment in respect of the Bonds, (ii) to reduce or cancel the amount of principal or premium (if any) payable in respect of the Bonds or to change the method of calculation of any amount payable under the Bonds, (iii) to change the currency of payment of the Bonds, (iv) to modify or cancel the Exchange Right, (v to vary the method or basis for calculating any amount payable in respect of the Bonds or (vi) to modify the provisions concerning the quorum required at any meeting of the Holders or the majority required to pass an Extraordinary Resolution, in which case the necessary quorum for passing an Extraordinary Resolution will be two or more persons holding or representing not less than 66 per cent., or at any adjourned such meeting not less than 25 per cent. in aggregate principal amount of the Bonds for the time being outstanding. An Extraordinary Resolution passed at any meeting of Holders will be binding on all Holders, whether or not they are present at the meeting.

The Trust Deed provides that (A) a written resolution signed by or on behalf of the Holders of not less than 90 per cent. of the aggregate principal amount of Bonds for the time being outstanding or (B) a resolution passed by way of electronic consents through Euroclear and Clearstream (in a form satisfactory to the Trustee) by or on behalf of holders of not less than 90 per cent. of the aggregate principal amount of the Bonds for the time being outstanding shall each be as valid and effective as a duly passed Extraordinary Resolution.

15.2

Modification and Waiver: The Trustee may (but shall not be obliged to) agree, without the consent of the Holders, to (i) any modification (except as mentioned in Condition 15(A)) to, or the waiver or authorisation of any breach or proposed breach of, the Bonds, the Agency Agreement or the Trust Deed which is not, in the opinion of the Trustee, materially prejudicial to the interests of the Holders or (ii) any modification to the Bonds, the Agency Agreement or the Trust Deed which, in the Trustee’s opinion, is of a formal, minor or technical nature or to correct a manifest error or to comply with mandatory provisions of law. Any such modification, waiver or authorisation will be binding on the Holders and, unless the Trustee agrees otherwise, any such modification, waiver or authorisation will be notified by the Issuer to the Holders in accordance with Condition 17 as soon as reasonably practicable thereafter.

15.3

Interests of Holders: In connection with the exercise of its functions, rights, powers and discretions (including but not limited to those in relation to any proposed modification, authorisation or waiver), the Trustee shall have regard to the interests of the Holders as a class and shall not have regard to the interests of, or be responsible for, the consequences of such exercise for individual Holders and, in particular but without affecting the generality of the foregoing, the Trustee shall not be entitled to require on behalf of any Holder, nor shall any Holder be entitled to claim, from the Issuer or the Trustee any indemnification or payment in respect of any tax consequences of any such exercise upon individual Holders.

16.	REPLACEMENT OF CERTIFICATES

If any Certificate is mutilated, defaced, destroyed, stolen or lost, it may be replaced at the specified office of the Registrar and at the specified office of any Paying Agent upon payment by the claimant of such costs as may be incurred in connection therewith and on such terms as to evidence and indemnity and/or security and/or pre-funding as the Issuer and/or the Registrar or such Paying Agent may require. Mutilated or defaced Certificates must be surrendered before replacements will be issued.

17.	NOTICES

Unless otherwise provided in the Trust Deed or the Bonds, as described herein, all notices to all Holders as a group shall be validly given if in writing and mailed to them at their respective addresses in the Register, and published in a leading newspaper having general circulation in Asia (which is expected to be the Wall Street Journal Asia). Any such notice shall be deemed to have been given on the later of such publication and the seventh day after being so mailed.

So long as the Bonds are represented by the Global Certificate and the Global Certificate is held on behalf of Euroclear Bank SA/NV or Clearstream Banking S.A. or any alternative clearing system(s), notices to the Bondholders shall be given by delivery of the relevant notice to Euroclear Bank SA/NV or Clearstream Banking S.A. or such alternative clearing system(s), for communication by it to entitled accountholders in substitution for notification as required by the Terms and Conditions, and such notice shall be deemed to be received by the Bondholders on the date of delivery of such notice to Euroclear or Clearstream or such alternative clearing system(s).

The Issuer shall cause to be filed with the Trustee, and shall cause to be given to all Holders (i) at least 10 days prior to the applicable record date for the the Relevant Securities if any Relevant Company shall (A) declare a dividend (or other distribution) on its Shares payable otherwise than in cash out of its retained earnings, or (B) authorize the grant to the holders of its Relevant Securities of options, rights or warrants, and (ii) at least 10 days prior to the applicable record date, upon (A) a reclassification of any Relevant Securities (other than a subdivision or combination of its outstanding Relevant Securities), or of any consolidation, merger or share exchange to which the Issuer or such Relevant Company is a party and for which approval of any shareholders is required, or of any tender or exchange offer by the Issuer, such Relevant Company or any Principal Subsidiary of the Issuer for all or any of the Relevant Securities, or of the conveyance, lease, sale or transfer of all or substantially all of the assets of the Issuer, such Relevant Company or any Principal Subsidiary of the Issuer, or (B) the voluntary or involuntary dissolution, liquidation or winding up of the Issuer or any of its Principal Subsidiaries, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights options or warrants, or, if a record is not to be taken, the date as of which the holders of the Relevant Securities of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (y) subject to any applicable securities laws, the date on which such reclassification, consolidation, merger, share exchange, tender or exchange offer, conveyance, lease, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of the Relevant Securities of record shall be entitled to exchange their Relevant Securities for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, tender or exchange offer, conveyance, lease, sale, transfer, dissolution, liquidation or winding up. The foregoing will not require the Issuer to send any notice to the Holders or the Trustee prior to any notice or circular regarding the subject of such notice to the Holders or the Trustee is sent to shareholders of the Issuer; provided that if a longer notice period is required pursuant to Condition 7(A)(v)(b) for any event also referenced above, the provisions of Condition 7(A)(v)(b) shall apply instead for such event.

18.	FURTHER ISSUES

The Issuer may from time to time, without the consent of the Holders, create and issue further Bonds having the same terms and conditions as the Bonds in all respects (or in all respects except for the issue date, the issue price, the first date on which Exchange Rights may be exercised and the timing for the making of the Post-Issuance Reporting Filings and/or the Post-Issuance NDRC Filing) and so that such further issue shall be consolidated and form a single series with the Bonds. Such further Bonds may, with the consent of the Trustee, be constituted by a deed supplemental to the Trust Deed.

19.	AGENTS

The initial specified offices of the Agents are set out in the Trust Deed and the Agency Agreement. The Issuer reserves the right, at any time to vary or terminate the appointment of any Agent and to appoint additional or other Agents. The Issuer will at all times maintain (a) a Principal Agent, and (b) a Registrar which will maintain the Register outside the United Kingdom. Notice of any such termination or appointment, of any changes in the specified offices of any Agent or the Registrar and of any change in the identity of the Registrar or the Principal Agent will be given promptly by the Issuer to the Holders in accordance with Condition 17.

20.	INDEMNIFICATION

The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility, including without limitation provisions relieving it from taking any steps and/or actions and/or instituting proceedings to enforce its rights under the Trust Deed, the Agency Agreement and/or these Conditions and in respect of the Bonds and payment or taking other actions unless first indemnified and/or secured and/or pre-funded to its satisfaction and entitling it to be paid or reimbursed for any fees, costs, expenses and indemnity payments and for liabilities incurred by it in priority to the claims of Bondholders. The Trustee and the Agents are entitled to enter into business transactions with the Issuer and any entity related (directly or indirectly) to the Issuer without accounting for any profit.

None of the Trustee or any Agent shall be liable to any Bondholder, the Issuer or any other person for any action taken by the Trustee or such Agent in accordance with the instructions, direction or request of the Bondholders. The Trustee and the Agents shall be entitled to rely on any instruction, direction, request or resolution of Bondholders given by Bondholders holding the requisite principal amount of Bonds outstanding or passed at a meeting of Bondholders convened and held in accordance with the Trust Deed or by any other means as provided for in the Trust Deed (including without limitation passed by Written Resolution or by Electronic Consent).

The Trustee and the Agents shall have no obligation to monitor or ascertain (i) compliance with the provisions of the Trust Deed, the Agency Agreement or these Conditions or (ii) whether an Event of Default or a Potential Event of Default has occurred or (iii) whether a Relevant Event or any event or circumstance which gives rise or may give rise to a Relevant Event or any redemption under Condition 10 has occurred, and shall, in each case, not be liable to the Issuer, the Bondholders or any other person for not doing so. None of the Trustee or any of the Agents shall be responsible for the performance (whether financial or otherwise) by the Issuer or any other person appointed by any of them in relation to the Bonds and/or the Exchange Property of the duties and obligations on their part expressed in respect of the same and, unless it has express written notice from the Issuer to the contrary, the Trustee and each Agent shall be entitled to assume that the same are being duly performed. None of the Trustee or any of the Agents shall be under any duty or obligation to (and will not be responsible or liable to any Bondholder or any other person for not so doing) perform, verify or assist in any calculation or determination in connection with any amount payable under any redemption option under Condition 10, the number of a pro rata share of the Exchange Property or Additional Exchange Property, the Equivalent Amount, the Further Amount, the Cash Settlement Amount, or any other amount with respect to any exercise of the Exchange Right and shall not be responsible for delivery of any Exchange Property, Additional Exchange Property, Physical Settlement Election Notice or the notice contemplated in Condition 7(A)(i) or for payment of any Equivalent Amount, Further Amount, Cash Settlement Amount, or any other amount with respect to any exercise of the Exchange Right.

Whenever the Trustee is required or entitled by the terms of the Trust Deed, the Agency Agreement or these Conditions to exercise any discretion or power, take any action, make any decision or give any direction, the Trustee is entitled, prior to its exercising any such discretion or power, taking any such action, making any such decision, or giving any such direction, to seek directions from the Bondholders by way of an Extraordinary Resolution, and to be indemnified and/or secured and/or pre-funded to its satisfaction, and the Trustee is not responsible for any loss or liability incurred by the Issuer, any Bondholder or any other person as a result of any delay in it exercising such discretion or power, taking such action, making such decision or giving such direction where the Trustee is seeking such directions or in the event that no such directions are received or an indemnity, security or pre-funding is not provided to the Trustee to its satisfaction.

The Trustee may rely without liability to the Issuer, any Bondholder or any other person on any report, confirmation or certificate or any opinion or advice of any legal advisors, accountants, financial advisors, financial institution or any other expert, whether or not obtained by or addressed to it and whether their liability in relation thereto is limited (by its terms or by any engagement letter relating thereto entered into by the Trustee or any other person or in any other manner) by reference to a monetary cap, methodology or otherwise. The Trustee may accept and shall be entitled to rely on any such report, confirmation, certificate, opinion or advice and, in such event, such report, confirmation, certificate, opinion or advice shall be binding on the Issuer and the Bondholders.

Each Bondholder shall be solely responsible for making and continuing to make its own independent appraisal and investigation into the financial condition, creditworthiness, condition, affairs, status and nature of the Issuer, any Relevant Company and their respective Subsidiaries, and neither the Trustee nor any Agent shall at any time have any responsibility or liability to any Bondholder for the same and each Bondholder shall not rely on the Trustee or any Agent in respect thereof.

21.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

Without prejudice to the rights of the Bondholders pursuant to and as contemplated in Condition 14, no person shall have any right to enforce any term or condition of the Bonds or any provision of the Trust Deed under the Contracts (Rights of Third Parties) Act 1999 except to the extent provided for in these Conditions or in the Trust Deed.

22.	GOVERNING LAW AND SUBMISSION TO JURISDICTION

The Bonds, the Trust Deed and the Agency Agreement, and any non-contractual obligations arising out of any of them, are governed by, and shall be construed in accordance with, the English law.

The Issuer irrevocably agrees that the courts of Hong Kong are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with the Trust Deed or the Bonds (including a dispute relating to any non-contractual obligations arising out of or in connection with the Trust Deed or the Bonds (“Proceedings”)) and that accordingly submits to the jurisdiction of the Hong Kong courts. The Issuer waives any objection to the courts of Hong Kong on the grounds that they are an inconvenient or inappropriate forum.

The Issuer hereby waives any right to claim sovereign or other immunity from jurisdiction or execution and any similar defence, and irrevocably consents to them giving of any relief or the issue of any process, including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment made or given in connection with any Proceedings.

SCHEDULE 5

FORM OF PRINCIPAL SUBSIDIARIES CERTIFICATE

[DATE]

The Bank of New York Mellon, London Branch (the “Trustee”)

160 Queen Victoria Street

London EC4V 4LA

United Kingdom

Attention:  Trustee Administration Manager / Project Ruyi

Dear Sirs

PRINCIPAL SUBSIDIARIES CERTIFICATE RELATING TO U.S.$2,000,000,000 ZERO COUPON EXCHANGEABLE BONDS DUE 2032 (THE “BONDS”) ISSUED BY BAIDU, INC. (THE “ISSUER”)

Pursuant to the Trust Deed dated March 12, 2025 between the Issuer and the Trustee, the Issuer hereby certifies that the following entities are Principal Subsidiaries as at the last day of the last financial year of the Issuer (being the financial year ended as of [•]) / [DATE]:

[set out list].

Capitalised terms used herein and not defined shall have the meanings given in the Terms and Conditions of the Bonds.

By:

BAIDU, INC.

Authorised Signatory

By:

Authorised Signatory

SCHEDULE 6

FORM OF CERTIFICATE OF COMPLIANCE

[On the Headed Paper of the Issuer]

To:  The Bank of New York Mellon, London Branch

160 Queen Victoria Street

London EC4V 4LA

United Kingdom

Attention: Trustee Administration Manager / Project Ruyi

[Date]

Dear Sirs

U.S.$2,000,000,000 ZERO COUPON EXCHANGEABLE BONDS DUE 2032 (THE “BONDS”) ISSUED BY BAIDU, INC. (THE “ISSUER”)

This certificate is delivered to you in accordance with Clause 10.5 of the Trust Deed dated March 12, 2025 (the “Trust Deed”) and made between Baidu, Inc. (the “Issuer”) and The Bank of New York Mellon, London Branch (the “Trustee”). All words and expressions defined in the Trust Deed shall (save as otherwise provided herein or unless the context otherwise requires) have the same meanings herein. We hereby certify that, to the best of the knowledge, information and belief (having made reasonable enquiries) of the Issuer:

(a)

as at [•], no Event of Default or Potential Event of Default occurred [other than [•]] and no Event of Default or Potential Event of Default had occurred at any time since [•] [the Certification Date (as defined in the Trust Deed) of the last certificate delivered under Clause 10.5 [other than [•]]; and

(b)

from and including [•] [the Certification Date of the last certificate delivered under Clause 10.5 to and including [•], the Issuer has complied in all respects with its obligations under the Trust Deed and the Bonds [other than [•]].

This certificate is given without personal responsibility.

For and on behalf of

BAIDU, INC.

Authorised Signatory

Authorised Signatory

SCHEDULE 7

FORM OF CERTIFICATE OF SATISFACTION TO THE TRUSTEE

To: The Bank of New York Mellon, London Branch

Attention: Trustee Administration Manager / Project Ruyi

[Date]

Dear Sirs

U.S.$2,000,000,000 ZERO COUPON EXCHANGEABLE BONDS DUE 2032 (THE “BONDS”) ISSUED BY BAIDU, INC. (THE “ISSUER”)

This certificate is delivered to you in accordance with Condition 4(C) of the Conditions and Clause 10.6 of the Trust Deed dated March 12 2025 (the “Trust Deed”) and made between Baidu, Inc. (the “Issuer”) and The Bank of New York Mellon, London Branch (the “Trustee”).

We hereby certify that the Post-Issuance Filing, as described in Condition 4(B) of the Conditions in respect of the Bonds and Clause 10.6 of the Trust Deed, has been submitted.

We attach hereto copies of the relevant documents evidencing the Post-Issuance Filing and setting out the particulars of filing, each certified in English as a true and complete copy of the original by two Authorised Signatories of the Issuer.

This Notice shall also be treated as an instruction to the Principal Agent to deliver the appended Notice to Bondholders to Euroclear and Clearstream for onward transmission to the Bondholders.

All words and expressions defined in the Trust Deed shall (save as otherwise provided herein or unless the context otherwise requires) have the same meanings herein.

For and on behalf of

BAIDU, INC.

Authorised Signatory

Authorised Signatory

APPENDIX

ISIN: XS3015248209

Common Code: 301524820

BAIDU, INC.

U.S.$2,000,000,000 Zero Coupon EXCHANGEABLE BONDS DUE 2032 (THE “BONDS”)

Reference is made to Condition 4(C) of the terms and conditions of the Bonds (the “Conditions”). All words and expressions defined in the Conditions shall (save as otherwise provided herein or unless the context otherwise requires) have the same meanings in this Notice.

We hereby notify the holders of the Bonds that we have submitted the Post-Issuance Filing in accordance with, and in the timeframe set forth in, Condition 4(B).

For and on behalf of

BAIDU, INC.

Authorised Signatory

This Trust Deed is delivered on the date stated at the beginning.

EXECUTED as a DEED by	)
)
authorised signatory for	)	/s/ Junjie He
BAIDU, INC.	)	Name: Junjie He
in the presence of:	)	Title: Interim Chief Financial Officer

/s/ Robin Yanhong Li
Witness’ signature
Name: Robin Yanhong Li

Signature Page - Trust Deed

Executed as a Deed by

THE BANK OF NEW YORK MELLON, LONDON BRANCH

By:	/s/ Joe Lin
Name: Joe Lin
Title: Vice President

Signature Page - Trust Deed